Exhibit 10.3

EXCHANGE AGREEMENT

dated June 9, 2009

between

CITIGROUP INC.

and

UNITED STATES DEPARTMENT OF THE TREASURY

i

4.3	Certain Transactions	29
4.4	Transfer of Exchange Securities, Exchange Common Shares, Warrant and Warrant Shares	29
4.5	Right to Exchange TruPs Exchange Securities	29
4.6	Registration Rights	31
4.7	Preemptive Rights	42
4.8	Executive Compensation	44
4.9	Bank Holding Company Status	49
4.10	Restriction on Dividends and Repurchases	49
4.11	Compliance with Employ American Workers Act	51
4.12	Compliance with Guidelines of the Home Affordable Modification Program	51
4.13	Voting of Warrant Shares	51
4.14	Repurchase of Exchange Common Shares	51
4.15	Mandatory Sale of Exchange Common Shares	52
4.16	Consent to Exchange Offers and Subsidiary Exchange	52
4.17	Suspension of Dividends	52
4.18	Agreement to Vote	53

Article V

Miscellaneous

5.1	Termination	53
5.2	Survival of Representations and Warranties	54
5.3	Amendment	54
5.4	Waiver of Conditions	54
5.5	Governing Law: Submission to Jurisdiction, Etc.	54
5.6	Notices	55
5.7	Definitions	56
5.8	Assignment	56
5.9	Entire Agreement, Etc.	57
5.10	Counterparts and Facsimile	57
5.11	Severability	57
5.12	No Third Party Beneficiaries	57
5.13	Time of Essence	57
5.14	Specific Performance	57
5.15	Limitation of Liability	58

-ii-

LIST OF ANNEXES

ANNEX A:	FORM OF CERTIFICATE OF DESIGNATIONS FOR SERIES M INTERIM STOCK

ANNEX B:	FORM OF OPINION

ANNEX C:	FORM OF WARRANT

ANNEX D:	TAX BENEFITS PRESERVATION PLAN

LIST OF SCHEDULES

SCHEDULE A:	TRUPS TERMS

SCHEDULE B:	CAPITALIZATION

SCHEDULE C:	REQUIRED CONSENTS, FILINGS AND APPROVALS

SCHEDULE D:	MATERIAL ADVERSE CHANGES

SCHEDULE E:	PREFERRED STOCKHOLDER PROPOSALS

-iii-

INDEX OF DEFINED TERMS

Term	Location of Definition
Affiliate	5.7(b)
Agreement	Preamble
Appropriate Federal Banking Agency	3.6(a)
Bank Holding Company	4.9
Bankruptcy Exceptions	2.2(d)
Benefit Plans	1.2(d)(vi)
Board of Directors	2.2(f)(ii)
Bonus Compensation	4.b(c)(i)
Bonus Pool Cap	4.8(c)(i)
Business Combination	4.18(c)
business day	1.5
Capitalization Date	2.2(b)
Certificate of Designations	1.2(d)(iii)
Charter	1.2(d)(iii)
Code	Recitals
Common Stock	Recitals
Company	Preamble
Company 10-K	2.2(n)(i)
Company Material Adverse Effect	2.1(a)
Company Subsidiaries	3.6(a)
Compensation Regulations	1.2(d)(vi)
control, controlled by, under common control with	5.7(b)
Covered Employee	4.8(c)(ii)
CPP Preferred Stock	Recitals
December TIP SPA	3.10(b)
Declaration	2.2(e)(i)
Designated Matters	4.18(c)
EAWA	4.11
EESA	1.2(d)(vi)
Exchange Act	2.1(b)
Exchange Agreements	1.1(a)
Exchange Common Shares	2.2(c)
Exchange Offers	Recitals
Exchange Preferred Shares	Recitals
Exchange Securities	Recitals
Exercising Entity	4.7(a)
Expense Policy	4.8(f)
FDIC	Recitals
FDIC Exchange Agreement	2.2(l)(i)
Federal Reserve	4.9
GAAP	2.1(a)
Government Act	5.15(b)

iv

Term	Location of Definition
Governmental Entities	1.2(c)(i)
Governmental Order	5.7(c)
Guarantee	2.2(e)(iv)
Guarantee Preferred Shares	Recitals
Guarantee Preferred Stock	Recitals
Holder	4.6(k)(i)
Holders’ Counsel	4.6(k)(ii)
Indemnitee	4.6(g)(i)
Indenture	2.2(e)(v)
Information	3.6(c)
Interim Exchange Securities	Recitals
Investor	Preamble
January TIP SPA	3.10(b)
Junior Stock	4.10(c)
Last Fiscal Year	2.1(b)
Mandatory Sale Date	4.15
Market Price	4.14(c)
Master Agreement	Recitals
New Security	4.7(a)
NYSE	Recitals
NYSE Approval	1.2(c)(iii)
OCC	2.2(q)(iii)
October SPA	4.8(k)
Parity Stock	4.10(c)
Pending Underwritten Offering	4.6(l)
Permitted Repurchases	4.10(a)(ii)
Piggyback Registration	4.6(a)(iv)
Preferred Stock	1.1(a)
Preferred Stockholder Proposals	3.2(d)
Previously Disclosed	2.1(b)
Prior Year Bonus Compensation	4.8(c)(i)
Private Closing Value	1.1(a)
Private Exchange	Recitals
Private Exchange Common Stock Amount	1.1(a)(i)
Private Exchange Offer Closing	1.2(a)
Private Exchange Offer Closing Date	1.2(a)
Private Exchange Preferred Shares	Recitals
Private Exchange Securities	Recitals
Private Investor Exchanges	1.1(a)
Private Investors	1.1(a)
Public Closing Value	1.3(a)
Public Exchange	Recitals
Public Exchange Common Stock	Recitals
Public Exchange Common Stock Amount	1.3(a)(i)(A)(1)
Public Exchange Offer Closing	1.4(a)
Public Exchange Offer Closing Date	1.4(a)

-v-

Term	Location of Definition
Public Exchange Preferred Shares	Recitals
Public Exchange Securities	Recitals
Public Investor Exchanges	1.3(a)
Public Investor Exchanges Outside Time	3.12
Qualifying Ownership Interest	3.6(a)
Reduction Amount	4.8(c)(ii)
Register, registered, registration	4.6(k)(iii)
Registrable Guarantee	4.5(b)(ii)
Registrable Securities	4.6(k)(iv)
Registrable Subordinated Debentures	4.5(b)(ii)
Registrable TruPs Exchange Securities	4.5(b)(i)
Registration Expenses	4.6(k)(v)
Relevant Period	1.2(d)(vi)
Repurchase Price	4.14(a)
Rule 144, Rule 144A, Rule 159A, Rule 405, Rule 415	4.6(k)(vi)
SEC	2.1(b)
Section 4.8 Employee	4.8(d)
Securities	Recitals
Securities Act	2.2(a)
Selling Expenses	4.6(k)(vii)
Senior Executive Officers	1.2(d)(vi)
Senior Leadership Members	4.8(b)
Series M Interim Stock	Recitals
Share Dilution Amount	4.10(a)(ii)
Shelf Registration Statement	4.6(a)(ii)
Significant Subsidiary	2.2(a)
Signing Date	2.1(a)
Special Registration	4.6(i)
Stockholder Approval	2.2(f)(i)
Stockholder Proposal	3.2(b)
Subordinated Debentures	1.3(a)(ii)(A)(1)
Subsequent Government Act	5.15(b)
subsidiary	5.7(a)
TARP	Recitals
Tax Benefits Preservation Plan	3.8
TIP Preferred Shares	Recitals
Transaction Documents	2.2(f)(i)
Transaction Outline	4.7(a)
Transfer	4.4
TruPs Exchange	Recitals
TruPs Exchange Preferred Shares	Recitals
TruPs Exchange Securities	Recitals
TruPs Issuer	Recitals
Trust Indenture Act	2.2(e)(iii)
U.S. Lobbying Policy	4.8(e)
Warrant	Recitals

-vi-

Term	Location of Definition
Warrant Shares	1.2(c)(iii)

-vii-

EXCHANGE AGREEMENT, dated June 9, 2009 (this “Agreement”), between Citigroup Inc., a Delaware corporation (the “Company”) and the United States Department of the Treasury (the “Investor”).

Recitals:

WHEREAS, on October 28, 2008, the Company issued to the Investor 25,000 shares of its preferred stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series H”, having a liquidation amount of $1,000,000 per share (the “CPP Preferred Stock”), and a warrant to purchase 210,084,034 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), under the Troubled Asset Relief Program (“TARP”) Capital Purchase Program;

WHEREAS, on December 31, 2008, the Company issued to the Investor 20,000 shares (the “TIP Preferred Shares”) of its preferred stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series I”, having a liquidation amount of $1,000,000 per share, and a warrant to purchase 188,501,414 shares of Common Stock under the TARP Targeted Investment Program;

WHEREAS, on January 15, 2009, the Company and certain of its Affiliates entered into a master agreement (as amended from time to time, the “Master Agreement”) with the Investor, the Federal Deposit Insurance Corporation (the “FDIC”) and the Federal Reserve Bank of New York, and as consideration for the loss protection provided by the Investor and the FDIC to the Company and certain of its Affiliates under the Master Agreement, the Company issued to the Investor 4,034 shares (the “Guarantee Preferred Shares”) of its preferred stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock Series G”, having a liquidation amount of $1,000,000 per share (the “Guarantee Preferred Stock”), and a warrant to purchase 66,531,728 shares of Common Stock, and issued to the FDIC 3,025 shares of the Guarantee Preferred Stock;

WHEREAS, at the Private Exchange Offer Closing, the Company desires to issue and sell the number of shares of its preferred stock designated as “Series M Common Stock Equivalent”, having a liquidation amount of $3,250,000 per share (the “Series M Interim Stock”), calculated in accordance with Section 1.1 (the “Private Exchange Securities”) and a warrant (the “Warrant”) to purchase the number of shares of Common Stock calculated in accordance with Section 1.1 to the Investor in exchange for the surrender of the number of shares of its outstanding CPP Preferred Stock (the “Private Exchange Preferred Shares”) calculated in accordance with Section 1.1, on the terms and subject to the conditions set forth herein (the “Private Exchange”);

WHEREAS, at the Public Exchange Offer Closing, the Company desires to issue and sell to the Investor (i) in the event that the Stockholder Approval has not been obtained as of such time, the number of shares of its Series M Interim Stock calculated in accordance with Section 1.3(a)(i)(A)(1) (the “Public Exchange Securities” and, together with the Private Exchange Securities, the “Interim Exchange Securities”) or (ii) in the event that the Stockholder Approval has been obtained as of such time, the number of shares of Common Stock calculated in accordance with Section 1.3(a)(i)(A)(2) (the “Public Exchange Common Stock”), in either case in exchange for the surrender of the number of shares of its outstanding CPP Preferred Stock (the “Public Exchange Preferred Shares”) calculated in accordance with Section 1.3, on the terms and subject to the conditions set forth herein (the “Public Exchange”);

WHEREAS, at the Public Exchange Offer Closing, the Company desires to cause a newly-formed Delaware business trust (the “TruPs Issuer”) to issue and sell the number of preferred shares calculated in accordance with Section 1.3(a)(ii)(A) and having the terms set forth in Schedule A (the “TruPs Exchange Securities” and, together with the Interim Exchange Securities and, if applicable, any Public Exchange Common Stock, the “Exchange Securities”) to the Investor in exchange for the surrender of the TIP Preferred Shares, the Guarantee Preferred Shares and any remaining shares of CPP Preferred Stock then held by the Investor following the Private Exchange and the Public Exchange (collectively, the “TruPs Exchange Preferred Shares” and, together with the Private Exchange Preferred Shares and the Public Exchange Preferred Shares, the “Exchange Preferred Shares”), on the terms and subject to the conditions set forth herein (the “TruPs Exchange” and, together with the Public Exchange and the Private Exchange, the “Exchange Offers”);

WHEREAS, the term “Securities” refers collectively to (1) the Exchange Securities and the Warrant issued under this Agreement and (2) any securities (including shares of Common Stock) into which any of the foregoing are converted or exercised in accordance with the terms thereof and of this Agreement;

WHEREAS, the U.S. Government requires the Company to continue to be appropriately capitalized with high quality capital. In furtherance of this, the Investor is exchanging certain of its preferred stock of the Company for shares of Common Stock on the terms and conditions set forth herein;

WHEREAS, the Investor has made a determination that temporary ownership of the Securities will facilitate stabilization of the financial system;

WHEREAS, the Investor desires to consummate the Exchange Offers in order to protect its interests as an equityholder in the Company and to ensure and promote financial market stability;

WHEREAS, the Investor intends for its ownership of the Securities to be temporary and, consistent with the presumption of the TARP Capital Assistance Program that banks should remain in private hands, plans to effect an orderly sale or distribution of the Securities to private investors, including through open market sales and other means, following stabilization of the Company and the financial system;

WHEREAS, the Audit and Risk Management Committee of the board of directors of the Company has approved the reliance by the Company on the exception under Para. 312.05 of the New York Stock Exchange (the “NYSE”) Listed Company Manual;

WHEREAS, the parties intend for each of the Public Exchange and the Private Exchange to qualify as a “reorganization” described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company acknowledges that a mutual and voluntary exchange of consideration supports this Agreement and, accordingly, that the Agreement shall not be construed to be unenforceable in any respect.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article I

Exchanges; Closings

1.1 Private Exchange.

(a) On the terms and subject to the conditions set forth in this Agreement, at the Private Exchange Offer Closing, the Investor shall deliver to the Company and surrender a number of Private Exchange Preferred Shares having an aggregate Liquidation Amount (as such term is defined in the Certificate of Designations of the CPP Preferred Stock) equal to the Private Closing Value and, in exchange therefor, the Company agrees to issue, sell, deliver and/or pay to the Investor:

(i) a number of Private Exchange Securities equal to the quotient of (x) the Private Closing Value and (y) 3,250,000 and which are convertible into an aggregate number of shares of Common Stock equal to the Private Closing Value divided by 3.25 (the “Private Exchange Common Stock Amount”) (subject to adjustment as provided therein);

(ii) the Warrant to purchase (subject to adjustment as provided therein) a number of shares of Common Stock equal to the product of (A) the number of shares of Series M Interim Stock issued to the Investor multiplied by (B) the quotient of (x) 790,000,000 and (y) the aggregate number of shares of Series M Interim Stock outstanding as of the close of business on the second business day immediately preceding the Initial Exercise Date (as defined in the Warrant), after giving effect to any transactions occurring at or prior to such time; and

(iii) an amount equal to all accrued and unpaid dividends on the Private Exchange Preferred Shares to, but excluding, the Private Exchange Offer Closing Date either (A) in cash to an account designated by the Investor or (B) at the Company’s option, by delivering to the Investor certificates in proper form evidencing a number of shares of Common Stock (or an equivalent number of additional shares of Series M Interim Stock), collectively having a value equal to the amount of such accrued and unpaid dividends, together with, if applicable, cash in lieu of fractional shares to an account designated by the Investor.

For purposes of Section 1.1(a)(iii) and for Sections 1.3(a)(i)(B) and 1.3(a)(ii)(B) below, the value of the Common Stock shall equal the Market Price (as defined in Section 4.14) per share.

The “Private Closing Value” means an amount equal to the aggregate liquidation preference (which, for the avoidance of doubt, excludes accrued dividends) of the various shares of preferred stock of the Company (the “Preferred Stock”) exchanged for shares of Series M Interim Stock and warrants to purchase shares of Common Stock pursuant to certain exchange agreements (the “Exchange Agreements”) entered into between the Company and the holders of such shares (such investors, the “Private Investors” and such exchanges, the “Private Investor Exchanges”) prior to the Private Exchange Offer Closing.

1.2 Private Exchange Offer Closing.

(a) The closing of the Private Exchange (the “Private Exchange Offer Closing”) will take place at the offices of Davis Polk & Wardwell, New York, New York 10017, at 9:00 a.m., New York time, on the second business day after the day on which all conditions set forth in Sections 1.2(c) and (d) are satisfied or waived (other than those conditions that by their terms must be satisfied on the Private Exchange Offer Closing Date and the conditions set forth in Section 1.2(d)(vii), but subject to the satisfaction or waiver of those conditions) or at such other place, time and date as agreed by the parties to this Agreement. The time and date on which the Private Exchange Offer Closing occurs is referred to in this Agreement as the “Private Exchange Offer Closing Date”.

(b) Subject to the fulfillment or waiver of the conditions to the Private Exchange Offer Closing in this Section 1.2, at the Private Exchange Offer Closing:

(i) the Company will (A) deliver to the Investor certificates in proper form evidencing the Private Exchange Securities and the Warrant registered in the name of the Investor or its designee(s) and (B) pay or deliver to the Investor the amounts or securities referred to in Section 1.1(a)(iii); and

(ii) the Investor will deliver to the Company certificates in proper form evidencing the Private Exchange Preferred Shares.

(c) The respective obligations of each of the Investor and the Company to consummate the Private Exchange are subject to the fulfillment (or waiver by the Investor and the Company, as applicable) prior to the Private Exchange Offer Closing of the following conditions:

(i) no law or Governmental Order shall have been enacted, entered, promulgated or enforced by any United States or other governmental, regulatory or judicial authority of competent jurisdiction (collectively, “Governmental Entities”) that prohibits or makes illegal the consummation of the transactions contemplated by this Agreement or that prohibits or restricts the Investor from owning, voting or, subject to the receipt of the Stockholder Approval, converting or exercising any Securities in accordance with the terms thereof; provided, however, that each of the parties shall use reasonable best efforts to prevent the application of any law or the entry of any such Governmental Order and to cause any such law or Governmental Order to be vacated or otherwise rendered of no effect; provided further, that the Investor shall not be required to initiate, prosecute or contest any lawsuit, action, suit or proceeding;

(ii) all material approvals, authorizations, consents, notices, applications, filings, registrations or qualifications of any Governmental Entities required for the consummation of the Private Exchange and the other transactions contemplated hereby, including any material approvals required to enable the Investor to own, vote, and, subject to the receipt of the Stockholder Approval, convert or exercise any Securities in accordance with the terms thereof, shall have been obtained in form and substance reasonably satisfactory to the Company and the Investor and shall be in full force and effect; and

(iii) (A) the approval of the NYSE to issue the Interim Exchange Securities (including shares of Common Stock upon conversion thereof), the Public Exchange Common Stock, the Warrant and the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) without obtaining stockholder approval in reliance on the exception under Para. 312.05 of the NYSE Listed Company Manual (the “NYSE Approval”) shall be in full force and effect, and (B) the Company shall have provided notice to the stockholders of the Company that the Company will issue the Interim Exchange Securities (including shares of Common Stock upon conversion thereof), the Public Exchange Common Stock, the Warrant and the Warrant Shares without obtaining stockholder approval as required by, and in compliance with, Para. 312.05 of the NYSE Listed Company Manual and the ten day notice period set forth in Para. 312.05 shall have passed after such notice has been provided.

(d) The obligation of the Investor to consummate the Private Exchange is also subject to the fulfillment (or waiver by the Investor) at or prior to the Private Exchange Offer Closing of each of the following conditions:

(i) (A) the representations and warranties of the Company set forth in (x) Sections 2.2(a), (f), (g), (h) and (l) of this Agreement shall be true and correct in all respects as though made on and as of the Private Exchange Offer Closing Date, (y) Sections 2.2(b) through (e), 2.2(i) through (k) and Section 2.2(m) of this Agreement shall be true and correct in all material respects as though made on and as of the Private Exchange Offer Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date), and (z) Sections 2.2(n) through (q) of this Agreement (disregarding all qualifications or limitations set forth in such representations and warranties as to “materiality”, “Company Material Adverse Effect” and words of similar import) shall be true and correct as though made on and as of the Private Exchange Offer Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such other date), except to the extent that the failure of such representations and warranties referred to in this Section 1.2(d)(i)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not reasonably be likely to have a Company Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Private Exchange Offer Closing; provided that the Company shall have performed in all respects all obligations required to be performed by it under Section 3.11 and Section 3.12;

(ii) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.2(d)(i) have been satisfied;

(iii) the Company shall have duly adopted and filed with the Secretary of State of the State of Delaware the amendment to its certificate of incorporation (“Charter”) in substantially the form attached hereto as Annex A, with only those changes approved in advance by the Investor (the “Certificate of Designations”), and such filing shall have been accepted;

(iv) the Company shall have delivered to the Investor a written opinion from outside counsel to the Company, addressed to the Investor and dated as of the Private Exchange Offer Closing Date, in substantially the form attached hereto as Annex B;

(v) the Company shall have delivered certificates in proper form evidencing the Private Exchange Securities to the Investor or its designee(s) and the Company shall have duly executed the Warrant in substantially the form attached hereto as Annex C and delivered such executed Warrant to the Investor or its designee(s);

(vi) A) the Company shall have effected such changes to its compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) (collectively, “Benefit Plans”) with respect to its Senior Executive Officers (and to the extent necessary for such changes to be legally enforceable, each of its Senior Executive Officers shall have duly consented in writing to such changes), as may be necessary, during the period in which any obligation of the Company arising from financial assistance provided under the Troubled Asset Relief Program remains outstanding (such period, as it may be further described in the Compensation Regulations (as defined below), is hereafter referred to as the “Relevant Period”), in order to comply with Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, or otherwise from time to time (“EESA”), as implemented by any guidance, rule or regulation thereunder, as the same shall be in effect from time to time (collectively, the “Compensation Regulations”) and (B) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the condition set forth in Section 1.2(d)(vi)(A) has been satisfied; “Senior Executive Officers” means the Company’s “senior executive officers” as defined in Section 111 of the EESA and the Compensation Regulations issued or to be issued thereunder, including the rules set forth in 31 CFR Part 30 or any rules that replace 31 CFR Part 30; and

(vii) (A) concurrently with or prior to the Private Exchange Offer Closing, the Private Investor Exchanges shall have been consummated in accordance with the terms of the Exchange Agreements provided to the Investor on or prior to the date of this Agreement, and the aggregate liquidation preference (which, for the avoidance of doubt, excludes accrued dividends) of the shares of Preferred Stock accepted for exchange and exchanged for shares of Series M Interim Stock pursuant to the Private Investor Exchanges shall be at least $11,500,000,000 and (B) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the condition set forth in Section 1.2(d)(vii)(A) has been satisfied and certifying the Private Closing Value.

1.3 Public Exchange; TruPs Exchange.

(a) On the terms and subject to the conditions set forth in this Agreement, at the Public Exchange Offer Closing:

(i) the Investor shall deliver to the Company and surrender a number of Public Exchange Preferred Shares having an aggregate Liquidation Amount equal to the Public Closing Value and, in exchange therefor:

(A) (1) if the Stockholder Approval has not been obtained as of such time, the Company agrees to issue, sell and deliver to the Investor, a number of Public Exchange Securities equal to the quotient of (x) the Public Closing Value and (y) 3,250,000 and which are convertible into an aggregate number of shares of Common Stock equal to the Public Closing Value divided by 3.25 (the “Public Exchange Common Stock Amount”) (subject to adjustment as provided therein); or

(2)	if the Stockholder Approval has been obtained as of such time, the Company agrees to issue, sell and deliver to the Investor a number of shares of Common Stock equal to the Public Exchange Common Stock Amount; and

(B) the Company agrees to pay or deliver to the Investor an amount equal to all accrued and unpaid dividends on the Public Exchange Preferred Shares to, but excluding, the Public Exchange Offer Closing Date either (1) in cash to an account designated by the Investor or (2) at the Company’s option, by delivering to the Investor certificates in proper form evidencing a number of shares of Common Stock (or, if the Stockholder Approval has not been obtained as of such time, an equivalent number of additional shares of Series M Interim Stock), collectively having a value equal to the amount of such accrued and unpaid dividends, together with, if applicable, cash in lieu of fractional shares to an account designated by the Investor.

(ii) the Investor shall deliver to the Company and surrender the TruPs Exchange Preferred Shares, and in exchange therefor, the Company agrees to:

(A) (1) deliver to the TruPs Issuer subordinated debentures (the “Subordinated Debentures”) having an aggregate principal amount no less than (a) the aggregate Liquidation Amount (as such term is defined in the respective certificates of designation for each series of TruPs Exchange Preferred Shares) of the TruPs Exchange Preferred Shares plus (b) the liquidation amount of any common securities to be issued by the TruPs Issuer and (2) cause the TruPs Issuer to issue, sell and deliver to the Investor a number of TruPs Exchange Securities, each having a liquidation amount of $1,000, which collectively have an aggregate liquidation amount equal to the aggregate Liquidation Amount of the TruPs Exchange Preferred Shares; and

(B) pay or deliver to the Investor an amount equal to all accrued and unpaid dividends on the TruPs Exchange Preferred Shares to, but excluding, the Public Exchange Offer Closing Date either (1) in cash to an account designated by the Investor or (2) at the Company’s option, by delivering to the Investor certificates in proper form evidencing a number of shares of Common Stock (or, if the Stockholder Approval has not been obtained as of such time, an equivalent number of additional shares of Series M Interim Stock), collectively having a value equal to the amount of such accrued and unpaid dividends, together with, if applicable, cash in lieu of fractional shares to an account designated by the Investor.

The “Public Closing Value” means an amount equal to lesser of (i) $25,000,000,000 minus the Private Closing Value and (ii) the aggregate liquidation preference or amount, as applicable, (exclusive of any accrued dividends thereon) of the various shares of Preferred Stock and trust preferred securities accepted for exchange and exchanged for shares of Common Stock pursuant to the Company’s public exchange offers to holders of such securities undertaken in connection with the transactions contemplated hereby (such exchanges, the “Public Investor Exchanges”) prior to the Public Exchange Offer Closing.

1.4 Public Exchange Offer Closing.

(a) The closing of the Public Exchange and the TruPs Exchange (the “Public Exchange Offer Closing”) will take place at the offices of Davis Polk & Wardwell, New York, New York 10017, at 9:00 a.m., New York time, on the second business day after the day on which all conditions set forth in Sections 1.4(c) and (d) are satisfied or waived (other than those conditions that by their terms must be satisfied on the Public Exchange Offer Closing Date, but subject to the satisfaction or waiver of those conditions) or at such other place, time and date as agreed by the parties to this Agreement. The time and date on which the Public Exchange Offer Closing occurs is referred to in this Agreement as the “Public Exchange Offer Closing Date”.

(b) Subject to the fulfillment or waiver of the conditions to the Public Exchange Offer Closing in this Section 1.4, at the Public Exchange Offer Closing:

(i) (A) if the Stockholder Approval has not been obtained as of such time, the Company will deliver or, in the case of the TruPs Exchange Securities, cause the TruPs Issuer to deliver, to the Investor certificates in proper form evidencing the Public Exchange Securities and the TruPs Exchange Securities registered in the name of Investor or its designee(s) or (B) if the Stockholder Approval has been obtained as of such time, the Company will deliver or, in the case of the TruPs Exchange Securities, cause the TruPs Issuer to deliver, to the Investor certificates in proper form evidencing the Public Exchange Common Stock and the TruPs Exchange Securities registered in the name of the Investor or its designee(s);

(ii) the Company will pay or deliver to the Investor the amounts or securities referred to in Sections 1.3(a)(i)(B) and 1.3(a)(ii)(B); and

(iii) the Investor will deliver to the Company certificates in proper form evidencing the Public Exchange Preferred Shares and the TruPs Exchange Preferred Shares.

(c) The respective obligations of each of the Investor and the Company to consummate the Public Exchange and the TruPs Exchange are subject to the fulfillment (or waiver by the Investor and the Company, as applicable) prior to the Public Exchange Offer Closing of the following conditions:

(i) no law or Governmental Order shall have been enacted, entered, promulgated or enforced by any Governmental Entities that prohibits or makes illegal the consummation of the transactions contemplated by this Agreement or that prohibits or restricts the Investor from owning, voting or, subject to the receipt of the Stockholder Approval, converting or exercising any Securities in accordance with the terms thereof, including any law or Governmental Order which seeks to revoke, amend or otherwise modify the terms of the Private Exchange; provided, however, that each of the parties shall use reasonable best efforts to prevent the application of any law or the entry of any such Governmental Order and to cause any such law or Governmental Order to be vacated or otherwise rendered of no effect; provided further, that the Investor shall not be required to initiate, prosecute or contest any lawsuit, action, suit or proceeding;

(ii) all material approvals, authorizations, consents, notices, applications, filings, registrations or qualifications of any Governmental Entities required for the consummation of the Public Exchange, the TruPs Exchange and the other transactions contemplated hereby, including any material approvals required to enable the Investor to own, vote, and, subject to the receipt of the Stockholder Approval, convert or exercise any Securities in accordance with the terms thereof, shall have been obtained in form and substance reasonably satisfactory to the Company and the Investor and shall be in full force and effect; and

(iii) the NYSE Approval shall be in full force and effect.

(d) The obligation of the Investor to consummate the Public Exchange and the TruPs Exchange is also subject to the fulfillment (or waiver by the Investor) at or prior to the Public Exchange Offer Closing of each of the following conditions:

(i) (A) the representations and warranties of the Company set forth in (x) Sections 2.2(a), (f), (g), (h) and (l) of this Agreement shall be true and correct in all respects as though made on and as of the Public Exchange Offer Closing Date, (y) Sections 2.2(b) through (e), 2.2(i) through (k) and Section 2.2(m) of this Agreement shall be true and correct in all material respects as though made on and as of the Public Exchange Offer Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date), and (z) Sections 2.2(n) through (q)

of this Agreement (disregarding all qualifications or limitations set forth in such representations and warranties as to “materiality”, “Company Material Adverse Effect” and words of similar import) shall be true and correct as though made on and as of the Public Exchange Offer Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such other date), except to the extent that the failure of such representations and warranties referred to in this Section 1.4(d)(i)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not reasonably be likely to have a Company Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Public Exchange Offer Closing; provided that the Company shall have performed in all respects all obligations required to be performed by it under Section 3.12;

(ii) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.4(d)(i) have been satisfied;

(iii) (A) the Private Exchange and the Public Investor Exchanges shall have been consummated; and (B) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the condition set forth in Section 1.4(d)(iii)(A) has been satisfied and certifying the Public Closing Value;

(iv) the Company shall have entered into such arrangements with respect to the establishment of the TruPs Exchange Securities as are reasonably satisfactory to the Investor;

(v) the Company shall have delivered to the Investor a written opinion from outside counsel to the Company, addressed to the Investor and dated as of the Public Exchange Offer Closing Date, in substantially the form attached hereto as Annex B;

(vi) the Company shall have either (A) delivered certificates in proper form evidencing the Public Exchange Securities to the Investor or its designee(s) or (B) delivered certificates in proper form evidencing the Public Exchange Common Stock to the Investor or its designee(s), as applicable; and

(vii) the TruPs Issuer shall have delivered certificates in proper form evidencing the TruPs Exchange Securities to the Investor or its designee(s).

(e) In the event that the Public Exchange Offer Closing has not occurred at or prior to the Public Investor Exchanges Outside Time due to the failure of any of the conditions in Section 1.4(d) to be satisfied or, if earlier, such date on which the Company shall have announced its intention not to commence, or its decision to terminate, the Public Investor Exchanges without the purchase by the Company of any securities thereunder, then, at any time at the request of the Investor and subject to Section 1.4(c), the Investor and the Company shall consummate the TruPs Exchange in accordance with Sections 1.3(a)(ii) and 1.4(b) within five business days of such request. The time and date on which the TruPs Exchange occurs in accordance with this

Section 1.4(e) shall be deemed to be the Public Exchange Offer Closing Date; provided that the Investor shall not be deemed to have waived any of its rights with respect to the failure of the Public Exchange to be consummated by virtue of the foregoing.

1.5 Interpretation. When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections,” “Annexes” or “Schedules” such reference shall be to a Recital, Article or Section of, or Annex or Schedule to, this Agreement, unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a “business day” shall mean any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

Article II

Representations and Warranties

2.1 Disclosure.

(a) “Company Material Adverse Effect” means a material adverse effect on (i) the business, assets, liabilities, results of operation or financial condition of the Company and its subsidiaries taken as a whole; provided, however, that Company Material Adverse Effect shall not be deemed to include the effects of (A) any facts, circumstances, events, changes, or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, (B) changes or proposed changes in generally accepted accounting principles in the United States (“GAAP ”) or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of Governmental Entities (in the case of each of clause (A), (B) and (C), other than facts, circumstances, events, changes, effects or occurrences that arise after the date of this Agreement (the “Signing Date”) but before the Private Exchange Offer Closing or Public Exchange Offer Closing, as applicable, to the extent that such facts, circumstances, events, changes, effects or occurrences have a disproportionately adverse effect on the Company and its subsidiaries relative to other companies), or (D) changes in the market price or trading volume of the Common Stock or any other equity, equity-related or debt securities of the Company or its Affiliates that are publicly traded (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change); or (ii) the ability of the Company to timely consummate the Exchange Offers and the other transactions contemplated by the Transaction Documents (as defined below).

(b) “Previously Disclosed” means information set forth or incorporated in the Company’s Annual Report on Form 10-K for the most recently completed fiscal year of the Company filed with the Securities and Exchange Commission (the “SEC”) prior to the Signing Date (the “Last Fiscal Year”) or in its other reports and forms filed with or furnished to the SEC under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after the last day of the Last Fiscal Year and prior to the Signing Date.

2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants to the Investor that as of the Signing Date and, with respect to the Private Exchange Offer Closing, as of the Private Exchange Offer Closing Date and, with respect to the Public Exchange Offer Closing, as of the Public Exchange Offer Closing Date (or such other date specified herein):

(a) Organization, Authority and Significant Subsidiaries. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with the necessary power and authority to own its properties and conduct its business in all material respects as currently conducted, and except as has not, individually or in the aggregate, had and would not reasonably be likely to have a Company Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. Except as has not had and would not reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect, each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933 (the “Securities Act”) (each, a “Significant Subsidiary”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Company’s principal bank subsidiary is duly organized and validly existing as a national banking association and its deposit accounts are insured up to applicable limits by the FDIC. The Charter and bylaws of the Company, copies of which have been provided to the Investor prior to the Signing Date, are true, complete and correct copies of such documents as in full force and effect as of the Signing Date.

(b) Capitalization. The authorized capital stock of the Company, and the outstanding capital stock of the Company (including securities convertible into, or exercisable or exchangeable for, capital stock of the Company) as of the most recent fiscal month-end preceding the Signing Date (the “Capitalization Date”) is set forth on Schedule B. The outstanding shares of capital stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights) and all of the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. As of the Signing Date, except as provided herein or in the Exchange Agreements, the Company does not have outstanding any securities or other obligations providing the holder the right to acquire Common Stock that is not reserved for issuance as specified on Schedule B, and the Company has not made any other commitment to authorize, issue or sell any Common Stock. Since the Capitalization Date, the Company has not issued any shares of Common Stock, other than (i) shares issued upon the exercise of stock options or delivered under other equity-based awards or other convertible securities or warrants which were issued and outstanding on the Capitalization Date and disclosed on Schedule B, (ii) shares issued in connection with the Public Investor Exchanges and (iii) shares issued upon the conversion or exercise of the Interim Exchange Securities or the Warrant.

(c) Exchange Securities and Exchange Common Shares. The Interim Exchange Securities have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, such Interim Exchange Securities will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights and will rank pari passu with or senior to all other series or classes of Preferred Stock, whether or not issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company. The Public Exchange Common Stock, if and when issued and delivered pursuant to this Agreement, will be duly and validly authorized and issued and fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights. The shares of Common Stock issuable upon conversion of the Interim Exchange Securities (the “Exchange Common Shares”) will be duly authorized and reserved for issuance upon conversion of the Interim Exchange Securities and when so issued in accordance with the terms of the Interim Exchange Securities will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, subject to receipt of the Stockholder Approval.

(d) The Warrant and Warrant Shares. The Warrant has been duly authorized and, when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”). The Warrant Shares will be duly authorized and, upon consummation of the Private Investor Exchanges, reserved for issuance upon exercise of the Warrant and when so issued in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights. The Company will, upon consummation of the Private Investor Exchanges, reserve and keep the Warrant Shares available at all times, free of preemptive rights, for the purpose of enabling the Company to satisfy its obligations to issue the Warrant Shares upon exercise of the Warrant.

(e) TruPs Issuer; TruPs Exchange Securities.

(i) The TruPs Issuer has been duly created and is validly existing and in good standing as a statutory trust under the Statutory Trust Act of the State of Delaware with the statutory trust power and authority to own property and to conduct its business, issue the TruPs Exchange Securities and to enter into and perform its obligations under the amended and restated declaration of trust (the “Declaration”), among the Company, as sponsor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the TruPs Issuer, and is not required to be authorized to do business in any other jurisdiction. The TruPs Issuer is not and will not be a party to or otherwise bound by any agreement other than those entered into in connection with the issuance of the TruPs Exchange Securities. The TruPs Issuer will be classified as a grantor trust and not as an association taxable as a corporation for U.S. federal income tax purposes and the TruPs Issuer is and will be treated as a consolidated subsidiary of the Company pursuant to GAAP.

(ii) The TruPs Exchange Securities, at the Public Exchange Offer Closing Date, will have been duly and validly authorized by the TruPs Issuer and executed by a regular trustee of the TruPs Issuer and, when the TruPs Exchange Securities are issued and delivered pursuant to this Agreement, the TruPs Exchange Securities will represent validly issued, fully paid and non-assessable (subject to Sections 3.10(a)(iv), 9.2 and 9.8 of the Declaration) undivided beneficial interests in the assets of the TruPs Issuer. Holders of the TruPs Exchange Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The issuance of the TruPs Exchange Securities will not be subject to any preemptive rights.

(iii) The Declaration has been duly and validly authorized by the Company and, at the Public Exchange Offer Closing Date, will have been duly executed and delivered by the Company and the regular trustees named in the Declaration, and assuming due execution and delivery by the institutional trustee and the Delaware trustee, the Declaration will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions. The Declaration has been (or will have been, as of the Public Exchange Offer Closing Date) duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder (together, the “Trust Indenture Act”) and does (or will, as of the Public Exchange Offer Closing Date) comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(iv) The guarantee by the Company with respect to distributions and payments on the TruPs Exchange Securities upon liquidation, redemption or otherwise (the “Guarantee”) has been duly and validly authorized by the Company and, at the Public Exchange Offer Closing Date, will have been duly executed and delivered by the Company, and assuming due execution and delivery by the guarantee trustee, the Guarantee will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions. The Guarantee has been (or will have been, as of the Public Exchange Offer Closing Date) duly qualified under the Trust Indenture Act and does (or will, as of the Public Exchange Offer Closing Date) comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(v) The indenture (the “Indenture”) between the Company and the trustee named therein relating to the Subordinated Debentures has been duly and validly authorized by the Company and, at the Public Exchange Offer Closing Date, will have been duly executed and delivered by the Company, and assuming due execution and delivery by the indenture trustee, the Indenture will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions. The Indenture has been (or will have been, as of the Public Exchange Offer Closing Date) duly qualified under the Trust Indenture Act and does (or will, as of the Public Exchange Offer Closing Date) comply in all material respects with the Trust Indenture Act or is exempt from such qualification.

(vi) The Subordinated Debentures have been duly and validly authorized by the Company and, when authenticated by the indenture trustee in the manner provided for in the Indenture and issued in accordance with the Indenture and delivered to the TruPs Issuer against consideration therefor, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(vii) The regular trustees of the TruPs Issuer are officers of the Company and have been duly authorized by the Company to execute and deliver the Declaration.

(viii) The TruPs Issuer is not now, nor after giving effect to the transactions contemplated hereby will be, and the TruPs Issuer is not controlled by, or acting on behalf of any person which is, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Authorization, Enforceability.

(i) The Company has the corporate power and authority to execute and deliver this Agreement, the Warrant, the Transaction Outline and all other documents, agreements and instruments executed and delivered by the Company in connection herewith and in connection with the Transaction Outline (collectively, the “Transaction Documents”) and, subject to receipt of the approval by the stockholders of the Company of the Stockholder Proposal (the “Stockholder Approval”) and, in the case of the Warrant, consummation of the Private Investor Exchanges, to carry out its obligations hereunder and thereunder (which includes the issuance of the Exchange Securities, Exchange Common Shares, Warrant and Warrant Shares and causing the TruPs Issuer to take the actions specified herein). The execution, delivery and performance by the Company of this Agreement, the Warrant and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company, subject, in the case of the authorization and issuance of the Exchange Common Shares, to receipt of the

Stockholder Approval. The only vote or consent of the stockholders of the Company required to approve the amendment of the Company’s Charter to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the maximum number of shares of Series M Interim Stock issuable pursuant to this Agreement and the Exchange Agreements into Common Stock is the affirmative vote or consent of the holders of a majority of the outstanding shares of Common Stock. To the Company’s knowledge, all shares of Common Stock outstanding on the record date for a meeting at which a vote is taken with respect to the Stockholder Proposal shall be eligible to vote on such proposal. This Agreement is, and each of the other Transaction Documents is or will be, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

(ii) The transactions contemplated by this Agreement, including the issuance of the Securities and the compliance with the terms of this Agreement, the Warrant and the other Transaction Documents, have been adopted, approved and declared advisable by the Board of Directors of the Company (the “Board of Directors”) in accordance with Delaware law and the Charter. The Audit and Risk Management Committee of the Board of Directors has approved, and the Board of Directors has concurred with, the Company's reliance on the exception under Para. 312.05 of the NYSE Listed Company Manual to issue the Interim Exchange Securities (including shares of Common Stock issuable upon conversion thereof), the Public Exchange Common Stock, the Warrant and the Warrant Shares without seeking a stockholder vote (other than the Stockholder Approval). The Company has received the NYSE Approval and such NYSE Approval is in full force and effect.

(g) Non-Contravention.

(i) Except as set forth on Schedule C, the execution, delivery and performance by the Company of this Agreement, the Warrant and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions hereof and thereof (including the issuance of shares of Common Stock pursuant to Section 1.3(a)(i)(A)(2), if applicable, or upon conversion of the Interim Exchange Securities and exercise of the Warrant), will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of, or result in the loss of a benefit under, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any subsidiary of the Company under any of the terms, conditions or provisions of (1) subject, in the case of the authorization and issuance of the Exchange Common Shares, to receipt of the Stockholder Approval, its organizational documents or (2) any note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which the Company or any subsidiary of the Company is a party or by which it or any subsidiary of the Company may be bound, or to which the Company or any subsidiary of the Company or any of the properties or assets of the Company or any subsidiary of the Company may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any subsidiary of the Company or any of their respective properties or assets except, in the case of clauses (A)(2) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be likely to have a Company Material Adverse Effect.

(ii) Except as set forth on Schedule C, other than the filing of any current report on Form 8-K required to be filed with the SEC, such filings and approvals as are required to be made or obtained under any state “blue sky” laws and such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Exchange Offers except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(iii) (A) The execution, delivery and performance by the Company of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby (including for this purpose the consummation of the Private Investor Exchanges and the Public Investor Exchanges) and compliance by the Company with the provisions hereof will not (1) result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of the Code), “golden parachute payment” (as defined in the EESA, as implemented by the Compensation Regulations), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer or director of the Company or any subsidiary of the Company from the Company or any subsidiary of the Company under any benefit plan or otherwise, (2) increase any benefits otherwise payable under any benefit plan, (3) result in any acceleration of the time of payment or vesting of any such benefits, (4) require the funding or increase in the funding of any such benefits or (5) result in any limitation on the right of the Company or any subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any benefit plan or related trust, except, in the case of each of clauses (1) through (5) above, to the extent applicable to a benefit plan for the benefit of employees employed primarily outside of the United States, as would not, individually or in the aggregate, reasonably be likely to be material to the Company (it being understood that the Company and its subsidiaries shall use its best efforts to minimize the effect thereof), and (B) neither the Company nor any subsidiary of the Company has taken, or permitted to be taken, any action that required, and no circumstances exist that will require the funding, or increase in the funding, of any benefits or resulted, or will result, in any limitation on the right of the Company or any subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any benefit plan or related trust.

(h) No Company Material Adverse Effect. Since December 31, 2008, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be likely to have a Company Material Adverse Effect, except as disclosed on Schedule D.

(i) Anti-takeover Provisions; Tax Benefits Preservation Plan.

(i) The Board of Directors has taken all necessary action to ensure that the transactions contemplated by this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby (including the issuance of shares of Common Stock pursuant to Section 1.3(a)(i)(A)(2), if applicable, or upon conversion of the Interim Exchange Securities and exercise of the Warrant) will be exempt from any anti-takeover or similar provisions of the Company’s Charter and bylaws, and any other provisions of any applicable “moratorium”, “control share”, “fair price”, “interested stockholder” or other anti-takeover laws and regulations of any jurisdiction.

(ii) The Tax Benefits Preservation Plan treats all holders of Company Securities (as defined in the Tax Benefits Preservation Plan) in the same manner with respect to the dispositions of such holder’s securities during the three-year term of the Tax Benefits Preservation Plan insofar as any sale of Company Securities by an existing holder to a person who would become an Acquiring Person (as defined in the Tax Benefits Preservation Plan) would have the same consequences under the Tax Benefits Preservation Plan.

(j) Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Exchange Securities under the Securities Act, and the rules and regulations of the SEC promulgated thereunder), which might subject the offering, issuance or sale of the Exchange Securities to the Investor pursuant to this Agreement to the registration requirements of the Securities Act.

(k) Brokers and Finders. No broker, finder or investment banker is entitled to any financial advisory, brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any subsidiary of the Company for which the Investor could have any liability.

(l) Exchange Agreements; Other Transactions.

(i) Prior to the execution and delivery of this Agreement, the Company provided complete and accurate copies of the Exchange Agreements and the Exchange Agreement, dated as of the Signing Date, between the Company and the FDIC (the “FDIC Exchange Agreement”) to the Investor, and such agreements have not been modified, amended or waived in any respect.

(ii) As of the date hereof, the Company is not party to any binding contractual agreement to exchange or convert any Parity Stock or trust preferred securities of the Company for or into other Parity Stock or trust preferred securities of the Company other than pursuant to the FDIC TruPs Exchange (as defined in the FDIC Exchange Agreement), the Exchange Offers, the Private Investor Exchanges, the Public Investor Exchanges and the other transactions contemplated by this Agreement and the FDIC Exchange Agreement.

(m) No Limitation on Dividends. Neither the Company nor any of its subsidiaries is subject to any order, decree, agreement, memorandum of understanding, supervisory letter, commitment letter or other communication from or with any bank regulatory authority which limits its ability to pay dividends on its Common Stock, preferred stock or any other class of securities, nor has any bank regulatory authority indicated that it is contemplating imposing any such limitations.

(n) Company Financial Statements.

(i) The consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 (the “Company 10-K”), present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with GAAP applied on a consistent basis.

(ii) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Exchange Act and the rules and regulations of the SEC and the Public Company Accounting Oversight Board.

(iii) The Company and its subsidiaries do not have any liabilities or obligations (accrued, absolute, contingent or otherwise) of a nature that would be required to be accrued or reflected in a consolidated balance sheet prepared in accordance with GAAP, other than liabilities or obligations (A) reflected on, reserved against, or disclosed in the notes to, the Company’s consolidated balance sheet included in the Company 10-K, (B) that are reflected or disclosed in any Current Reports on Form 8-K or Quarterly Reports on Form 10-Q or (C) that otherwise, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect.

(o) Proceedings.

(i) As of the Signing Date, there is no litigation or similar proceeding pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which the Company’s management believes, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect.

(ii) Except for the Transaction Documents and the transactions contemplated thereby, neither the Company nor any of its Significant Subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any bank regulatory authority that, in any such case, is currently in effect and has had or would be reasonably likely to have a Company Material Adverse Effect.

(p) Compliance with Laws; Permits.

(i) The Company is a financial holding company and a bank holding company registered under the Bank Holding Company Act of 1956; the Company and each of its subsidiaries have conducted their businesses in compliance with all applicable federal, state and foreign laws, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of financial holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably likely to have a Company Material Adverse Effect.

(ii) The Company and each subsidiary have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any Governmental Entities that are required in order to carry on their business as presently conducted, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absence, suspension or cancellation, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(q) Reports.

(i) Since December 31, 2006, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act.

(ii) The Company’s 10-K and any reports or forms filed with the SEC pursuant to the requirements of the Securities Act or the Exchange Act on or after January 1, 2009, when they were filed or became effective with the SEC, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and did not when filed with the SEC, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(iii) Since December 31, 2006, the Company and each subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the Office of the Comptroller of the Currency (the “OCC”), the FDIC and any other applicable federal or state securities or banking authorities. As of their respective dates, each of the foregoing reports complied with all applicable rules and regulations promulgated by the Federal Reserve, the OCC, the FDIC and any other applicable foreign, federal or state securities or banking authorities, as the case may be, except for any failure that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(iv) The records, systems, controls, data and information of the Company and the subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the subsidiaries or their accountants (including all means of access thereto and therefrom). The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Company’s board of directors (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. To the knowledge of the Company, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

Article III

Covenants

3.1 Conduct of Business. Prior to the Public Exchange Offer Closing, except as Previously Disclosed or as contemplated by this Agreement, the Company shall, and shall cause each subsidiary of the Company to, use reasonable best efforts to carry on its business in the ordinary course of business and maintain and preserve its and such subsidiary’s business (including its organization, assets, properties, goodwill and insurance coverage) and preserve its business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it.

3.2 Commercially Reasonable Efforts.

(a) Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, and execute and deliver such documents and other papers or instruments as may be required, so as to permit consummation of the Exchange Offers as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby, or as otherwise reasonably requested by the Investor, in each case, as promptly as is practicable, and shall use commercially reasonable efforts to cooperate with the other party to that end.

(b) Unless this Agreement has been terminated pursuant to Section 5.1, the Company shall, as promptly as practicable following the Private Exchange Offer Closing, hold a meeting of its stockholders (which may be its annual meeting or a special meeting) or seek to take action by written consent of its stockholders in lieu thereof, to vote on or consent to a proposal (the “Stockholder Proposal”) to amend the Company’s Charter to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the maximum number of shares of Series M Interim Stock issuable pursuant to this Agreement and the Exchange Agreements up to a maximum of 60,000,000,000 shares of Common Stock. The Board of Directors shall recommend to the Company’s stockholders that such stockholders vote in favor of or consent to the Stockholder Proposal. The Company shall use its reasonable best efforts to respond to any comments of the SEC or its staff on the preliminary proxy statement filed by the Company on June 3, 2009 and to cause a definitive proxy statement related to such stockholders’ meeting or consent to be mailed to the Company’s stockholders as promptly as practicable after the record date for such stockholder meeting or written consent, and shall use its reasonable best efforts to solicit proxies for such stockholder approval of the Stockholder Proposal. The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the stockholders’ meeting or the deadline for the solicitation of consents there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. Each of the Investor and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Investor prior to filing any proxy statement, or any amendment or supplement thereto, and provide the Investor with a reasonable opportunity to comment thereon. Without limiting the generality of the foregoing, the Company shall not, without the prior consent of the Investor, include in any such proxy statement, or in any amendment or supplement thereto, any matter to be acted upon at such stockholders’ meeting or by written consent in lieu thereof other than the Stockholder Proposal and the other proposals included in the preliminary proxy statement filed by the Company on June 3, 2009. In the event that the Stockholder Approval is not obtained at the special stockholders meeting (or by written consent), the Company shall include a proposal to approve (and the Board of Directors shall recommend approval of) the Stockholder Proposal at a meeting of its stockholders or by written consent no less than once in each subsequent six-month period until such approval is obtained or made.

(c) The Company shall ensure that none of the information supplied by the Company or any of the Company’s subsidiaries for inclusion in any proxy statement in connection with any such stockholders meeting of the Company will, at the date it is filed with the SEC, when first mailed to the Company’s stockholders and at the time of any stockholders meeting, and at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d) Notwithstanding anything to the contrary contained in Section 3.2(b), the Investor hereby acknowledges that, on June 3, 2009, the Company filed an additional preliminary proxy statement that contains additional matters to be acted upon at a stockholders’ meeting or by written consent in lieu thereof relating to amendments to the Charter and the certificates of designation of certain series’ of the Company’s preferred stock. The Investor agrees that it will vote, or cause to be voted or exercise its right to consent (or cause its right to consent to be exercised), with respect to the Exchange Preferred Shares and Interim Exchange Securities beneficially owned by it and its controlled Affiliates with respect to the proposals set forth on Schedule E (the “Preferred Stockholder Proposals”) in the same proportion (for, against or abstain) as all other shares of the Company’s preferred stock are voted with respect to each Preferred Stockholder Proposal, whether such shares vote in the same class with or as a separate class from the Exchange Preferred Shares and Interim Exchange Securities. Additionally, by entering into this Agreement, to the maximum extent permitted by applicable law, the Investor hereby grants a proxy appointing each of the Chief Executive Officer, Chairman and General Counsel of the Company attorney-in-fact and proxy for it and its controlled Affiliates with full power of substitution, for and in the name of it and its controlled Affiliates, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner provided by this Section 3.2(d) with respect to such Exchange Preferred Shares and Interim Exchange Securities and the Investor hereby revokes any and all previous proxies granted with respect to such Exchange Preferred Shares and Interim Exchange Securities for purposes of the matters contemplated in this Section 3.2(d). The proxy granted hereby is irrevocable prior to the termination of this Agreement, is coupled with an interest and is granted in consideration of the Company entering into this Agreement and incurring certain related fees and expenses.

3.3 Reserved.

3.4 Exchange Listing. The Company shall, at its expense, use its reasonable best efforts to cause, subject to applicable listing rules, the Warrant Shares to be approved for listing on the NYSE, subject to official notice of issuance, as promptly as practicable after issuance of the Warrant and in any event no later than the Initial Exercise Date (as defined in the Warrant), and shall maintain such listing for so long as any Common Stock is listed on the NYSE; provided that the foregoing obligation shall terminate with respect to Warrant Shares issuable upon exercise of the Warrant to the extent the Warrant has been terminated in accordance with its terms prior to the exercise thereof. The Company shall, at its expense, use its reasonable best efforts to, subject to applicable listing rules, (a) as promptly as practicable after the Private Exchange Offer Closing, cause the Private Exchange Securities and the shares of Common Stock reserved for issuance pursuant to the conversion of the Private Exchange Securities to be approved for listing on the NYSE, subject to official notice of issuance and, in the case of such shares of Common Stock, upon receipt of the Stockholder Approval and (b) as promptly as practicable after the Public Exchange Offer Closing, cause (i) the Public Exchange Securities and the shares of Common Stock reserved for issuance pursuant to the conversion of the Public Exchange Securities to be approved for listing on the NYSE, subject to official notice of issuance and, in the case of such shares of Common Stock, upon receipt of the Stockholder Approval or (ii) if Section 1.3(a)(i)(A)(2) is applicable, the Public Exchange Common Stock to be approved for listing on the NYSE, subject to official notice of issuance. To the extent Common Stock is listed pursuant to the immediately preceding sentence, the Company shall maintain such listing for so long as any Common Stock is listed on the NYSE. If requested by the Investor, the Company shall promptly use its reasonable best efforts to cause the TruPs Exchange Securities and, after distribution thereof, the underlying subordinated debentures to be approved for listing on the NYSE as promptly as practicable following such request.

3.5 Certain Notifications Until Closing. From the Signing Date until the Public Exchange Offer Closing, the Company shall promptly notify the Investor of (i) any fact, event or circumstance of which it is aware and which would reasonably be likely to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of the Company contained in this Agreement not to be complied with or satisfied in any material respect and (ii) except as Previously Disclosed, any fact, circumstance, event, change, occurrence, condition or development of which the Company is aware and which, individually or in the aggregate, has had or would reasonably be likely to have a Company Material Adverse Effect; provided, however, that delivery of any notice pursuant to this Section 3.5 shall not limit or affect any rights of or remedies available to the Investor; provided, further, that a failure to comply with this Section 3.5 shall not constitute a breach of this Agreement or the failure of any condition set forth in Section 1.2 or Section 1.4 to be satisfied unless the underlying Company Material Adverse Effect or material breach would independently result in the failure of a condition set forth in Section 1.2 or Section 1.4 to be satisfied.

3.6 Access, Information and Confidentiality.

(a) From the date hereof until the date when the securities beneficially owned by the Investor represent less than 2% of the outstanding shares of Common Stock (the “Qualifying Ownership Interest”), the Company will permit the Investor and its agents, consultants, contractors and advisors (i) acting through the Company’s “appropriate Federal banking agency” as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)) (the “Appropriate Federal Banking Agency”), to examine the corporate books and make copies thereof and to discuss the affairs, finances and accounts of the Company and the subsidiaries of the Company (the “Company Subsidiaries”) with the principal officers of the Company, all upon reasonable notice and at such reasonable times and as often as the Investor may reasonably request and (ii) to review any information material to the Investor’s investment in the Company provided by the Company to its Appropriate Federal Banking Agency.

(b) From the date hereof until the date when the Investor holds less than the Qualifying Ownership Interest, the Company will permit, and will cause the Company Subsidiaries to permit (i) the Investor and its agents, consultants, contractors, (ii) the Special Inspector General of the Troubled Asset Relief Program, and (iii) the Comptroller General of the United States access to personnel and any books, papers, records or other data, in each case, to the extent relevant to ascertaining compliance with the financing terms and conditions; provided that prior to disclosing any information pursuant to clause (ii) or (iii), the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States

shall have agreed, with respect to documents obtained under this agreement in furtherance of its function, to follow applicable law and regulation (and the applicable customary policies and procedures) regarding the dissemination of confidential materials, including redacting confidential information from the public version of its reports and soliciting the input from the company as to information that should be afforded confidentiality, as appropriate.

(c) The Investor will use reasonable best efforts to hold, and will use reasonable best efforts to cause its agents, consultants, contractors, advisors, and United States executive branch officials and employees, to hold, in confidence all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the Company furnished or made available to it by the Company or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (i) previously known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by the party to which it was furnished (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent the Investor from disclosing any Information to the extent required by applicable laws or regulations or by any subpoena or similar legal process. The Investor understands that the Information may contain commercially sensitive confidential information entitled to an exception from a Freedom of Information Act request.

(d) The Investor represents that it has been informed by the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States that they, before making any request for access or information pursuant to their audit function under this Agreement, will establish a protocol to avoid, to the extent reasonably possible, duplicative requests pursuant to this Agreement. Nothing in this Section shall be construed to limit the authority that the Special Inspector General of the Troubled Asset Relief Program or the Comptroller General of the United States have under law.

3.7 Exchange Preferred Shares. Upon delivery of the Exchange Preferred Shares to the Company in accordance with this Agreement, the Exchange Preferred Shares shall be cancelled, shall revert to authorized but unissued shares of preferred stock of the Company undesignated as to series and shall not be reissued as shares of CPP Preferred Stock, TIP Preferred Shares or Guarantee Preferred Stock, as applicable.

3.8 Anti-takeover Provisions and Tax Benefits Preservation Plan. None of the Company, the Board of Directors or any committee thereof shall take or cause to be taken any action inconsistent with the terms of this Agreement or the Company’s rights and obligations hereunder. Without limiting the generality of the foregoing, any stockholders’ rights plan or other anti-takeover measure adopted by the Company shall exclude the Investor and the FDIC from its operation in all respects, and shall not impair in any respect the rights of the Investor or any of its Affiliates hereunder. Notwithstanding the foregoing, the Company may adopt the stockholders’ rights plan attached as Annex D hereto (the “Tax Benefits Preservation Plan”) as long as such Tax Benefits Preservation Plan treats all holders of Company Securities (as defined in the Tax Benefits Preservation Plan) in the same manner with respect to the dispositions of such holder’s securities during the three-year term of the Tax Benefits Preservation Plan insofar as any sale of Company Securities by an existing holder to a person who would become an Acquiring Person (as defined in the Tax Benefits Preservation Plan) would have the same consequences under the Tax Benefits Preservation Plan. In addition, the Company agrees that (a) it shall not apply the exception contained in clause (v) to the definition of “Acquiring Person” in the Tax Benefits Preservation Plan in any discriminatory manner so as to disadvantage the Investor with respect to any other holder of Company Securities and (b) prior to applying the exception contained in clause (v) to the definition of “Acquiring Person” in the Tax Benefits Preservation Plan, the Company shall provide the Investor with the right to Transfer Company Securities on a pro rata basis based on the aggregate number of Company Securities owned by each holder Transferring securities.

3.9 Expenses. Unless otherwise provided in this Agreement, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

3.10 Internal Controls.

(a) The Company agrees to (a) promptly establish appropriate internal controls with respect to compliance with each of the Company’s covenants and agreements set forth in Sections 4.8 through 4.11; (b) report to the Investor on a quarterly basis regarding the implementation of those controls and the Company’s compliance (including any instances of non-compliance) with such covenants and agreements; and (c) provide a signed certification from a senior officer to Investor that such report is accurate to the best of his or her knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001.

(b) For as long as the Investor owns any Securities acquired pursuant to this Agreement, including any Exchange Common Shares, the Company shall not be required to provide to the Investor the certifications required under Section 3.6(a) of the Securities Purchase Agreement dated December 31, 2008 between the Company and the Investor (the “December TIP SPA”) or Section 3.6 of the Securities Purchase Agreement dated January 15, 2009 between the Company, the Investor and the FDIC (the “January TIP SPA”). Following the date on which the Investor ceases to own any Securities acquired pursuant to this Agreement, including any Exchange Common Shares, the Company shall be required to provide to the Investor the certifications required under Section 3.6(a) of the December TIP SPA and Section 3.6 of the January TIP SPA to the extent that the Investor owns any debt or equity securities of the Company acquired pursuant to the December TIP SPA or the January TIP SPA, as applicable.

3.11 Exchange Agreements. The Company shall not amend any of the Exchange Agreements or the FDIC Exchange Agreement without the prior written consent of the Investor. The Investor shall receive the most favorable price and other material terms offered to any other holder of preferred securities of the Company participating in the Private Investor Exchanges.

3.12 Public Investor Exchanges. The Company shall, as promptly as practicable following the Signing Date, commence the Public Investor Exchanges on the terms and subject to the conditions set forth in the Form S-4 filed by the Company on June 3, 2009 and shall use its reasonable best efforts to consummate the Public Investor Exchanges as promptly as practicable after the commencement thereof; provided that the Company shall in any event settle or terminate the Public Investor Exchanges at or prior to the close of business on the second business day immediately preceding the Initial Exercise Date (as defined in the Warrant) (such time, the “Public Investor Exchanges Outside Time”). The Company shall not modify or waive any of the terms or conditions of the Public Investor Exchanges (including, without limitation, the form or amount of consideration offered thereby) unless adequate provision is made, to the reasonable satisfaction of the Investor, for the Investor to receive comparable benefits with respect to all securities exchanged by it pursuant to the Exchange Offers.

3.13 Issuance of Exchange Common Shares. Following the effectiveness of an amendment to the Charter effecting the approval of the Stockholder Proposal but no later than the issuance by the Company to the Investor of the Exchange Common Shares, the Company shall deliver to the Investor a customary legal opinion from counsel to the Company, addressed to the Investor, covering the due and valid issuance of such securities; provided that the failure to deliver such legal opinion shall not affect the Company’s obligation to deliver such securities.

3.14 Depositary Shares. Upon request by the Investor at any time following the Private Exchange Offer Closing Date or Public Exchange Offer Closing Date, as applicable, the Company shall no later than 30 days after receiving such request, enter into a depositary arrangement, pursuant to customary agreements reasonably satisfactory to the Investor and with a depositary reasonably acceptable to the Investor, pursuant to which the Interim Exchange Securities may be deposited and depositary shares, each representing a fraction of an Interim Exchange Security reasonably agreed between the Company and the Investor taking into account that such fraction shall be consistently applied for all shares of Series M Interim Stock for which depositary shares are issued, may be issued. From and after the execution of any such depositary arrangement, and the deposit of any Interim Exchange Securities pursuant thereto, the depositary shares issued pursuant thereto shall be deemed “Interim Exchange Securities” for purposes of this Agreement.

Article IV

Additional Agreements

4.1 Purchase for Investment. The Investor acknowledges that the Exchange Securities, Exchange Common Shares, Warrant and Warrant Shares have not been registered under the Securities Act or under any state securities laws. The Investor (a) is acquiring the Exchange Securities, Exchange Common Shares, Warrant and/or Warrant Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Exchange Securities, Exchange Common Shares, Warrant and/or Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the exchanges contemplated by this Agreement and of making an informed investment decision.

4.2 Legends.

(a) The Investor agrees that all certificates or other instruments representing the Public Exchange Common Stock, Exchange Common Shares, Warrant and the Warrant Shares will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b) In addition, the Investor agrees that all certificates or other instruments representing the Interim Exchange Securities and the TruPs Exchange Securities will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

(c) In the event that any Exchange Securities, Exchange Common Shares, Warrant or Warrant Shares (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Company shall issue new certificates or other instruments representing such Exchange Securities, Exchange Common Shares, Warrant or Warrant Shares, which shall not contain the applicable legends in Sections 4.2(a) and (b) above; provided that the Investor surrenders to the Company the previously issued certificates or other instruments.

4.3 Certain Transactions. The Company will not merge or consolidate with, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Agreement to be performed and observed by the Company.

4.4 Transfer of Exchange Securities, Exchange Common Shares, Warrant and Warrant Shares. Subject to compliance with applicable securities laws and the provisions of Section 4.6, the Investor shall be permitted to transfer, sell, assign or otherwise dispose of (“Transfer”) all or a portion of the Exchange Securities, Exchange Common Shares, Warrant or Warrant Shares at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate the Transfer of the Exchange Securities, Exchange Common Shares, Warrant or Warrant Shares; provided that, from and including the date hereof to and including the third anniversary of the Public Exchange Offer Closing (or, if such closing does not occur, the Private Exchange Offer Closing), the Investor shall use its reasonable best efforts to consult with the Company to facilitate orderly Transfers of the Securities and other equity securities of the Company acquired under TARP, including, for the avoidance of doubt, the warrants issued by the Company in connection with the CPP Preferred Stock, the TIP Preferred Shares and the Master Agreement, in order to minimize any adverse impact of such Transfers on the trading price of the Common Stock.

4.5 Right to Exchange TruPs Exchange Securities.

(a) Promptly following the date hereof (if it has not previously done so), the Company shall submit to the SEC a request for exemptive relief from the final paragraph of Section 316(a) of the Trust Indenture Act as it relates to the Investor and shall use reasonable best efforts to respond to any requests made by the SEC in connection with such request for exemptive relief.

(b) If the SEC does not grant an exemption from the final paragraph of Section 316(a) of the Trust Indenture Act as it relates to the Investor prior to the time the Investor intends to exercise its registration rights under Section 4.6, then:

(i) At any time and from time to time following the Public Exchange Offer Closing Date, the Investor shall have the right to exchange TruPs Exchange Securities for a number of trust preferred securities (the “Registrable TruPs Exchange Securities”) having the same aggregate liquidation amount and terms substantially identical to the terms of the TruPs Exchange

Securities to be exchanged, except that the amended and restated declaration of trust under which the Registrable TruPs Exchange Securities will be issued will be qualified under the Trust Indenture Act. For the avoidance of doubt, if the Registrable TruPs Exchange Securities are issued from time to time in more than one series, none of the Registrable TruPs Exchange Securities issued in any one series will be fungible with those issued in any other series, even though the terms of all Registrable TruPs Exchange Securities will be substantially identical; and

(ii) At the time of any exchange of TruPs Exchange Securities for Registrable TruPs Exchange Securities, the Company shall also issue (i) a number of debentures (the “Registrable Subordinated Debentures”) having the same aggregate principal amount and terms substantially identical to the terms of the Subordinated Debentures underlying the TruPs Exchange Securities to be exchanged, except that the indenture under which the Registrable Subordinated Debentures will be issued will be qualified under the Trust Indenture Act, and (ii) a guarantee relating to the Registrable TruPs Exchange Securities (the “Registrable Guarantee”) which guarantee shall have terms substantially identical to the terms of Guarantee relating to the TruPs Exchange Securities to be exchanged, except that such guarantee will be qualified under the Trust Indenture Act. For the avoidance of doubt, if Registrable Subordinated Debentures and Registrable Guarantees are issued from time to time in connection with more than one series of Registrable TruPs Exchange Securities, none of the Registrable Subordinated Debentures or the Registrable Guarantees issued in connection with any one series will be fungible with those issued in connection with any other series, even though the terms of all Registrable Subordinated Debentures and Registrable Guarantees will be substantially identical.

(c) The Investor shall exercise this exchange right by providing written notice to the Company in accordance with Section 5.6 below prior to the date on which it intends to exchange TruPs Exchange Securities for Registrable TruPs Exchange Securities. The Investor shall inform the Company of the exact date on which the exchange is to be effected and the aggregate liquidation amount of TruPs Exchange Securities to be exchanged no fewer than five (5) business days prior to the date on which the exchange is to be effected.

(d) On the date of any exchange, the Company shall deliver to the Investor customary legal opinions from counsel to the Company, addressed to the Investor, covering the due and valid issuance of the Registrable TruPs Exchange Securities, the Registrable Subordinated Debentures, the Registrable Guarantee and such other matters customarily covered in opinions requested in an underwritten offering of trust preferred securities.

(e) In the event the Investor exercises its right to receive Registrable TruPs Exchange Securities under this Section 4.5, then (i) the references to “TruPs Exchange Securities” in Section 3.4 and Section 4.6(h), (i) and (k)(iv) shall be deemed references to “Registrable TruPs Exchange Securities” and (ii) the terms “Registrable Subordinated Debentures” and “Registrable Guarantee” shall be deemed added to Section 4.6(k)(iv)(B)(y).

4.6 Registration Rights.

(a) Registration.

(i) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that no later than the Private Exchange Offer Closing Date and the Public Exchange Offer Closing Date, as applicable, the Company shall prepare and file with the SEC a Shelf Registration Statement covering all applicable Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). So long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement. Notwithstanding the foregoing, if on the Signing Date the Company is not eligible to file a registration statement on Form S-3, then the Company shall not be obligated to file a Shelf Registration Statement unless and until requested to do so in writing by the Investor.

(ii) Any registration pursuant to Section 4.6(a)(i) shall be effected by means of a shelf registration on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”). If the Investor or any other Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.6(c). The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed; provided that to the extent appropriate and permitted under applicable law, such Holders shall consider the qualifications of any broker-dealer Affiliate of the Company in selecting the lead underwriters in any such distribution.

(iii) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to Section 4.6(a): (A) with respect to securities that are not Registrable Securities; or (B) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (1) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than two times in any 12-month period and not more than 90 days in the aggregate in any 12-month period.

(iv) If during any period when an effective Shelf Registration Statement is not available, the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.6(a)(i) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.6(a)(iv) prior to the effectiveness of such registration, whether or not Investor or any other Holders have elected to include Registrable Securities in such registration.

(v) If the registration referred to in Section 4.6(a)(iv) is proposed to be underwritten, the Company will so advise Investor and all other Holders as a part of the written notice given pursuant to Section 4.6(a)(iv). In such event, the right of Investor and all other Holders to registration pursuant to Section 4.6(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the Investor (if the Investor is participating in the underwriting).

(vi) If either (x) the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.6(a)(ii) or (y) a Piggyback Registration under Section 4.6(a)(iv) relates to an underwritten offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (A) first, in the case of a Piggyback Registration under Section 4.6(a)(iv), the securities the Company proposes to sell, (B) then the Registrable Securities of the Investor and all other Holders who have requested inclusion of Registrable Securities pursuant to Section 4.6(a)(ii) or Section 4.6(a)(iv), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C) lastly, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement; provided, however, that if the Company has, prior to the Signing Date, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby then it shall apply the order of priority in such conflicting agreement to the extent that it would otherwise result in a breach under such agreement.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered; provided that all Selling Expenses incurred by the Investor in connection with any registration hereunder covering Registrable Securities (other than TruPs Exchange Securities) representing in the aggregate and calculated on a fully-diluted basis (i.e., assuming conversion, exercise or exchange of all securities or other interests convertible into, exercisable for or exchangeable for shares of Common Stock) at least 5% of the outstanding Common Stock calculated on a fully-diluted basis (i.e., assuming conversion, exercise or exchange of all securities or other interests convertible into, exercisable for or exchangeable for shares of Common Stock) during the period that the Tax Benefits Preservation Plan is in effect shall be borne by the Company.

(c) Obligations of the Company. The Company shall use its reasonable best efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) and to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(i) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 4.6(d), keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(ii) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(iii) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(vi) Give written notice to the Holders:

(A) when any registration statement filed pursuant to Section 4.6(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

(B) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(C) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(E) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(F) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.6(c)(x) cease to be true and correct.

(vii) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.6(c)(vi)(C) at the earliest practicable time.

(viii) Upon the occurrence of any event contemplated by Section 4.6(c)(v) or 4.6(c)(vi)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4.6(c)(vi)(E) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holders’ or underwriters’ possession. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(ix) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(x) If an underwritten offering is requested pursuant to Section 4.6(a)(ii), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows”, similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain

“cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings (provided that the Investor shall not be obligated to provide any indemnity), and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(xi) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(xii) Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as the Investor may designate.

(xiii) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(xiv) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f) Furnishing Information.

(i) Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.6(c) that Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification.

(i) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule

405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(ii) If the indemnification provided for in Section 4.6(g)(i) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.6(g)(ii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.6(g)(i). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h) Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 4.6(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities with a stated value or liquidation amount, as applicable, or, in the case of Registrable Securities other than TruPs Exchange Securities or Interim Exchange Securities, a market value, in each case, of at least $200 million in aggregate; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned; provided further that in no case shall the rights of the Investor set forth in the proviso to Section 4.6(b) be assigned to any transferee or assignee. For purposes of this Section 4.6(h), “market value” per share of Common Stock shall be the last reported sale price of the Common Stock on the national securities exchange on which the Common Stock is listed or admitted to trading on the last trading day prior to the proposed transfer, and the “market value” for the Warrant (or any portion thereof) shall be the market value per share of Common Stock into which the Warrant (or such portion) is exercisable less the exercise price per share.

(i) Clear Market. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Section 4.6, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering, in the case of an underwritten offering of Common Stock, Interim Exchange Securities or Warrants, any of its equity securities or, in the case of an underwritten offering of TruPs Exchange Securities, any preferred stock of the Company, or, in each case, any securities convertible into or exchangeable or exercisable for such equity securities, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter for such underwritten offering. The Company also agrees to cause such of its directors and senior executive officers to execute and deliver customary lock-up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter. “Special Registration” means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(j) Rule 144; Rule 144A. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the Signing Date;

(ii) (A) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and (B) if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) under the Securities Act);

(iii) so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the

Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; and

(iv) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 4.6, the following terms shall have the following respective meanings:

(i) “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.6(h) hereof.

(ii) “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(iii) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

(iv) “Registrable Securities” means, (A) as of the Private Exchange Offer Closing Date, (x) the Private Exchange Securities, (y) the Warrant and (z) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A)(x) or (A)(y) by way of conversion, exercise or exchange thereof, including the Warrant Shares and the applicable Exchange Common Shares, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization and (B) as of the Public Exchange Offer Closing Date, (w) the securities referred to in the foregoing clause (A), (x) the Public Exchange Securities or, if Section 1.3(a)(i)(A)(2) is applicable, the Public Exchange Common Stock, (y) the TruPs Exchange Securities and (z) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (B)(x) or (B)(y) by way of conversion, exercise or exchange thereof, including the applicable Exchange Common Shares, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization; provided that, once issued, such securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) except as provided below in Section 4.6(o), they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, (3) they shall have ceased to be outstanding or, (4) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities; provided, further, that, Warrant Shares will not be Registrable Securities if and when the Warrant pursuant to which the Warrant Shares are issuable is terminated in accordance with its terms without exercise thereof. No Registrable Securities may be registered under more than one registration statement at any one time.

(v) “Registration Expenses” mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.6, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(vi) “Rule 144”, “Rule 144A”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(vii) “Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.6 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 4.6(a)(iv) – (vi) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 4.6(f) with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 4.6(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 4.6(a)(ii) or 4.6(a)(iv) prior to the date of such Holder’s forfeiture.

(m) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Section 4.6 and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Company under this Section 4.6 in accordance with the terms and conditions of this Section 4.6.

(n) No Inconsistent Agreements. The Company shall not, on or after the Signing Date, enter into any agreement (other than any agreement contemplated by the Transaction

Outline) with respect to its securities that may impair the rights granted to the Investor and the Holders under this Section 4.6 or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Section 4.6. In the event the Company has, prior to the Signing Date, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Section 4.6 (including agreements that are inconsistent with the order of priority contemplated by Section 4.6(a)(vi)) or that may otherwise conflict with the provisions hereof, the Company shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Section 4.6.

(o) Certain Offerings by the Investor. In the case of any securities held by the Investor that cease to be Registrable Securities solely by reason of clause (2) in the definition of “Registrable Securities,” the provisions of Sections 4.6(a)(ii), clauses (iv), (ix) and (x)-(xii) of Section 4.6(c), Section 4.6(g) and Section 4.6(i) shall continue to apply until such securities otherwise cease to be Registrable Securities. In any such case, an “underwritten” offering or other disposition shall include any distribution of such securities on behalf of the Investor by one or more broker-dealers, an “underwriting agreement” shall include any purchase agreement entered into by such broker-dealers, and any “registration statement” or “prospectus” shall include any offering document approved by the Company and used in connection with such distribution.

4.7 Preemptive Rights.

(a) Sale of New Securities. During the period beginning on the Private Exchange Offer Closing until the one year anniversary of the Private Exchange Offer Closing, the Investor shall have the right to, or may at any time and from time to time, appoint an Affiliate of the Investor that agrees in writing for the benefit of the Company to be bound by the terms of this Agreement (any such Affiliate shall be included in the term “Investor”), which shall have the right to exercise the preemptive rights set forth in this Section 4.7 (the Investor or such Affiliate, a “Exercising Entity”). During the period beginning on the Private Exchange Offer Closing until the one year anniversary of the Private Exchange Offer Closing, if the Company at any time or from time to time makes any public or non-public offering of any Common Stock, or any securities, options or debt that are convertible or exchangeable into Common Stock, at a price per share of Common Stock of less than $3.25 (or if the conversion, exercise or exchange price per share of Common Stock is less than $3.25), as appropriately adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to Common Stock (any such security a “New Security”) (other than (i) pursuant to the granting or exercise of compensatory stock options or other equity-based awards pursuant to the Company’s stock incentive plans or the issuance of stock pursuant to the Company’s employee stock purchase plan or rights to acquire Common Stock, in each case in the ordinary course of equity compensation awards, or pursuant to the Company’s 401(k) plan, (ii) issuances for the purposes of consideration in acquisition transactions, (iii) issuances of shares of Common Stock issued upon conversion of, or as a dividend on, any convertible or exchangeable securities of the Company issued either (A) pursuant to the transactions contemplated hereby or (B) prior to the Signing Date, (iv) issuances of debt that include an equity component (such as an “equity kicker”), (v) distributions or issuances pursuant to the Tax Benefits Preservation Plan and (vi) the Public Investor Exchanges and the rights offerings and other issuances contemplated by the Transaction

Outline filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 27, 2009 (the “Transaction Outline“)), the Exercising Entity shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities specified in the following sentence. The amount of New Securities that the Exercising Entity shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number of such offered shares of New Securities by (y) a fraction, the numerator of which is the number of shares of Common Stock held by the Investor on a fully-diluted basis (i.e., assuming conversion, exercise or exchange of all securities or other interests convertible into, exercisable for or exchangeable for shares of Common Stock), and the denominator of which is the number of shares of Common Stock then outstanding on a fully diluted basis (i.e., assuming conversion, exercise or exchange of all securities or other interests convertible into, exercisable for or exchangeable for shares of Common Stock), as of such date.

(b) Notice. In the event the Company proposes to offer New Securities, it shall give the Exercising Entity written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other material terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering. The Exercising Entity shall have five business days from the date of receipt of such notice to notify the Company in writing that it intends to exercise such gross-up purchase rights and as to the amount of New Securities the Exercising Entity desires to purchase, up to the maximum amount calculated pursuant to Section 4.7(a). Such notice shall constitute a non-binding indication of interest of the Exercising Entity to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of the Exercising Entity to respond within such five business day period shall be deemed to be a waiver of the Exercising Entity’s rights under this Section 4.7 only with respect to the offering described in the applicable notice. Notwithstanding anything in this Section 4.7 to the contrary, there shall be no liability on the part of the Company to the Investor if the Company has not consummated any proposed issuance of New Securities pursuant to Section 4.7 for whatever reason, regardless of whether the Company has delivered a notice pursuant to this Section 4.7(b). Whether to effect the issuance of New Securities pursuant to this Section 4.7 is in the sole and absolute discretion of the Company.

(c) Purchase Mechanism. If the Exercising Entity exercises its gross-up purchase rights provided in this Section 4.7, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place simultaneously with the closing of the sale of the New Securities to the other purchasers thereof (or if such purchasers close on different dates, simultaneously with the latest such closing date); provided the closing may be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals). Each of the Company and the Exercising Entity agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of such New Securities.

(d) Failure to Purchase. In the event the Exercising Entity fails to exercise its gross-up purchase rights provided in this Section 4.7 within said five business day period or, if so exercised, the Exercising Entity is unable to consummate such purchase within the time period specified in Section 4.7(c) above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled during the period of 120 days following the conclusion of the applicable period to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 60 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.7 or which the Exercising Entity is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable to the purchasers of such securities than were specified in the Company’s notice to the Exercising Entity. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 120-day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Exercising Entity in the manner provided above.

(e) Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f) Cooperation. The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Exercising Entity’s gross-up rights hereunder, including securing any required approvals or consents.

4.8 Executive Compensation.

(a) Benefit Plans. During the Relevant Period, the Company shall take all necessary action to ensure that its Benefit Plans comply in all respects with Section 111 of the EESA, as implemented by the Compensation Regulations, and shall not adopt any new Benefit Plan (i) that does not comply therewith or (ii) that does not expressly state and require that such Benefit Plan and any compensation thereunder shall be subject to any relevant Compensation Regulations adopted, issued or released on or after the date any such Benefit Plan is adopted. To the extent that EESA and/or the Compensation Regulations are amended or otherwise change during the Relevant Period in a manner that requires changes to then-existing Benefit Plans, the Company shall effect such changes to its Benefit Plans as promptly as practicable after it has actual knowledge of such changes in order to be in compliance with this Section 4.8(a) (and shall be deemed to be in compliance for a reasonable period to effect such changes). In addition, the Company shall take all necessary action, other than to the extent prohibited by applicable law or regulation applicable outside of the United States, to ensure that the consummation of the transactions contemplated by this Agreement and the Warrant (including for this purpose the consummation of the Private Investor Exchanges and Public Investor Exchanges) will not accelerate the vesting, payment or distribution of any equity-based awards, deferred cash awards or any nonqualified deferred compensation payable by the Company or any of its subsidiaries. For the avoidance of doubt, (A) the limits of Sections 4.8(b) and 4.8(c) are in addition to any applicable requirements under provisions of the EESA prohibiting golden parachute payments to the Senior Executive Officers and the relevant Compensation Regulations and (B) to the extent than any Benefit Plan is inconsistent with any relevant Compensation Regulations, such Compensation Regulations shall control.

(b) Senior Leadership Members. In addition to the requirements set forth in Section 4.8(a) above, the Company shall, during the Relevant Period, take all necessary action to limit any “golden parachute payments” to the employees of the Company and the Company Subsidiaries who are members of the Senior Leadership Committee as of the Private Exchange Offer Closing Date or the Public Exchange Offer Closing Date (the “Senior Leadership Members”), to the amounts permitted by the regulations relating to participants in the EESA Capital Purchase Program and the guidelines and rules relating thereto that have been issued and are in effect as of the Private Exchange Offer Closing Date or Public Exchange Offer Closing Date, as applicable, including the rules set forth in 31 CFR Part 30, as if such Senior Leadership Members were Senior Executive Officers for the purposes of the EESA (except that equity denominated awards settled solely in equity shall not be included in such limit on “golden parachute payments” to Senior Leadership Members).

(c) Bonus Compensation.

(i) In addition to the requirements set forth in Section 4.8(a) above, during the Relevant Period, the aggregate amount of Bonus Compensation that may be paid to the Senior Executive Officers and Senior Leadership Members with respect to fiscal year 2009 shall in no event exceed an amount equal to 60% of the aggregate Prior Year Bonus Compensation for the Senior Executive Officer and Senior Leadership Member positions (the “Bonus Pool Cap”); provided, that, the Bonus Pool Cap may be increased by the Company if, and to the extent that, such increase is approved by the Investor following the submission by the Company of a written detailed recommendation (with all applicable supporting documentation) to the Treasury Assistant Secretary for the Office of Financial Stability describing the basis for any proposed change to the 2009 bonus pool. The Investor shall have the authority to reject any change in the 2009 bonus pool if the Company fails to demonstrate to the reasonable satisfaction of the Investor that the proposed change is warranted by the Company’s demonstrated profitability, adequacy of risk-adjusted capital, market factors, compliance with the repayment terms of any investment and/or loan by the Investor, the Federal Reserve Bank of New York, the FDIC or any other Governmental Entity, compliance with loan terms and covenants, compensation plan designs, Company performance in managing the asset pool supported by the Investor, the Federal Reserve Bank of New York and/or the FDIC under the arrangement provided for in the Master Agreement, changes to the size or composition of the Senior Leadership Committee, and any other factors the Investor deems relevant in its discretion. “Bonus Compensation” means all payments (whether in cash, stock or other assets) in excess of the individual’s base salary paid with respect to a fiscal year (including any bonuses relating to such fiscal year that are paid in the following fiscal year), including any incentive or retention compensation; provided that “Bonus Compensation” does not include (i) any perquisites, to the extent that the applicable Senior Executive Officer or Senior Leadership Member is receiving such perquisites as of the Private Exchange Offer Closing Date or, if such Senior Executive Officer or Senior Leadership Member is hired after the Private Exchange Offer Closing Date, such perquisites are customarily made available to an employee holding such Senior Executive Officer or Senior Leadership Member’s position as of the Private Exchange Offer Closing Date, (ii) employee benefits generally made available to all employees employed within the same jurisdiction, (iii) supplemental retirement benefits provided under a plan in which the applicable Senior Executive Officer or Senior Leadership Member participates on the Private Exchange Offer Closing Date, (iv) benefits provided under generally available expatriate programs, (v) any long-term incentive compensation award granted prior to the Private Exchange Offer Closing Date that is subject to performance-based vesting and payable in 2009 or 2010, (vi) any sign-on award granted to a Senior Executive Officer or Senior Leadership Member who commences employment with the Company in fiscal year 2009 that is intended to make such Senior Executive Officer or Senior Leadership Member whole for unvested or otherwise forfeitable awards that are actually forfeited by the Senior Executive Officer or Senior Leadership Member’s prior employer in connection with such Senior Executive Officer or Senior Leadership Member’s departure from such prior employer and acceptance of employment with the Company; provided that the portion of any such sign-on award that serves as a “make whole” award for any such forfeited awards that were forfeited because the applicable vesting conditions were not achieved prior to the date of termination shall be granted subject to substantially similar vesting conditions or, if such sign-on award is paid to the Senior Executive Officer or Senior Leadership Member upon such individual’s commencement of employment with the Company, shall be subject to a repayment obligation that reasonably reflects the vesting conditions applicable to such forfeited awards or (vii) any retention award committed to prior to the Private Exchange Offer Closing Date. “Prior Year Bonus Compensation” means, with respect to each Senior Executive Officer and Senior Leadership Member position, the Bonus Compensation paid with respect to fiscal year 2007, or, if no Bonus Compensation was paid for such position with respect to fiscal year 2007 (as evidenced by such person not receiving a stock award under the Capital Accumulation Program with respect to 2007), the most recently preceding fiscal year for which Bonus Compensation was paid for such position. For the avoidance of doubt, “Prior Year Bonus Compensation” does not include any retention awards granted during or with respect to the applicable fiscal year.

(ii) For the avoidance of doubt, to the extent that subsection 111(b)(3) of the EESA or the Compensation Regulations require the reduction of Bonus Compensation with respect to fiscal year 2009 for Senior Executive Officers and Covered Employees subject to restrictions on the payment of Bonus Compensation under the Compensation Regulations, the Bonus Pool Cap with respect to fiscal year 2009 shall be reduced by an amount equal to the Reduction Amount, and the Reduction Amount shall not be reallocated to any Senior Executive Officer or to any Senior Leadership Member to whom the payment of Bonus Compensation is not so restricted. Subject to the immediately preceding sentence of this Section 4.8(c)(ii), the Company shall allocate Bonus Compensation subject to the Bonus Pool Cap in its discretion. For purposes of this Section 4.8(c), the Company and the Investor acknowledge and agree that a “Covered Employee” is a Senior Leadership Member who is covered by subsection 111(b)(3) of the EESA or, to the extent required by the Compensation Regulations, a Senior Leadership Member covered thereby. The “Reduction Amount” is equal to (x) the aggregate Bonus Compensation with respect to fiscal year 2008 paid to Senior Executive Officers and Covered Employees (such individuals determined as if subsection 111(b)(3) of the EESA or the Compensation Regulations, as applicable, applied with respect to fiscal year 2008), minus (y) the aggregate Bonus Compensation with respect to fiscal year 2009 that may be paid to Senior Executive Officers and Covered Employees in accordance with subsection 111(b)(3) of the EESA or the Compensation Regulations, as applicable; provided that in the event that the Reduction Amount with respect to any Senior Executive Officer or Covered Employee is a negative amount, such amount shall be disregarded for purposes of calculating the aggregate Reduction Amount.

(iii) The Company represents and warrants to the Investor that, with respect to fiscal year 2008, it complied with Section 4.8(c) of the December TIP SPA and paragraph (c) of Exhibit C to the Master Agreement.

(d) Additional Waivers. After the Private Exchange Offer Closing Date in connection with the hiring or promotion of a Section 4.8 Employee and/or the promulgation of applicable Compensation Regulations, to the extent any Section 4.8 Employee shall not have executed a waiver with respect to the application to such Section 4.8 Employee of the Compensation Regulations, the Company shall use its best efforts to (i) obtain from such Section 4.8 Employee a waiver in a form satisfactory to the Investor and (ii) deliver such waiver to the Investor as promptly as possible. “Section 4.8 Employee” means each (A) Senior Executive Officer, (B) Senior Leadership Member and (C) any other employee of the Company or its subsidiaries determined at any time to be subject to Section 111 of the EESA.

(e) Restrictions on Lobbying. Until such time as the Investor ceases to own any Securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, including any Exchange Common Shares, the Company shall continue to maintain and implement its comprehensive written policy (the “U.S. Lobbying Policy”) on lobbying, governmental ethics and political activity and distribute such U.S. Lobbying Policy to all Company employees and lobbying firms involved in any such activity. Until such time as the Investor ceases to own any Securities of the Company acquired pursuant to this Agreement, including any Exchange Common Shares, any material amendments to the U.S. Lobbying Policy shall require the prior written consent of the Investor, and any material deviations from the U.S. Lobbying Policy, whether in contravention thereof or pursuant to waivers provided for thereunder, shall promptly be reported to the Investor. The U.S. Lobbying Policy shall, at a minimum: (i) require compliance with all applicable law; (ii) apply to the Company, the Company Subsidiaries that constitute the Company’s consolidated subsidiaries and affiliated foundations; (iii) govern (A) the provision of items of value to any U.S. government officials;

(B) lobbying of U.S. government officials and (C) U.S. political activities and contributions; and (iv) provide for (x) internal reporting and oversight and (y) mechanisms for addressing non-compliance with the U.S. Lobbying Policy.

(f) Restrictions on Expenses. Until such time as the Investor ceases to own any Securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, including any Exchange Common Shares (other than the Warrant or the Warrant Shares), the Company shall continue to maintain and implement its comprehensive written policy (the “Expense Policy”, it being understood that the Expense Policy may be comprised of more than one written policy) on corporate expenses and distribute the Expense Policy to all Company employees. Until such time as the Investor ceases to own any Securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, including any Exchange Common Shares, any material amendments to the Expense Policy shall require the prior written consent of the Investor, and any material deviations from the Expense Policy, whether in contravention thereof or pursuant to waivers provided for thereunder, shall promptly be reported to the Investor. The Expense Policy shall, at a minimum: (i) require compliance with all applicable law; (ii) apply to the Company and the Company Subsidiaries that constitute the Company’s consolidated subsidiaries; (iii) govern (A) the hosting, sponsorship or other payment for conferences and events, (B) the use of corporate aircraft, (C) travel accommodations and expenditures, (D) consulting arrangements with outside service providers, (E) any new lease or acquisition of real estate, (F) expenses relating to office or facility renovations or relocations and (G) expenses relating to entertainment or holiday parties; (iv) provide for (x) internal reporting and oversight and (y) mechanisms for addressing non-compliance with the Expense Policy; and (v) be promptly amended as may from time to time be necessary to comply with the Compensation Regulations.

(g) Risk Management Report. Within 30 days of making the certification required for compliance with section 111(b)(4) of EESA and any guidance, rules or regulations issued thereunder regarding the compensation committee review of compensation arrangements with the Company’s Senior Executive Officers, the Company will provide a report to the Investor detailing (i) the risks identified during that review, (ii) the steps to be taken to mitigate those risks and (iii) the Company’s recommendations for amending compensation arrangements to reduce the risk through implementation of long term performance metrics or other mechanisms.

(h) Clawback. In the event that any Section 4.8 Employee receives a payment in contravention of the provisions of this Section 4.8, the Company shall promptly provide such individual with written notice that the amount of such payment must be repaid to the Company in full within fifteen business days following receipt of such notice or such earlier time as may be required by the Compensation Regulations and shall promptly inform the Investor (i) upon discovering that a payment in contravention of this Section 4.8 has been made (ii) following the repayment to the Company of such amount and (iii) take such other actions as may be necessary to comply with the Compensation Regulations.

(i) Limitation on Deductions. During the Relevant Period, the Company agrees that it shall not claim a deduction for remuneration for federal income tax purposes in excess of $500,000 for each Senior Executive Officer that would not be deductible if Section 162(m)(5) of the Code applied to the Company.

(j) Compliance.

(i) During the Relevant Period, the Company shall submit a certification on the last day of each fiscal quarter beginning with the second fiscal quarter of 2009 certifying that the Company has complied with and is in compliance with the provisions set forth in Section 4.8(a) through 4.8(i). Such certification shall be made to the TARP Compliance Office by a senior executive officer of the Company, subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001.

(ii) The Company’s chief executive officer and chief financial officer shall provide the written certification of compliance by the Company with the requirements of Section 111 of the EESA in the manner specified by Section 111(b)(4) thereunder or in any guidance, rules or regulations issued thereunder.

(k) Amendment to Prior Agreements. The parties agree that, effective as of the Signing Date, Section 4.10 of each of (i) the Securities Purchase Agreement dated October 26, 2008 between the Company and the Investor (the “October SPA”) and (ii) the December TIP SPA shall be amended in its entirety by replacing each such Section 4.10 with the provisions set forth in this Section 4.8 and any terms included in this Section 4.8 that are not otherwise defined in the October SPA or the December TIP SPA shall have the meanings ascribed to such terms in this Agreement. Notwithstanding the foregoing, for the avoidance of doubt, nothing in this Agreement shall be deemed to amend the provisions of the Master Agreement, all of which shall remain in full force in effect in accordance with their terms (as may be amended from time to time in accordance with the terms thereof).

4.9 Bank Holding Company Status. The Company shall maintain its status as a Bank Holding Company for as long as the Investor owns any debt or equity securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, including any Exchange Common Shares. “Bank Holding Company” means a company registered as such with the Board of Governors of the Federal Reserve System (the “Federal Reserve”) pursuant to 12 U.S.C. §1842 and the regulations of the Federal Reserve promulgated thereunder.

4.10 Restriction on Dividends and Repurchases.

(a) Until such time as the Investor ceases to own any debt or equity securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, including any Exchange Common Shares, neither the Company nor any Company Subsidiary shall, without the consent of the Investor:

(i) declare or pay any dividend or make any distribution on the Common Stock (other than (A) regular quarterly cash dividends of not more than $0.01 per share, (B) dividends payable solely in shares of Common Stock and (C) dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan); or

(ii) other than in connection with the transactions contemplated by the Transaction Outline, redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, or any trust preferred securities issued by the Company or any Affiliate of the Company, other than

(A) redemptions, purchases or other acquisitions of the TruPs Exchange Securities, (B) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock, in each case in this clause (B) in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice; provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount, (C) purchases or other acquisitions by a broker-dealer subsidiary of the Company solely for the purpose of market-making, stabilization or customer facilitation transactions in trust preferred securities of the Company or an Affiliate of the Company, Junior Stock or Parity Stock in the ordinary course of its business, (D) purchases by a broker-dealer subsidiary of the Company of trust preferred securities or capital stock of the Company or an Affiliate of the Company for resale pursuant to an offering by the Company of such trust preferred securities or capital stock underwritten by such broker-dealer subsidiary, (E) any redemption or repurchase of rights pursuant to any stockholders’ rights plan, (F) the acquisition by the Company or any of the Company Subsidiaries of record ownership in Junior Stock, Parity Stock or trust preferred securities of the Company or an Affiliate of the Company for the beneficial ownership of any other persons (other than the Company or any other Company Subsidiary), including as trustees or custodians, and (G) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock or trust preferred securities of the Company or an Affiliate of the Company for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case set forth in this clause (G), solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock (clauses (C) and (F), collectively, the “Permitted Repurchases”). “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with GAAP, and as measured from the date of the Company’s most recently filed consolidated financial statements prior to the Private Exchange Offer Closing Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

(b) Until such time as the Investor ceases to own any TruPs Exchange Securities, the Company shall not repurchase any TruPs Exchange Securities from any holder thereof, whether by means of open market purchase, negotiated transaction, or otherwise, other than Permitted Repurchases, unless it offers to repurchase a ratable portion of the TruPs Exchange Securities then held by the Investor on the same terms and conditions.

(c) “Junior Stock” means Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the Series M Interim Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series M Interim Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(d) The parties agree that, effective as of the Signing Date, Section 4.8 of each of (i) the October SPA, (ii) the December TIP SPA and (iii) the January TIP SPA shall be amended in its entirety by replacing each such Section 4.8 with the provisions set forth in this Section 4.10 and any terms included in this Section 4.10 that are not otherwise defined in the October SPA, the December TIP SPA or the January TIP SPA shall have the meanings ascribed to such terms in this Agreement.

4.11 Compliance with Employ American Workers Act. Until the Company is no longer deemed a recipient of funding under title I of EESA or section 13 of the Federal Reserve Act for purposes of the EAWA, as the same may be determined pursuant to any regulations or other legally binding guidance promulgated under EAWA, the Company shall comply, and the Company shall take all necessary action to ensure that its subsidiaries comply, in all respects with the provisions of the EAWA and any regulations or other legally binding guidance promulgated under the EAWA. “EAWA” means the Employ American Workers Act (Section 1611 of Division A, Title XVI of the American Recovery and Reinvestment Act of 2009), Public Law No. 111-5, effective as of February 17, 2009, as may be amended and in effect from time to time.

4.12 Compliance with Guidelines of the Home Affordable Modification Program. The Company and each Company Subsidiary shall be in compliance with all obligations applicable to the Company and each Company Subsidiary contained in the Master Agreement relating to the Home Affordable Modification Program and any guidelines issued thereunder.

4.13 Voting of Warrant Shares. Notwithstanding anything in this Agreement to the contrary, the Investor shall not exercise any voting rights with respect to the Warrant Shares.

4.14 Repurchase of Exchange Common Shares.

(a) Following the date when the Investor holds less than the Qualifying Ownership Interest, the Company may repurchase, in whole or in part, subject to the approval of the Appropriate Federal Banking Agency, at any time the Public Exchange Common Stock, Exchange Common Shares and/or Warrant Shares then held by the Investor, upon notice given as provided in clause (b) below, at a price per share equal to the greater of (i) $3.25 and (ii) the average Market Price of the Public Exchange Common Stock, Exchange Common Shares and/or Warrant Shares during the 20 trading day period beginning on the trading day after notice of the repurchase is given as provided in clause (b) (such greater amount, the “Repurchase Price”).

(b) Notice of every repurchase of the Public Exchange Common Stock, Exchange Common Shares and/or Warrant Shares held by the Investor shall be given at the address and in the manner set forth for such party in Section 5.6. Each notice of repurchase given to the Investor shall state: (i) the number of shares of Public Exchange Common Stock, Exchange Common Shares and/or Warrant Shares to be repurchased and (ii) the place or places where certificates representing such shares are to be surrendered for payment of the repurchase price. The Company shall also provide the Investor with notice of the determination of the Repurchase Price on the 21st trading day after notice of the repurchase. The repurchase of the securities specified in the notice shall occur as soon as practicable following the determination of the Repurchase Price.

(c) As used in this Section 4.14, “Market Price” means, with respect to the Common Stock, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose. “Market Price” shall be determined without reference to after hours or extended hours trading. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the Investor.

4.15 Mandatory Sale of Exchange Common Shares. If the Investor owns any Public Exchange Common Stock, Exchange Common Shares or Warrant Shares on the tenth anniversary of the Public Exchange Offer Closing Date (the “Mandatory Sale Date”), then beginning on the Mandatory Sale Date, the Investor shall use reasonable efforts to Transfer to non-Governmental Entities on an annual basis at least 20% of the aggregate number of shares of Public Exchange Common Stock, Exchange Common Shares and/or Warrant Shares, as applicable, owned by the Investor on the Mandatory Sale Date until the Investor has Transferred all of such Public Exchange Common Stock, Exchange Common Shares and Warrant Shares to non-Governmental Entities.

4.16 Consent to Exchange Offers and Subsidiary Exchange.

(a) Pursuant to (i) Section 4.8(a)(ii) of each of (A) the October SPA, (B) the December TIP SPA and (C) the January TIP SPA and (ii) Section 13(B) of each of (A) the warrant to purchase 66,531,728 shares of Common Stock issued on January 15, 2009, (B) the warrant to purchase 188,501,414 shares of Common Stock issued on December 31, 2008 and (C) the warrant to purchase 210,084,034 shares of Common Stock issued on October 28, 2008, the Investor hereby irrevocably consents to, and waives any rights in favor of the Investor thereunder arising as a result of, the Exchange Offers, the Private Investor Exchanges, the Public Investor Exchanges, the other transactions contemplated by this Agreement (other than the rights offering to existing holders and the rights offering to employees contemplated by the Transaction Outline) and the transactions contemplated by the FDIC Exchange Agreement.

(b) Pursuant to Section 4.8(a)(ii) of each of (i) the October SPA, (ii) the December TIP SPA and (iii) the January TIP SPA, the Investor hereby irrevocably consents to the issuance and sale by the Company of junior subordinated deferrable interest securities of the Company to certain wholly-owned subsidiaries of the Company in exchange for all shares of its preferred stock designated as “Adjustable Rate Cumulative Preferred Stock, Series Y”, “5.321% Cumulative Preferred Stock, Series YY” or “6.767% Cumulative Preferred Stock, Series YYY” held by such wholly-owned Subsidiaries substantially on the terms discussed between the Company and the Investor prior to the date hereof.

4.17 Suspension of Dividends. The Company shall not suspend dividends on any series of its outstanding Preferred Stock prior to the Public Exchange Offer Closing Date.

4.18 Agreement to Vote.

(a) The Investor agrees that it will vote, or cause to be voted, or exercise its right to consent (or cause its right to consent to be exercised) with respect to, all shares of Common Stock beneficially owned by it and its controlled Affiliates (and which are entitled to vote on such matter) with respect to each matter on which holders of Common Stock are entitled to vote or consent, other than a Designated Matter, in the same proportion (for, against or abstain) as all other shares of the Company’s Common Stock are voted or consents are given with respect to each such matter. The Investor agrees to attend all meetings of the Company’s stockholders in person or by proxy for purposes of obtaining a quorum. In order to effectuate the foregoing agreements, to the maximum extent permitted by applicable law, the Investor hereby grants a proxy appointing each of the Chief Executive Officer, Chairman and General Counsel of the Company attorney-in-fact and proxy for it and its controlled Affiliates with full power of substitution, for and in the name of it and its controlled Affiliates, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner and solely on the terms provided by this Section 4.18(a) with respect to such shares of Common Stock and the Investor hereby revokes any and all previous proxies granted with respect to such shares of Common Stock for purposes of the matters contemplated in this Section 4.18(a); provided that such proxy may only be exercised if the Investor fails to comply with the terms of this Section 4.18(a). The proxy granted hereby is irrevocable prior to the termination of this Agreement, is coupled with an interest and is granted in consideration of the Company entering into this Agreement and issuing the Securities to the Investor.

(b) The Investor shall retain the right to vote in its sole discretion all shares of Common Stock beneficially owned by it and its controlled Affiliates (and which are entitled to vote on such matter) on any Designated Matter.

(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders. “Designated Matters” means (i) the election and removal of directors, (ii) the approval of any Business Combination, (iii) the approval of a sale of all or substantially all of the assets or property of the Company, (iv) the approval of a dissolution of the Company, (v) the approval of any issuance of securities of the Company on which holders of Common Stock are entitled to vote and (vi) the approval of any amendment to the Charter or bylaws of the Company on which holders of Common Stock are entitled to vote.

(d) This Section 4.18 shall have no effect on the Investor’s agreement to vote the Exchange Preferred Shares and Interim Exchange Securities with respect to the Preferred Stockholder Proposals pursuant to Section 3.2(d).

Article V

Miscellaneous

5.1 Termination. This Agreement may be terminated at any time prior to the Private Exchange Offer Closing:

(a) by either the Investor or the Company in the event that any Governmental Entity shall have issued a Governmental Order or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

(b) by the mutual written consent of the Investor and the Company; or

(c) by either the Investor or the Company if the Private Exchange Offer Closing shall not have occurred on or prior to September 18, 2009.

In the event of termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement; provided that, in the case of termination pursuant to Section 5.1(c), the rights and obligations of the parties set forth in Section 1.4(e) shall survive such termination until 45 days following the Public Investor Exchanges Outside Time.

5.2 Survival of Representations and Warranties. All covenants and agreements, other than those which by their terms apply in whole or in part after the Private Exchange Offer Closing or the Public Exchange Offer Closing, as applicable, shall terminate as of such closing. The representations and warranties of the Company made herein or in any certificates delivered in connection with the Private Exchange Offer Closing or Public Exchange Offer Closing shall survive such closings without limitation.

5.3 Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer or a duly authorized representative of each party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law.

5.4 Waiver of Conditions. The conditions to each party’s obligation to consummate the Exchange are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

5.5 Governing Law: Submission to Jurisdiction, Etc. This Agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia and the United States Court of Federal Claims for any and all civil actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and (b) that notice may be served upon (i) the Company at the address and in the manner set forth for notices to the Company in Section 5.6 and (ii) the Investor in accordance with federal law. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to this Agreement or the transactions contemplated hereby.

5.6 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(a)	If to the Investor:

United States Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, D.C. 20220

Attention:	Chief Counsel, Office of Financial Stability
Facsimile:	(202) 927-9219

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Facsimile:	(212) 455-2502
Attention:	Lee Meyerson

(b)	If to the Company:

Citigroup Inc.

399 Park Avenue

New York, New York 10022

Attention:	Michael S. Helfer, Esq.
General Counsel
Telephone:	(212) 559-5152
Facsimile:	(212) 793-5300

Citigroup Inc.

399 Park Avenue

New York, New York 10022

Attention:	Andrew Felner, Esq.
Deputy General Counsel
Telephone:	(212) 559-7050
Facsimile:	(212) 559-7057

with a copy to:

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

Facsimile:	(212) 450-3800
Attention:	George R. Bason, Jr.
Louis L. Goldberg
Michael Davis

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY

Facsimile:	(212) 225-3999
Attention:	Jeffrey D. Karpf

5.7 Definitions

(a) When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.

(b) The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(c) The term “Governmental Order” means any order, injunction, stipulation, decree or award entered by or with any Governmental Entity.

(d) To the extent any securities issued pursuant to this Agreement or the transactions contemplated hereby are registered in the name of a designee of the Investor pursuant to Sections 1.2, 1.4 or 5.8(c) or transferred to an Affiliate of the Investor, all references herein to the Investor holding or owning any debt or equity securities of the Company, Securities or Registrable Securities (and any like variations thereof) shall be deemed to refer to the Investor, together with such designees and/or Affiliates, holding or owning any debt or equity securities or Registrable Securities (and any like variations thereof), as applicable.

5.8 Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (a) an assignment, in the case of a Business Combination where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale, (b) as provided in Section 4.6 and (c) an assignment by the Investor of this Agreement to an Affiliate of the Investor; provided that if Investor assigns this Agreement to its Affiliate, the Investor shall be relieved of its obligations under this Agreement and all rights and obligations of the Investor hereunder shall be exercised by, and shall be the responsibility of, such Affiliate.

5.9 Entire Agreement, Etc. This Agreement (including the Annexes and Schedules hereto) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

5.10 Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

5.11 Severability. If any provision of this Agreement or the Warrant, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.12 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor any benefit, right or remedies, except that the provisions of Section 4.6 shall inure to the benefit of the persons referred to in that Section.

5.13 Time of Essence. Other than with respect to Section 4.6, which the parties shall comply with in accordance with its terms, time is of the essence in the performance of each and every term of this Agreement.

5.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled (without the necessity of posting a bond) to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

5.15 Limitation of Liability.

(a) Notwithstanding any other provision of this Agreement, with respect to any right or obligation under this Agreement that references or relates to any Government Act in effect as of the date hereof, it is expressly agreed that a Subsequent Government Act may be made and that such Subsequent Government Act may increase or decrease the Company’s obligations or costs under this Agreement.

(b) For purposes of this Agreement, (i) “Government Act” means any statute, law, legislation, regulation, order, judgment, decree, ruling or similar requirement which is enacted, adopted or promulgated by the United States Government (defined herein to include the legislature and executive and to include without limitation its departments, subdivisions, agencies and instrumentalities) and (ii) “Subsequent Government Act” means any Government Act (including, but not limited to, any amendment or modification of, or change to, a Government Act) that is enacted, adopted or promulgated by the United States Government after the execution of this Agreement and that is generally applicable to financial institutions that are similarly situated to the Company.

* * *

In Witness Whereof, this Agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date first herein above written.

CITIGROUP INC.

By:	/s/ Edward J. Kelly, III
Name:	Edward J. Kelly, III
Title:	Chief Financial Officer

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Duane D. Morse
Name:	Duane D. Morse
Title:	Chief Risk and Compliance Officer

ANNEX A

FORM OF

CERTIFICATE OF DESIGNATIONS

OF

SERIES M COMMON STOCK EQUIVALENT

OF

CITIGROUP INC.

Citigroup Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware thereof, does hereby certify:

The board of directors of the Corporation (the “Board of Directors”) or a duly authorized committee of the Board of Directors, in accordance with the Charter and bylaws of the Corporation and applicable law, adopted the following resolution on [ , 2009] creating a series of [11,539]1 shares of Preferred Stock of the Corporation designated as “Series M Common Stock Equivalent”.

RESOLVED, that pursuant to the provisions of the Charter and the bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Part 1. Designation and Number of Shares; Fractional Shares.

(a) There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of Preferred Stock designated as the “Series M Common Stock Equivalent” (the “Designated Stock”). The authorized number of shares of Designated Stock shall be [11,539].

(b) Each Holder of a fractional interest in a share of Designated Stock shall be entitled, proportionately, to all the rights, preferences and privileges of the Designated Stock (including the conversion, dividend, voting, redemption and liquidation rights contained in this Certificate of Designations).

[1]	Assumes exchange of $37.5 billion of USG and private preferred stock at a price equal to $3,250,000 per share of Series M Stock (1 million shares of Common Stock per one share of Series M stock).

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Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this “Certificate of Designations” to the same extent as if such provisions had been set forth in full herein.

Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:

(a) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation, or any other shares of the capital stock of the Corporation into which such shares of common stock shall be reclassified or changed.

(b) “Dividend Payment Date” means [    ,     ,     , and     ] 2 of each year.

(c) “Junior Stock” means the Common Stock, and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(d) “Liquidation Amount” means $3,250,000 per share of Designated Stock.

(e) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Stock) the terms of which do not expressly provide that such class or series shall rank senior or junior to Designated Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Corporation’s (i) 6.5% Non-Cumulative Convertible Preferred Stock, Series T; (ii) 8.125% Non-Cumulative Preferred Stock, Series AA; (iii) 8.40% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E; (iv) 8.50% Non-Cumulative Preferred Stock, Series F; (v) Fixed Rate Cumulative Perpetual Preferred Stock, Series H; (vi) Fixed Rate Cumulative Perpetual Preferred Stock, Series G; and (vii) Fixed Rate Cumulative Perpetual Preferred Stock, Series I.3 For the avoidance of doubt, the Common Stock is not Parity Stock.

(f) “Signing Date” means March 18, 2009.

Part 4. Certain Voting Matters.

(a) Whether the vote or consent of the Holders of a plurality, majority or other portion of the shares of Designated Stock and any Common Stock has been cast or given on any

[2]	Intended to synch up with the Original Issue Date so that Second Dividend Payment Date is six month anniversary of Original Issue Date.
[3]	Assumes all private preferred close simultaneously.

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matter on which under Sections 10(a) or 10(b) of the Standard Provisions forming part of this Certificate of Designations the Holders of shares of Designated Stock are entitled to vote shall be determined by the Corporation by reference to a number of votes per share of Designated Stock equal to the Conversion Rate (as defined in Section 2 of the Standard Provisions forming a part of this Certificate of Designations) in effect on the record date for such vote or consent, if any, or in the absence of a record date, on the date for such vote or consent.

(b) Whether the vote or consent of the Holders of a plurality, majority or other portion of the shares of Designated Stock and any Voting Parity Stock has been cast or given on any matter on which under Sections 10(c) and 10(d) of the Standard Provisions forming part of this Certificate of Designations the Holders of shares of Designated Stock are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amount of the shares voted or covered by the consent as if the Corporation were liquidated on the record date for such vote or consent, if any, or, in the absence of a record date, on the date for such vote or consent.

(c) The Corporation shall aggregate any fractional interests in a share of Designated Stock with all other fractional interests having made the same voting or consent decision and shall count the number of whole votes resulting from such aggregation in accordance with the voting or consent decisions received.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Citigroup Inc. has caused this Certificate of Designations to be signed by Eric W. Aboaf, its Treasurer, this [    ]th day of [    ], 2009.

CITIGROUP INC.

By:
Name:	Eric W. Aboaf
Title:	Treasurer

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ANNEX A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Stock shall be identical in all respects to every other share of Designated Stock. The Designated Stock shall be perpetual. The Designated Stock shall rank equally with Parity Stock and senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

Section 2. Standard Definitions. As used herein with respect to Designated Stock:

“Affiliate” of any specified “Person” means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Members” has the meaning set forth in Section 19(c).

“Alternate Dividend Amount” means an amount equal to the product of (1) the sum of (A) the Liquidation Amount plus (B) the amount of accrued and unpaid dividends for any prior Dividend Period from and including the Second Dividend Payment Date and (2) (u) a per annum rate of 9% from and including the Second Dividend Payment Date to but excluding [insert date of first Dividend Payment Date following the Second Dividend Payment Date];(v) a per annum rate of 11% from and including [insert date of first Dividend Payment Date following the Second Dividend Payment Date] to but excluding [insert date of second Dividend Payment Date following the Second Dividend Payment Date]; (w) a per annum rate of 13% from and including [insert date of second Dividend Payment Date following the Second Dividend Payment Date] to but excluding [insert date of third Dividend Payment Date following the Second Dividend Payment Date]; (x) a per annum rate of 15% from and including [insert date of third Dividend Payment Date following the Second Dividend Payment Date] to but excluding [insert date of fourth Dividend Payment Date following the Second Dividend Payment Date]; (y) a per annum rate of 17% from and including [insert date of fourth Dividend Payment Date following the Second Dividend Payment Date] to but excluding [insert date of fifth Dividend Payment Date following the Second Dividend Payment Date]; and (z) a per annum rate of 19% from and including [insert date of fifth Dividend Payment Date following the Second Dividend Payment Date].

“As-Converted Dividend Amount” means, with respect to any Dividend Period, the product of (i) the pro forma per share quarterly Common Stock dividend derived by (x) annualizing the last dividend declared during such Dividend Period on the Common Stock and (y) dividing such annualized dividend by four and (ii) the then-current Conversion Rate; provided that for any such Dividend Period during which no dividend has been declared on the Common Stock, the As-Converted Dividend Amount shall be deemed to be $0.00.

“As-Converted Liquidation Amount” has the meaning set forth in Section 4(c).

“Board of Directors” has the meaning set forth in the recitals to the Certificate of Designations.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

“Certificate of Amendment” means the amendment to the Charter of the Corporation reflecting the Shareholder Approval.

“Certificate of Designations” means the Certificate of Designations, of which these Standard Provisions form a part, as it may be amended from time to time.

“Charter” means the Corporation’s certificate or articles of incorporation, articles of association, or similar organizational document, as amended from time to time.

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the New York Stock Exchange on such date. If the Common Stock is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained by the Corporation for this purpose.

“Constituent Person” has the meaning set forth in Section 9(a).

“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the Designated Stock, and its successors and assigns.

“Conversion Price” at any time means, for each share of Designated Stock, a dollar amount equal to $3,250,000 divided by the Conversion Rate (initially $3.25).

“Conversion Rate” means for each share of Designated Stock, 1,000,000 shares of Common Stock, subject to adjustment as set forth herein.

“Corporation” has the meaning set forth in the recitals to the Certificate of Designations.

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“Current Market Price” per share of Common Stock on any day means the average of the VWAP per share of Common Stock on each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-date or other specified date with respect to the issuance or distribution requiring such computation, appropriately adjusted to take into account the occurrence during such period of any event described in Section 8.

“Depositary” means The Depository Trust Company or its nominee or any successor depositary appointed by the Corporation.

“Designated Stock” has the meaning set forth in Part 1.

“Dividend Period” has the meaning set forth in Section 3(d).

“Dividend Record Date” has the meaning set forth in Section 3(d).

“Dividend Threshold Amount” has the meaning set forth in Section 8(a)(iv).

“Ex-date” when used with respect to any issuance or distribution, means the first date on which the shares of Common Stock or other securities trade without the right to receive an issuance or distribution.

“Exchange Property” has the meaning set forth in Section 9(a).

“Expiration Date” has the meaning set forth in Section 8(a)(v).

“Expiration Time” has the meaning set forth in Section 8(a)(v).

“Global Designated Stock” has the meaning set forth in Section 19(a).

“Holders” means the Persons in whose names the shares of the Designated Stock are registered, which may be treated by the Corporation, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owners of the shares of Designated Stock for the purpose of making payment and settling the related conversions and for all other purposes.

“Liquidation Participation Amount” has the meaning set forth in Section 4(c).

“Liquidation Preference” has the meaning set forth in Section 4(a).

“Mandatory Conversion Date” means the later of (a) the fifth Business Day after the date on which the Shareholder Approval has been received and (b) the Original Issue Date.

“Market Disruption Event” means any of the following events that has occurred:

(i) any suspension of, or limitation imposed on, trading by any exchange or quotation system on which the Closing Price is determined pursuant to the definition of Closing Price (a “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) and

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whether by reason of movements in price exceeding limits permitted by the Relevant Exchange, or otherwise relating to Common Stock or in futures or options contracts relating to the Common Stock on the Relevant Exchange;

(ii) any event (other than an event described in clause (iii) below) that disrupts or impairs (as determined by the Corporation in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) in general to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, futures or options contracts relating to the Common Stock on the Relevant Exchange; or

(iii) the failure to open of the exchange on which futures or options contracts relating to the Common Stock, are traded or the closure of such exchange prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or any other trading outside of the regular trading session hours) unless such earlier closing time is announced by such exchange at least one hour prior to the earlier of the actual closing time for the regular trading session on such day, and the submission deadline for orders to be entered into such exchange for execution at the actual closing time on such day.

“Officer” means the Chief Executive Officer, the Chairman, the Chief Administrative Officer, any Vice Chairman, the Chief Financial Officer, the Controller, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the General Counsel and Corporate Secretary and any Assistant Secretary of the Corporation.

“Officers’ Certificate” means a certificate signed (i) by the Chief Executive Officer, the Chairman, the Chief Administrative Officer, any Vice Chairman, the Chief Financial Officer, the Controller, the Chief Accounting Officer, or the Treasurer and (ii) by any Assistant Treasurer, the General Counsel and Corporate Secretary or any Assistant Secretary of the Corporation, and delivered to the Conversion Agent.

“Original Issue Date” means the date on which shares of Designated Stock are first issued.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, common trust fund or trust.

“Preferred Director” has the meaning set forth in Section 10(c).

“Preferred Directors” has the meaning set forth in Section 10(c).

“Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Stock.

8

“Purchased Shares” has the meaning set forth in Section 8(a)(v).

“Record Date” has the meaning set forth in Section 8(d).

“Registrar” means the Transfer Agent acting in its capacity as registrar for the Designated Stock, and its successors and assigns.

“Relevant Exchange” has the meaning set forth above in the definition of Market Disruption Event.

“Reorganization Event” has the meaning set forth in Section 9(a).

“Second Dividend Payment Date” has the meaning set forth in Section 3(b).

“Series M Common Stock Equivalent” has the meaning set forth in the recitals above.

“Share Dilution Amount” has the meaning set forth in Section 3(e).

“Shareholder Approval” means the approval by the stockholders of the Corporation of an amendment to the Charter of the Corporation to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the Designated Stock into Common Stock.

“Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Stock.

“Trading Day” means, for purposes of determining a VWAP or Closing Price per share of Common Stock or a Closing Price, a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred or does not exist a Market Disruption Event.

“Transfer Agent” means The Bank of New York Mellon acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Designated Stock, and its successors and assigns.

“Voting Parity Stock” means, with regard to any matter as to which the Holders of Designated Stock are entitled to vote as specified in Section 10(c) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights with respect to the election of directors have been conferred and are exercisable with respect to such matter.

“VWAP” per share of the Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg page C US <equity> AQR (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on the relevant Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Days determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained for this purpose by the Corporation).

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Section 3. Dividends.

(a) Rate. Holders of Designated Stock shall be entitled to receive, on each share of Designated Stock if, as and when declared by the Board of Directors or a duly authorized committee of the Board of Directors, but only out of assets legally available therefor, dividends and any other distributions, whether payable in cash, securities or any other form of property or assets, in an amount determined as described in Sections 3(b) and 3(c) below.

(b) Subject to Section 3(a) above, from and including the Original Issue Date to but excluding [insert six month anniversary of the Original Issue Date], 20[     ] (the “Second Dividend Payment Date”), the Board of Directors or a duly authorized committee of the Board of Directors may not declare and pay any dividend or make any distribution (including, but not limited to, regular quarterly dividends) in respect of Common Stock, whether payable in cash, securities or any other form of property or assets, unless the Board of Directors or a duly authorized committee of the Board of Directors declares and pays to the Holders of the Designated Stock, at the same time (irrespective of whether or not such time is a Dividend Payment Date) and on the same terms as holders of Common Stock, an amount per share of Designated Stock equal to the product of (i) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of Common Stock and (ii) the then-current Conversion Rate.

Dividends payable on the Designated Stock pursuant to this Section 3(b) are non-cumulative. If the Board of Directors, the Preferred Stock Committee or any other duly authorized committee thereof does not declare a dividend on the Designated Stock during the period described in this Section 3(b), that dividend shall not accrue, and the Corporation shall have no obligation to pay, and Holders shall have no right to receive, a dividend for such period, whether or not dividends on the Designated Stock or any series of Preferred Stock or common stock are declared for any subsequent Dividend Period with respect to the Designated Stock, Parity Stock, Junior Stock or any other class or series of authorized Preferred Stock of the Corporation. References herein to the “accrual” of non-cumulative dividends refer only to the determination of the amount of such dividend and do not imply that any right to a dividend arises prior to the date on which a dividend is declared.

(c) Subject to Section 3(a) above, for each Dividend Period from and including the Second Dividend Payment Date, cumulative cash dividends shall be payable in an amount equal to the greater of (i) the As-Converted Dividend Amount and (ii) the Alternate Dividend Amount.

The dividends described in this Section 3(c) shall begin to accrue and be cumulative from and including the Second Dividend Payment Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends described in this Section 3(c) has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the Dividend Period ending [insert date that is one day prior to the first Dividend Payment Date following the Second Dividend Payment Date], 20[     ].

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(d) In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date shall be postponed to the next day that is a Business Day and no additional dividends shall accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Second Dividend Payment Date to but excluding the next Dividend Payment Date.

Dividends that are payable pursuant to Section 3(c) on Designated Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable pursuant to Section 3(c) on Designated Stock on any date prior to the end of a Dividend Period or on any Dividend Payment Date for a Dividend Period that is shorter than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Stock shall be payable to Holders of record of Designated Stock as they appear on the stock register of the Corporation on the applicable record date, which (i) with respect to dividends payable pursuant to Section 3(b), shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock and (ii) with respect to dividends payable pursuant to Section 3(c), shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(e) Priority of Dividends. So long as any share of Designated Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock or in shares of the same series of the Junior Stock for which the dividend is being paid) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(c) above, dividends on such amount), on all outstanding shares of Designated Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions,

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purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights of Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case in this clause (vi), solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Stock and any shares of Parity Stock, all dividends declared on Designated Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Stock (including, if applicable as provided in Section 3(c) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. Any remaining accrued but unpaid cumulative dividends shall continue and be cumulative thereafter, shall compound on each subsequent Dividend Payment Date and shall be payable in arrears on each Dividend Payment Date,

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pursuant to Section 3(c) above. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation shall provide written notice to the Holders of Designated Stock prior to such Dividend Payment Date.

Subject to the foregoing in this Section 3, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and Holders of Designated Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, Holders of Designated Stock shall be entitled to receive for each share of Designated Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock or any other Junior Stock or other stock of the Corporation ranking junior to Designated Stock as to such distribution, payment in full in an amount (the “Liquidation Preference”) equal to the sum of (x) the Liquidation Amount per share and (y) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(c) above, dividends on such amount), whether or not declared, to the date of payment.

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Stock and the corresponding amounts payable with respect to any other stock of the Corporation ranking equally with Designated Stock as to such distribution, Holders of Designated Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all Holders of Designated Stock and the corresponding amounts payable with respect to any other stock of the Corporation ranking equally with Designated Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences; provided that if the amount of such assets or proceeds to be distributed with respect to a number of shares of Common Stock equal to the then-current Conversion Rate (the “As-Converted Liquidation Amount”) exceeds the Liquidation Preference, Holders of Designated Stock shall be entitled to receive, for each share of Designated Stock, an additional amount (the “Liquidation Participation Amount”) out of such assets or proceeds such that the As-Converted Liquidation Amount equals the sum of the Liquidation Preference plus the Liquidation Participation Amount, after making appropriate adjustment such that the holders of Designated Stock receive the same amount on an as-converted basis as the holders of a number of shares of Common Stock equal to the then-current Conversion Rate.

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(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the Holders of Designated Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 5. Optional Redemption. The Designated Stock shall not be redeemable either at the Corporation’s option or at the option of the Holders at any time.

Section 6. Mandatory Conversion on the Mandatory Conversion Date. Effective as of the close of business on the Mandatory Conversion Date with respect to any share of Designated Stock, such share of Designated Stock shall automatically convert into shares of Common Stock at the then-current Conversion Rate.

Section 7. Conversion Procedures.

(a) Effect of Mandatory Conversion Date. Effective immediately prior to the close of business on the Mandatory Conversion Date, dividends shall no longer be declared on any such converted shares of Designated Stock and such shares of Designated Stock shall cease to be outstanding, in each case, subject to the right of Holders to receive any (i) declared and unpaid dividends or distributions (with respect to dividends or distributions described in Section 3(b) above) on such shares, (ii) accrued and unpaid dividends or distributions (with respect to dividends or distributions described in Section 3(c) above) on such shares in an amount calculated as if the Mandatory Conversion Date were a Dividend Payment Date and (iii) any other payments to which they are otherwise entitled pursuant to the terms hereof.

(b) Rights Prior to Conversion. No allowance or adjustment, except pursuant to Section 8 below, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date (except to the extent of the dividends described in Sections 3(b) and 3(c) above). Prior to the close of business on the Mandatory Conversion Date, shares of Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any shares of Designated Stock shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding shares of Designated Stock (except to the extent of the dividends described in Sections 3(b) and 3(c) above and the voting rights described in Section 10(a) below).

(c) Record Holder as of Conversion Date. The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Designated Stock shall be treated for all purposes as the record holder(s) of such shares of

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Common Stock and/or securities as of the close of business on the Mandatory Conversion Date. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property to be issued or paid upon conversion of shares of Designated Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder (as of the close of business on the Mandatory Conversion Date) and in the manner shown on the records of the Corporation or, in the case of global certificates, through book-entry transfer through the Depositary.

(d) Reacquired Shares. Shares of Designated Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued shares of Preferred Stock of the Corporation, undesignated as to series and available for future issuance; provided that any such shares of Designated Stock may be reissued only as shares of any series of Preferred Stock of the Corporation other than Designated Stock. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Designated Stock.

Section 8. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Rate will be subject to adjustment, without duplication, under the following circumstances:

(i) the issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination (including, without limitation, a reverse stock split) of Common Stock, in which event the Conversion Rate will be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

where,

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the Conversion Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date prior to giving effect to such event

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event

Notwithstanding the foregoing, with respect to any dividend or distribution subject to Section 3(b) above (but only with respect to such dividend or distribution), no adjustment will be made for the issuance of Common Stock as a dividend or distribution to all holders of Common Stock that is made in lieu of a quarterly or annual cash dividend or distribution to such holders.

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(ii) the issuance to all holders of Common Stock of certain rights or warrants entitling them for a period expiring 60 days or less from the date of issuance of such rights or warrants to purchase shares of Common Stock (or securities convertible into Common Stock) at less than (or having a conversion price per share less than) the Current Market Price as of the Record Date, in which event each Conversion Rate will be adjusted based on the following formula:

CR1 = CR0 x (OS0 + X) / (OS0 + Y)

where,

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the Conversion Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date

X	=	the total number of shares of Common Stock issuable pursuant to such rights (or upon conversion of such securities)

Y	=	the aggregate price payable to exercise such rights (or the conversion price for such securities paid upon conversion) divided by the average of the VWAP of the Common Stock over each of the ten consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights

However, the Conversion Rate will be readjusted to the extent that any such rights or warrants are not exercised prior to their expiration.

(iii) the dividend or other distribution to all holders of Common Stock of shares of capital stock of the Corporation (other than common stock) or evidences of its indebtedness or its assets (excluding any dividend, distribution or issuance covered by clauses (i) or (ii) above or (iv) or (v) below) in which event the Conversion Rate will be adjusted based on the following formula:

CR1 = CR0 x SP0 / (SP0 – FMV)

where,

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the Conversion Rate in effect immediately after the Record Date

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SP0	=	the Current Market Price as of the Record Date

FMV	=	the fair market value (as determined in good faith by the Board of Directors or a duly authorized committee of the Board of Directors) on the Record Date of the shares of capital stock of the Corporation, evidences of indebtedness or assets so distributed, expressed as an amount per share of Common Stock

However, if the transaction that gives rise to an adjustment pursuant to this clause (iii) is one pursuant to which the payment of a dividend or other distribution on Common Stock consists of shares of capital stock of the Corporation of, or similar equity interests in, a subsidiary or other business unit of the Corporation, (i.e., a spin-off) that are, or, when issued, will be, traded on a U.S. securities exchange or quoted on the Nasdaq Capital Market, then the Conversion Rate will instead be adjusted based on the following formula:

CR1 = CR0 x (FMV0 + MP0) / MP0

where,

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the Conversion Rate in effect immediately after the Record Date

FMV0	=	the average of the VWAP of the capital stock of the Corporation or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution on the NYSE or such other national or regional exchange or market on which Common Stock is then listed or quoted

MP0	=	the average of the VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution on the NYSE or such other national or regional exchange or market on which Common Stock is then listed or quoted

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(iv) the Corporation makes a distribution consisting exclusively of cash to all holders of Common Stock, excluding (a) any cash dividend on Common Stock to the extent that the aggregate cash dividend per share of Common Stock does not exceed $0.01 in any fiscal quarter (the “Dividend Threshold Amount”), (b) any cash that is distributed as part of a distribution referred to in clause (iii) above, (c) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries referred to in clause (v) below and (d) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Designated Stock pursuant to Section 3(b) above, in which event, the Conversion Rate will be adjusted based on the following formula:

CR1 = CR0 x SP0 / (SP0 – C)

where,

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the Conversion Rate in effect immediately after the Record Date

SP0	=	the Current Market Price as of the Record Date

C	=	the amount in cash per share of Common Stock of the distribution, as determined pursuant to the following paragraph

If an adjustment is required to be made as set forth in this clause (iv) as a result of a distribution (a) that is a regularly scheduled quarterly dividend, such adjustment would be based on the amount by which such dividend exceeds the Dividend Threshold Amount or (b) that is not a regularly scheduled quarterly dividend, such adjustment would be based on the full amount of such distribution.

The Dividend Threshold Amount is subject to adjustment on an inversely proportional basis whenever the Conversion Rate is adjusted, provided that no adjustment will be made to the Dividend Threshold Amount for any adjustment made to the Conversion Rate pursuant to this clause (iv).

(v) the Corporation or one or more of its subsidiaries makes purchases of Common Stock pursuant to a tender offer or exchange offer by the Corporation or a subsidiary of the Corporation for Common Stock to the extent that the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the VWAP per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), in which event the Conversion Rate will be adjusted based on the following formula:

CR1 = CR0 x [(FMV + (SP1 x OS1)] / (SP1 x OS0)

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where,

CR0	=	the Conversion Rate in effect at the close of business on the Expiration Date

CR1	=	the Conversion Rate in effect immediately after the Expiration Date

FMV	=	the fair market value (as determined in good faith by the Board of Directors or a duly authorized committee of the Board of Directors), on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for shares validly tendered or exchanged and not withdrawn as of the Expiration Date (the “Purchased Shares”)

OS1	=	the number of shares of Common Stock outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Time”) less any Purchased Shares

OS0	=	the number of shares of Common Stock outstanding at the Expiration Time, including any Purchased Shares

SP1	=	the average of the VWAP of the Common Stock over each of the ten consecutive Trading Days commencing with the Trading Day immediately after the Expiration Date.

(b) Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Corporation to the nearest  1/10,000th of one share of Common Stock (or if there is not a nearest  1/10,000th of a share, to the next lower  1/ 10,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any such minor adjustments that are not required to be made will be carried forward and taken into account in any subsequent adjustment, and provided further that any such adjustment of less than one percent that has not been made will be made upon (x) the end of each fiscal year of the Corporation and (y) the Mandatory Conversion Date.

(c) When No Adjustment Required.

(i) Except as otherwise provided in this Section 8, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing or for the repurchase of Common Stock.

(ii) No adjustment of the Conversion Rate need be made as a result of: (A) the issuance of the rights; (B) the distribution of separate certificates representing the rights; (C) the exercise or redemption of the rights in accordance with any rights agreement; or (D) the termination or invalidation of the rights, in each case, pursuant to the Corporation’s stockholder rights plan existing on the Signing Date, as amended, modified, or

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supplemented from time to time, or any newly adopted stockholder rights plans; provided, however, that to the extent that the Corporation (x) has a stockholder rights plan in effect on the Mandatory Conversion Date (including the Corporation’s rights plan, if any, existing on the Signing Date) or (y) had a stockholder rights plan take effect after the Signing Date that is no longer in effect on the Mandatory Conversion Date and the rights under such plan were exercised, the Holder shall receive, in addition to the shares of Common Stock, the rights under such rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Corporation made a distribution to all holders of Common Stock of shares of capital stock of the Corporation or evidences of its indebtedness or its assets as described in Section 8 (a)(iii), subject to readjustment in the event of the expiration, termination or redemption of the rights of a stockholder rights plan in effect on the Mandatory Conversion Date.

(iii) No adjustment to the Conversion Rate need be made:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Stock under any plan;

(B) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries; or

(C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Signing Date.

(iv) No adjustment to the Conversion Rate need be made for a transaction referred to in Section 8 (a)(i), (ii), (iii), (iv) or (v) above if Holders may participate in the transaction that would otherwise require an adjustment on a basis and with notice that the Board of Directors or a duly authorized committee of the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

(v) No adjustment to the Conversion Rate need be made for a change in the par value of the Common Stock.

(vi) No adjustment to the Conversion Rate will be made to the extent that such adjustment would result in the Conversion Price being less than the par value of the Common Stock.

(vii) No adjustment to the Conversion Rate need be made for the issuance of shares of Common Stock, convertible securities, warrants, or rights to acquire shares of Common Stock (whether or not such rights are issued to employees of the Corporation) in the transactions described in the Transaction Outline filed as Exhibit 99.2 to the Corporation’s Current Report on Form 8-K dated February 27, 2009, or for the issuance of the shares of Common Stock pursuant to such convertible securities, warrants or rights.

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(d) Record Date. For purposes of this Section 8, “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or a duly authorized committee of the Board of Directors or by statute, contract or otherwise).

(e) Successive Adjustments. After an adjustment to the Conversion Rate under this Section 8, any subsequent event requiring an adjustment under this Section 8 shall cause an adjustment to such Conversion Rate as so adjusted.

(f) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 8 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder.

(g) Other Events. If any event occurs as to which the failure to make any adjustment to the Conversion Rate would adversely affect the conversion rights or conversion value represented by the Designated Stock, then the Board of Directors or a duly authorized committee of the Board of Directors, acting in good faith, shall determine the adjustment, if any, on a basis consistent with the essential intent and principles herein, necessary to preserve, without dilution, the conversion rights and conversion value represented by the Designated Stock.

(h) Notice of Adjustments. Whenever a Conversion Rate is adjusted as provided under this Section 8, the Corporation shall within 10 Business Days following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Rate in accordance with this Section 8 and prepare and transmit to the Conversion Agent an Officers’ Certificate setting forth the applicable Conversion Rate, as the case may be, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Rate was determined and setting forth the adjusted applicable Conversion Rate.

(i) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the applicable Conversion Rate or with respect to the nature or extent or

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calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officers’ Certificate delivered pursuant to Section 8(h) above and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Designated Stock; and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Corporation to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Designated Stock or to comply with any of the duties, responsibilities or covenants of the Corporation contained in this Section 8.

(j) Fractional Shares. No fractional shares of Common Stock will be issued to holders of the Designated Stock upon conversion. In lieu of fractional shares otherwise issuable, holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock, calculated on an aggregate basis in respect of the shares of Designated Stock being converted, multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the Mandatory Conversion Date.

Section 9. Adjustment for Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for, or converted into, cash, securities other property of the Corporation or another corporation);

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all the property and assets of the Corporation; or

(iii) any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or acquisition), any reclassification or any binding share exchange which reclassifies or changes its outstanding Common Stock;

each of which is referred to as a “Reorganization Event,” each share of the Designated Stock outstanding immediately prior to such Reorganization Event will, without the consent of the holders of the Designated Stock, become convertible into the kind and amount of securities, cash and other property (the “Exchange Property”) receivable in such Reorganization Event (without any interest thereon, and, solely with respect to dividends or distributions described in Section 3(b) above, without any right (in connection with such Reorganization Event) to dividends or distribution thereon which have a record date that is prior to the Mandatory Conversion Date) per share of Common Stock by a holder of Common Stock that is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (any such

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Person, a “Constituent Person”), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Corporation and non-Affiliates; provided that if the kind and amount of Exchange Property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person other than a Constituent Person or an Affiliate thereof, then for the purpose of this Section 9(a), the Exchange Property receivable upon such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make an election (or of all such holders if none make an election). If the Mandatory Conversion Date follows a Reorganization Event, the Conversion Rate then in effect will be applied to the amount on the Mandatory Conversion Date of such Exchange Property received per share of Common Stock, as determined in accordance with this Section 9.

(b) Successive Reorganization Events. The above provisions of this Section 9 shall similarly apply to successive Reorganization Events and the provisions of Section 8 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Corporation (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 9.

Section 10. Voting Rights.

(a) General. Each share of Designated Stock shall entitle the holder thereof to a number of votes equal to the Conversion Rate in effect on the record date for the vote or consent on all matters submitted to a vote of the stockholders of the Corporation; provided that the Holders of Designated Stock shall not be entitled to vote on any of the matters described in either of the Corporation’s two Schedule 14A’s filed with the Securities and Exchange Commission on [insert date of filing of definitive proxies], 2009, except as required by applicable law.

(b) Single Class. Except as otherwise provided herein, in the Charter or by applicable law, the Holders of shares of Designated Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Preferred Stock Directors. Whenever, at any time or times, from and including the Second Dividend Payment Date, dividends payable on the shares of Designated Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class (and with voting rights allocated pro rata based on the liquidation preference of each such class or series), to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the

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Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(c) above, dividends on such amount), on all outstanding shares of Designated Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the Holders of shares of Designated Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately, and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the Holders of a majority of the shares of Designated Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock (and with voting rights allocated pro rata based on the liquidation preference of each such class or series), to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(d) Class Voting Rights as to Particular Matters. So long as any shares of Designated Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the Holders of at least 66 2/3% of the shares of Designated Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Designated Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 10(d)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Stock; or

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(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and that is a corporation for U.S. federal income tax purposes (or if such entity is not a corporation, the Corporation having received an opinion of nationally recognized counsel experienced in such matters to the effect that Holders will be subject to tax for U.S. federal income tax purposes with respect to such new preference securities after such merger or consolidation in the same amount, at the same time and otherwise in the same manner as would have been the case under the Designated Stock prior to such merger or consolidation), and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Stock immediately prior to such consummation, taken as a whole;

provided, however, that the Holders of Designated Stock shall not be entitled to vote on any of the matters described in either of the Corporation’s two Schedule 14A’s filed with the Securities and Exchange Commission on [insert date of filing definitive proxies], 2009, except as required by applicable law; and provided further that for all purposes of this Section 10(d), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation shall not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Stock.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders of Designated Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules that the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Stock is listed or traded at the time.

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Section 11. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the record Holder of any share of Designated Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such Transfer Agent shall be affected by any notice to the contrary.

Section 12. Rank. Notwithstanding anything set forth in the Charter or this Certificate of Designations to the contrary, the Board of Directors, the Preferred Stock Committee or any other duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Junior Stock or Parity Stock.

Section 13. Listing. The Corporation hereby covenants and agrees that it will use its reasonable best efforts to list and keep listed the Designated Stock on the New York Stock Exchange or another national securities exchange or automated quotation system, if permitted by the rules of such exchange or automated quotation system.

Section 14. No Preemptive Rights. No share of Designated Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 15. Notice of Shareholder Approval. The Corporation shall notify the Holders of the status of the Shareholder Approval on the Business Day immediately succeeding the date on which the Shareholder Approval has been received or the date on which the Shareholder Approval has been sought but not received, as applicable. If the Shareholder Approval has been received, such notice will include (i) the Mandatory Conversion Date, (ii) the number of shares of Common Stock to be issued upon conversion of each share of Designated Stock and (iii) instructions regarding the surrender of certificates of Designated Stock for Common Stock.

Section 16. No Sinking Fund. Shares of Designated Stock are not subject to the operation of a sinking fund.

Section 17. Reservation of Common Stock.

(a) Sufficient Shares. In order to cause an effective date no later than 5 Business Days following the Shareholder Approval, the Corporation shall file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable after the date of the Shareholder Approval. As soon as practicable after the effective date of the Certificate of Amendment, the Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Designated Stock as provided in this Certificate of Designations, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Designated Stock then outstanding at the then-current Conversion Price. For purposes of this Section 17(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Designated Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

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(b) Use of Acquired Shares. Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Designated Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) Free and Clear Delivery. All shares of Common Stock or other securities delivered upon conversion of the Designated Stock shall be duly authorized, validly issued, fully paid and non-assessable, free of preemptive rights and free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d) Compliance with Law. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Designated Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) Listing. The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Designated Stock; provided, however, that if the rules of such exchange or automated quotation system require the Corporation to defer the listing of such Common Stock until the mandatory conversion of Designated Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Designated Stock in accordance with the requirements of such exchange or automated quotation system at such time.

Section 18. Transfer Agent, Conversion Agent, Registrar and Paying Agent.

The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Designated Stock shall be The Bank of New York Mellon. The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall send notice thereof to the Holders.

Section 19. Form.

(a) Global Designated Stock. Designated Stock may be issued in the form of one or more permanent global shares of Designated Stock in definitive, fully registered form with a global legend in substantially the form attached hereto as Exhibit A (each, a “Global Designated Stock”), which is hereby incorporated in and expressly made a part of this Certificate of

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Designations. The Global Designated Stock may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). The aggregate number of shares represented by each Global Designated Stock may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. This Section 19(a) shall apply only to a Global Designated Stock deposited with or on behalf of the Depositary.

(b) Delivery to Depositary. If Global Designated Stock is issued, the Corporation shall execute and the Registrar shall, in accordance with this Section 19, countersign and deliver initially one or more Global Designated Stock that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to the Depositary or pursuant to instructions received from the Depositary or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar.

(c) Agent Members. If Global Designated Stock is issued, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any Global Designated Stock held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Designated Stock, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Designated Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Designated Stock. If Global Designated Stock is issued, the Depositary may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Designated Stock, this Certificate of Designations or the Charter.

(d) Physical Certificates. Owners of beneficial interests in any Global Designated Stock shall not be entitled to receive physical delivery of certificated shares of Designated Stock, unless (x) the Depositary has notified the Corporation that it is unwilling or unable to continue as Depositary for the Global Designated Stock and the Corporation does not appoint a qualified replacement for the Depositary within 90 days, (y) the Depositary ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and the Corporation does not appoint a qualified replacement for the Depositary within 90 days or (z) the Corporation decides to discontinue the use of book-entry transfer through the Depositary. In any such case, the Global Designated Stock shall be exchanged in whole for definitive shares of Designated Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference. Such definitive shares of Designated Stock shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.

(e) Signature. An Officer shall sign any Global Designated Stock for the Corporation, in accordance with the Corporation’s Bylaws and applicable law, by manual or facsimile signature. If an Officer whose signature is on a Global Designated Stock no longer holds that office at the time the Transfer Agent countersigned the Global Designated Stock, the

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Global Designated Stock shall be valid nevertheless. A Global Designated Stock shall not be valid until an authorized signatory of the Transfer Agent manually countersigns Global Designated Stock. Each Global Designated Stock shall be dated the date of its countersignature.

Section 20. Replacement Certificates. The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation; provided that if physical certificates are issued, the Corporation shall not be required to issue any certificates representing the Designated Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Transfer Agent, upon delivery of the evidence and indemnity described in the second sentence above, shall deliver the shares of Common Stock pursuant to the terms of the Designated Stock formerly evidenced by the certificate.

Section 21. Taxes.

(a) Transfer Taxes. The Corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Designated Stock or shares of Common Stock or other securities issued on account of Designated Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Designated Stock, shares of Common Stock or other securities in a name other than that in which the shares of Designated Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(b) Withholding. All payments and distributions (or deemed distributions) on the shares of Designated Stock (and on the shares of Common Stock received upon their conversion) shall be subject to withholding and backup withholding of tax to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by Holders.

Section 22. Notices. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of (a) receipt thereof or (b) for notices sent within the United States, three Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid or (c) for notices sent outside the United States, two Business Days after the sending thereof if sent by recognized next day courier service, addressed: (i) if to the Corporation, to its office at 399 Park Avenue, New York, New York 10043 (Attention: Corporate Secretary) or to the Transfer Agent at its office at Newport Office Center VII, 480

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Washington Boulevard, 29th Floor, Jersey City, NJ 07310 (Attention: Kieran McGovern), or other agent of the Company designated as permitted by this Certificate of Designations, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address and by such other means as the Company or any such Holder, as the case may be, shall have designated by notice similarly given. Notwithstanding the foregoing, if shares of Designated Stock are issued in book-entry form through The Depositary Trust Company or any similar facility, such notices may be given to the Holders of Designated Stock in any manner permitted by such facility.

Section 23. Other Rights. The shares of Designated Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional, preemptive or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

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[THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.]4

Certificate Number 1	Number of Shares of Series M Common Stock Equivalent

CITIGROUP INC.

Series M Common Stock Equivalent

(par value $1.00 per share)

(liquidation amount as specified below)

Citigroup Inc., a Delaware corporation (the “Company”), hereby certifies that [            ] (the “Holder”), is the registered owner of [            ] ([            ]) fully paid and non-assessable shares of the Company’s designated Series M Common Stock Equivalent, with a par value of $1.00 per share and a liquidation amount of $3,250,000 per share (the “Series M Stock”). The shares of Series M Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and

[4]	Applicable to UST security only.

other terms and provisions of the Series M Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Designations dated [    ], 2009 as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designations. The Company will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Series M Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned, these shares of Series M Stock shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, this certificate has been executed on behalf of the Company by its Treasurer and countersigned by an Assistant Secretary this [    ]th day of [    ], 2009.

CITIGROUP INC.

By:
Name:	Eric W. Aboaf
Title:	Treasurer

By:
Name:	Michael J. Tarpley
Title:	Assistant Secretary

Series M Common Stock Equivalent

REGISTRAR’S COUNTERSIGNATURE

These are shares of Series M Stock referred to in the within-mentioned Certificate of Designations.

Dated: [    ], 2009

THE BANK OF NEW YORK MELLON, as Registrar

By:
Name:
Title:

Series M Common Stock Equivalent

REVERSE OF CERTIFICATE

Dividends on each share of Series M Stock shall be payable at the applicable rate provided in the Certificate of Designations.

The shares of Series M Stock shall be convertible in the manner and accordance with the terms set forth in the Certificate of Designations.

The Company shall furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of share capital issued by the Company and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series M Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints:

as agent to transfer the shares of Series M Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

ANNEX B

FORM OF OPINION

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(b) The Interim Exchange Securities have been duly and validly authorized, and, when issued and delivered pursuant to the Agreement, such Interim Exchange Securities will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights and will rank pari passu with or senior to all other series or classes of Preferred Stock, whether or not issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company. The Public Exchange Common Stock, if and when issued and delivered pursuant to the Agreement, will be duly and validly authorized and issued and fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

(c) The Exchange Common Shares have been duly authorized and reserved for issuance upon conversion of the Interim Exchange Securities and when so issued in accordance with the terms of the Interim Exchange Securities will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, subject to receipt of the Stockholder Approval.

(d) The Warrant has been duly authorized and, when executed and delivered as contemplated by the Agreement, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

(e) The Warrant Shares have been duly authorized and, upon consummation of the Private Investor Exchanges, reserved for issuance upon exercise of the Warrant and when so issued in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

(f) The Company has the corporate power and authority to execute and deliver the Agreement, the Warrant and the other Transaction Documents and, subject to receipt of the Stockholder Approval, and, in the case of the Warrant, consummation of the Private Investor Exchanges, to carry out its obligations thereunder (which includes the issuance of the Exchange Securities, Exchange Common Shares, Warrant and Warrant Shares and causing the TruPs Issuer to take the actions specified in the Agreement).

(g) The execution, delivery and performance by the Company of the Agreement, the Warrant and the other Transaction Documents, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company, subject to receipt of the Stockholder Approval.

(h) The Agreement and each of the other Transaction Documents has been duly and validly authorized, and duly executed and delivered, by the Company and, assuming the due execution and delivery by the other parties thereto, is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by the Bankruptcy Exceptions; provided, however, such counsel need express no opinion with respect to Section 4.6(g) or the severability provisions of the Agreement insofar as Section 4.6(g) is concerned.

(i) The TruPs Issuer has been duly created and is validly existing and in good standing as a statutory trust under the Statutory Trust Act of the State of Delaware. The TruPs Issuer has the statutory trust power and authority to issue the TruPs Exchange Securities and to enter into, and perform its obligations under, the Declaration.

(j) The TruPs Exchange Securities have been duly and validly authorized by the TruPs Issuer and executed by a regular trustee of the TruPs Issuer and, when the TruPs Exchange Securities are issued and delivered pursuant to the Agreement, the TruPs Exchange Securities will represent validly issued, fully paid and non-assessable (subject to Sections 3.10(a)(iv), 9.2 and 9.8 of the Declaration) undivided beneficial interests in the assets of the TruPs Issuer. Holders of TruPs Exchange Securities are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The issuance of the TruPs Exchange Securities will not be subject to any preemptive rights.

(k) The Declaration has been duly and validly authorized, and duly executed and delivered, by the Company and the regular trustees named in the Declaration, and assuming due execution and delivery by the institutional trustee and the Delaware trustee, the Declaration is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions. The Declaration has been duly qualified under the Trust Indenture Act and does comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(l) The Guarantee has been duly and validly authorized, and duly executed and delivered, by the Company, and assuming due execution and delivery by the guarantee trustee, the Guarantee is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions. The Guarantee has been duly qualified under the Trust Indenture Act and does comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(m) The Indenture has been duly and validly authorized, and duly executed and delivered, by the Company, and assuming due execution and delivery by the indenture trustee, the Indenture is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions. The Indenture has been duly qualified under the Trust Indenture Act and does comply in all material respects with the Trust Indenture Act or is exempt from such qualification

(n) The Subordinated Debentures have been duly and validly authorized by the Company and, assuming such Subordinated Debentures have been duly authenticated by the indenture trustee in the manner provided for in the Indenture and delivered to the TruPs Issuer against consideration therefor, have been duly and validly issued and are valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Bankruptcy Exceptions, and are in the form contemplated by, and entitled to the benefits of, the Indenture.

(o) The TruPs Issuer is not now, nor after giving effect to the transactions contemplated hereby will be, and the TruPs Issuer is not controlled by, or acting on behalf of any person which is, an “investment company” within the meaning of the Investment Company Act.

ANNEX C

FORM OF WARRANT TO PURCHASE COMMON STOCK

[THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.]1

WARRANT

to purchase

[            ]

Shares of Common Stock

of CITIGROUP INC.

Issue Date: [            ], 2009

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” has the meaning ascribed to it in the Exchange Agreement.

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Original Warrantholder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Company and the Original Warrantholder; otherwise, the average of all three determinations shall be binding upon the Company and the Original Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the Company.

[1]	Applicable to UST warrant only.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“business day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Stock” has the meaning ascribed to it in the Exchange Agreement.

“Company” means Citigroup Inc., a corporation organized and existing under the laws of the State of Delaware.

“Constituent Person” has the meaning set forth in Section 15(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated as of [    ], 2009, as amended from time to time, between the Company and the Original Warrantholder, including all annexes and schedules thereto.

“Exchange Property” has the meaning set forth in Section 15(a).

“Exercise Price” has the meaning set forth in Section 2.

“Exercise Rate” has the meaning set forth in Section 2.

“Expiration Time” has the meaning set forth in Section 3(a).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith or, with respect to Section 16, as determined by the Original Warrantholder acting in good faith. For so long as the Original Warrantholder holds this Warrant or any portion thereof, it may object in writing to the Board of Director’s calculation of fair market value within 10 days of receipt of written notice thereof. If the Original Warrantholder and the Company are unable to agree on fair market value during the 10-day period following the delivery of the Original Warrantholder’s objection, the Appraisal Procedure may be invoked by either party to determine Fair Market Value by delivering written notification thereof not later than the 30th day after delivery of the Original Warrantholder’s objection.

“Initial Exercise Date” has the meaning set forth in Section 3(a).

“Issue Date” means the date set forth on the first page of this Warrant.

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“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two independent members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be (i) in the event that any portion of the Warrant is held by the Original Warrantholder, the fair market value per share of such security as determined in good faith by the Original Warrantholder or (ii) in all other circumstances, the fair market value per share of such security as determined in good faith by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking corporation retained by the Company for this purpose and certified in a resolution to the Warrantholder. For the purposes of determining the Market Price of the Common Stock on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“Original Warrantholder” means [            ]. Any actions specified to be taken by the Original Warrantholder hereunder may only be taken by such Person and not by any other Warrantholder.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Record Date” has the meaning set forth in Section 13(c).

“Reorganization Event” has the meaning set forth in Section 15(a).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Series M Certificate of Designations” has the meaning set forth in Section 13(h).

“Series M Securities” means the Series M Common Stock Equivalent of the Company issued on [    ], 2009.

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“Shareholder Approval” means a vote or written consent of the Company’s shareholders authorizing an amendment of the Company’s charter increasing the authorized Common Stock to at least such number as shall be sufficient to permit the full conversion of all authorized Series M Securities into Common Stock.

“Shares” means shares of Common Stock to which the Warrantholder is entitled pursuant to this Warrant.

“Signing Date” means the date of the Exchange Agreement.

“trading day” means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a business day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a business day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock.

“Transaction Outline” has the meaning set forth in Section 13(b)(v).

“U.S. GAAP” means United States generally accepted accounting principles.

“Warrantholder” has the meaning set forth in Section 2.

“Warrant” means this Warrant, issued pursuant to the Exchange Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, the Original Warrantholder or its permitted assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of the number of fully paid and nonassessable shares of Common Stock (the “Exercise Rate”) equal to the product of (A) the number of Series M Securities issued to the Original Warrantholder multiplied by (B) the quotient of (x) 790,000,000 divided by (y) the aggregate number of shares of Series M Securities outstanding as of the close of business on the second business day immediately preceding the Initial Exercise Date (as defined below), after giving effect to any transactions occurring at or prior to such time, at a purchase price per share of Common Stock equal to $0.01 (the “Exercise Price”). The Company shall notify the Warrantholder of the Exercise Rate determined in accordance with this Section 2 on the business day immediately succeeding the date of such determination. The Exercise Rate is subject to adjustment as provided herein, and all references to “Common Stock,” “Shares” and “Exercise Rate” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term; Termination. (a) Subject to Sections 2 and 3(b), to the extent permitted by applicable laws and regulations, the right to purchase the Shares shall be exercisable in whole or in part by the Warrantholder, at any time or from time to time on or after [insert date six months from issue date], 20[    ] (the “Initial Exercise Date”), but in no event later

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than 5:00 p.m., New York City time on the tenth anniversary of the Issue Date (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Company located at 399 Park Avenue, New York, NY 10022 (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased:

(i) by having the Company withhold, from the shares of Common Stock that would otherwise be delivered to the Warrantholder upon such exercise, shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day on which this Warrant is exercised and the Notice of Exercise is delivered to the Company pursuant to this Section 3, or

(ii) with the consent of both the Company and the Warrantholder, by tendering in cash, by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three business days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

(b) The right of the Warrantholder to exercise this Warrant shall automatically terminate and this Warrant shall become null and void on the date on which Shareholder Approval is received.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three business days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock then issuable upon exercise of this Warrant at any time. No later than the Initial Exercise Date, the Company will (A) procure,

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at its sole expense, the listing of the Shares issuable upon exercise of this Warrant at any time, subject to issuance or notice of issuance, on all principal stock exchange on which the Common Stock is then listed or traded and (B) maintain such listings of such Shares at all times after issuance. The Company will use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the applicable fraction of the Market Price of the Common Stock on the last trading day preceding the date of exercise less the applicable fraction of the Exercise Price for such fractional share.

6. No Rights as Stockholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any applicable issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment. This Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and one or more new warrants shall be prepared and delivered by the Company, of the same tenor and Issue Date as this Warrant and providing for the right to purchase the same aggregate number of shares of Common Stock as the Warrant is then exercisable for, but each registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and Issue Date and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon

6

surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new warrant of like tenor and Issue Date and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12. Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, in each case to the extent required from time to time to enable such holder to, if permitted by the terms of this Warrant and the Exchange Agreement, sell this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments.

(a) The Exercise Rate shall be subject to adjustment from time to time due to a combination (including without limitation a reverse stock split) of Common Stock, in which event the Exercise Rate will be adjusted based on the following formula:

ER1 = ER0 x (OS1 / OS0)

where,

ER0	=	the Exercise Rate in effect at the close of business on the Record Date

ER1	=	the Exercise Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date prior to giving effect to such event

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event

(b) When No Adjustment Required.

(i) Except as otherwise provided in this Section 13, the Exercise Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing or for the repurchase of Common Stock.

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(ii) No adjustment of the Exercise Rate need be made as a result of: (A) the issuance of the rights; (B) the distribution of separate certificates representing the rights; (C) the exercise or redemption of the rights in accordance with any rights agreement; or (D) the termination or invalidation of the rights, in each case, pursuant to the Company’s stockholder rights plan existing on the Signing Date, as amended, modified, or supplemented from time to time, or any newly adopted stockholder rights plans; provided, however, that to the extent that the Company (x) has a stockholder rights plan in effect on the date on which this Warrant is exercised (including the Company’s rights plan, if any, existing on the Signing Date) or (y) had a stockholder rights plan take effect after the Signing Date but prior to the Initial Exercise Date that is no longer in effect on the date on which this Warrant is exercised and the rights under such plan were exercised, the Warrantholder shall receive, in addition to the shares of Common Stock, the rights under such rights plan, unless, prior to the date on which this Warrant is exercised, the rights have separated from the Common Stock, in which case the Warrantholder shall be entitled to receive the rights under such rights plan in accordance with Section 14 upon exercise of this Warrant as if at the time of separation the Company made a distribution of such rights to all holders of Common Stock. In the event that the Company proposes to distribute rights under any stockholder rights plan after the Initial Exercise Date, the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(h).

(iii) No adjustment to the Exercise Rate need be made:

(A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan;

(B) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries; or

(C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Signing Date.

(iv) No adjustment to the Exercise Rate need be made for a change in the par value of the Common Stock.

(v) No adjustment to the Exercise Rate need be made for the issuance of shares of Common Stock, convertible securities, warrants, or rights to acquire shares of Common Stock (whether or not such rights are issued to employees of the Company) in the transactions described in the Transaction Outline filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 27, 2009 (the “Transaction Outline”), or for the issuance of the shares of Common Stock pursuant to such convertible securities, warrants or rights.

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(c) Record Date. For purposes of this Section 13, “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(d) Successive Adjustments. After an adjustment to the Exercise Rate under this Section 13, any subsequent event requiring an adjustment under this Section 13 shall cause an adjustment to such Exercise Rate as so adjusted.

(e) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-ten-thousandth ( 1/10,000th) of a share (or if there is not a nearest  1/10,000th of a share, to the next lower  1/10,000th of a share). Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Rate shall be made if the amount of such adjustment would be less than one one-hundredth ( 1/100th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate  1/ 100th of a share of Common Stock, or more.

(f) Other Events. For so long as the Original Warrantholder holds this Warrant or any portion thereof, if any event occurs as to which the provisions of this Section 13 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly and adequately protect the exercise rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board of Directors, to protect such exercise rights as aforesaid; provided that in no event shall the aggregate number of shares for which the Warrant and all other warrants issued in connection with the transactions described in the Transaction Outline are exercisable exceed 790,000,000.

(g) Statement Regarding Adjustments. Whenever the Exercise Rate shall be adjusted as provided in Section 13(a), the Company shall promptly file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Rate that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent, in accordance with the provisions of Section 22, to each Warrantholder at the address appearing in the Company’s records.

(h) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in Section 13(a) above or, after the Initial Exercise Date, any action of the type described in Section 8(a) of the certificate of designations of the Series M Securities (the “Series M Certificate of Designations”) (but only if the action of the type described in Section 13(a) above or Section 8(a) of the Series M Certificate of Designations would result in an adjustment in the Exercise Rate or the Conversion Rate, respectively), the

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Company shall give notice to the Warrantholder, in the manner set forth in Section 13(g), which notice shall specify the Record Date, if any, with respect to any such action and the approximate date on which such action is to take place. If the proposed action is of the type described in Section 13(a) above, such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Rate and the number of shares which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a Record Date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(i) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 13(a), or which would entitle the Warrantholder to receive additional securities pursuant to Section 14, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange, NASDAQ Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock or additional securities that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to Section 13(a) or Section 14.

14. Dividends and Distributions. If at any time or from time to time prior to the Initial Exercise Date the holders of Common Stock (or any shares of stock or other securities at the time receivable upon exercise of this Warrant) shall have received or become entitled to receive, as a class, without payment therefor:

(a) any securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing or shares of Common Stock by way of dividend or other distribution;

(b) any cash paid or payable other than a cash dividend that does not exceed $0.01 per share of Common Stock in any fiscal quarter; provided that such cash dividend amount is subject to adjustment on an inversely proportional basis whenever the Exercise Rate is adjusted; or

(c) any other securities or property by way of dividend or distribution, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement,

then in the case of each of the foregoing clauses (a), (b) and (c) and except to the extent that the cash or other securities or property distributable upon the applicable event is the subject of an adjustment under Sections 13 or 15, the Warrantholder shall, upon exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable pursuant to the then-applicable Exercise Rate, and without payment of any additional consideration therefor, the amount of cash or other securities or property which the Warrantholder would hold on the date of such exercise had it been the holder of record of such shares of Common Stock as of the date on which holders of Common Stock received or became entitled to receive such cash or other securities or property.

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The Company shall, within 20 days of the occurrence of any event entitling the Warrantholder to receive cash or other securities or property pursuant to this Section 14, provide written notice to the Warrantholder of the occurrence of such event and of the amount of any such cash or other securities or property. Failure to deliver such notice shall not affect the operation of this Section 14.

15. Adjustment for Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities other property of the Company or another corporation);

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all the property and assets of the Company; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition), any reclassification or any binding share exchange which reclassifies or changes its outstanding Common Stock;

each of which is referred to as a “Reorganization Event,” the Warrantholder’s right to receive Shares upon exercise of this Warrant, without the consent of the Warrantholder, shall be converted into the right to exercise this Warrant to acquire the kind and amount of securities, cash and other property (the “Exchange Property”) which the Common Stock issuable (at the time of such Reorganization Event) upon exercise of this Warrant immediately prior to such Reorganization Event would have been entitled to receive upon consummation of such Reorganization Event (without any interest thereon), where the holder of such Common Stock issuable upon such Reorganization Event were not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates; provided that if the kind or amount of Exchange Property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person other than a Constituent Person or an Affiliate thereof, then for the purpose of this Section 15(a), the Exchange Property receivable upon such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make an election (or of all such holders if none make an election). If the date this Warrant is exercised follows a Reorganization Event, the Exercise Rate then in effect will be applied to the amount on such date of such Exchange Property received per share of Common Stock, as determined in accordance with this Section 15.

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(b) Successive Reorganization Events. The above provisions of this Section 15 shall similarly apply to successive Reorganization Events and the provisions of Sections 13 and 14 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Warrantholder of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 15.

16. Exchange. At any time following the date on which the shares of Common Stock of the Company are no longer listed or admitted to trading on a national securities exchange (other than in connection with any Reorganization Event), the Original Warrantholder may cause the Company to exchange all or a portion of this Warrant for an economic interest (to be determined by the Original Warrantholder after consultation with the Company) of the Company classified as permanent equity under U.S. GAAP having a value equal to the Fair Market Value of the portion of the Warrant so exchanged. The Original Warrantholder shall calculate any Fair Market Value required to be calculated pursuant to this Section 16, which shall not be subject to the Appraisal Procedure.

17. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

18. Governing Law2. This Warrant will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the Company and the Warrantholder agrees (a) to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia for any civil action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and (b) that notice may be served upon the Company at the address in Section 22 below and upon the Warrantholder at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9 hereof. To the extent permitted by applicable law, each of the Company and the Warrantholder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby or thereby.

19. Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

[2]	To be revised for each Investor as applicable.

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20. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

21. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Rate if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Charter. For the avoidance of doubt, none of the transactions described in the Transaction Outline filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 27, 2009 are prohibited by this Section 21.

22. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered to the parties at the following addresses, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

Citigroup Inc.
399 Park Avenue
New York, NY 10022
Attention:	Michael S. Helfer, Esq.
General Counsel
Telephone: (212) 559-5152
Facsimile: (212) 793-5300

Citigroup Inc.
399 Park Avenue
New York, NY 10022
Attention:	Andrew Felner, Esq.
Deputy General Counsel
Telephone: (212) 559-7050
Facsimile: (212) 559-7057

With copies to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention:	George R. Bason, Jr.
Louis L. Goldberg
Michael Davis

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Telephone: (212) 450-4000
Facsimile: (212) 450-3800

and

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY
Attention: Jeffrey D. Karpf, Esq.
Telephone: (212) 225-2864
Facsimile: (212) 225-3999

If to the Original Warrantholder:

[ ]

23. Entire Agreement. This Warrant and the forms attached hereto (the terms of which are incorporated by reference herein) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

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[Form of Notice of Exercise]

Date:

TO:	Citigroup Inc.

RE:	Election to Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.

Number of Shares of Common Stock

Method of Payment of Exercise Price (note if cashless exercise pursuant to Section 3(a)(i) of the Warrant or cash exercise pursuant to Section 3(a)(ii) of the Warrant with consent of the Company and the Warrantholder)

Aggregate Exercise Price:

Holder:
By:
Name:
Title:

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

Dated:

CITIGROUP INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Warrant]

16

ANNEX D

TAX BENEFITS PRESERVATION PLAN

dated as of

June 9, 2009

between

CITIGROUP INC.,

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

Exhibit A Form of Certificate of Designation of Preferred Stock

Exhibit B Summary of Terms

Exhibit C Form of Right Certificate

i

ii

TAX BENEFITS PRESERVATION PLAN

RIGHTS PLAN (this “Rights Plan”) dated as of June 9, 2009 between Citigroup Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, (a) the Company and certain of its Subsidiaries have generated certain Tax Benefits (as defined below) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the Company’s ability to utilize such Tax Benefits, and (c) in furtherance of such objective, the Company desires to enter into this Rights Plan;

WHEREAS, on June 9, 2009, the Board of Directors of the Company authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined below) outstanding at the close of business (as defined below) on June 22, 2009 (the “Record Date”) and authorized the issuance, upon the terms and subject to the conditions herein, of one Right (subject to adjustment) in respect of each share of Common Stock issued after the Record Date, each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-millionth (subject to adjustment) of a share of Preferred Stock (as defined below);

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. The following terms, as used herein, have the following meanings:

“5% Shareholder” means (i) a Person or group of Persons that is a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g) (other than any “public group” that results, pursuant to Treasury Regulation Section 1.382-2T(j)(2)(iii), from an Announced Exchange) or (ii) a Person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Company if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g).

“Acquire” (or “Own”) means to obtain (or have, respectively) ownership for purposes of Section 382 of the Code without regard to the constructive ownership rules described in Treasury Regulation Section 1.382-2T(h)(2), (h)(3) and (k) (and “Acquisition” shall have a correlative meaning); provided that for purposes of this definition (i) no Person in Specified Person Group I shall be treated for purposes of Section 382 of the Code (including any Treasury Regulations thereunder) as the same Person as, or related to, any Person in

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Specified Person Group II, except to the extent a Person in Specified Person Group I makes a “coordinated acquisition” of Company Securities (within the meaning of Treasury Regulations Section 1.382-3(a)(1)(i)) with any Person in Specified Person Group II after the date hereof and (ii) no Person in Specified Person Group I shall be treated as “Acquiring” (or “Owning”) any Company Security by reason of any obtainment of ownership (or possession of ownership, respectively) for purposes of Section 382 of the Code of such Company Security by Persons in Specified Person Group II provided that such Company Security was not obtained pursuant to a “coordinated acquisition” (within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i)) by a Person in Specified Person Group II with any Person in Specified Person Group I after the date hereof. No Person in Specified Person Group I shall be considered as “Acquiring” Company Securities as a result of (A) a transaction that does not result in the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382-2T(g), (h), (j) and (k) of any Person or “public group” changing, (B) an exercise or receipt of warrants or conversion of Company Securities that were issued by the Company to a Person in Specified Person Group I pursuant to the Specified Exchange Agreement or an Announced Exchange, (C) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (D) the exchange by Persons in Specified Person Group I of Company preferred stock or trust preferred securities for Company Securities in an Announced Exchange (other than pursuant to the Specified Exchange Agreement), provided that in the event that Persons in Specified Person Group I acquire Company Securities in Announced Exchanges (other than pursuant to the Specified Exchange Agreement) with a face or principal amount in excess of $20,000,000 (the “$20 Million Exchange Cap”), Persons in Specified Person Group I shall be deemed to Acquire Company Securities to the extent that such Persons no longer own Company Securities of the same type and in the same amount as the Company Securities acquired in such Announced Exchange in excess of the $20 Million Exchange Cap, (E) any transaction where the Company and a Person in Specified Person Group I are both principals to the transaction (including, for the avoidance of doubt, any distribution or exercise of rights pursuant to any rights plan adopted by the Company) other than an Announced Exchange, (F) In-Kind Distributions to a Person in Specified Person Group I unless and until the IKD Value Limit has been exceeded or (G) an acquisition of Qualifying Debt Securities so long as (x), immediately after such acquisition, Persons in Specified Person Group I do not Own a majority of the principal amount of the applicable series of Qualifying Debt Securities and (y) either (I) prior to making the acquisition of Qualifying Debt Securities, a Person in Specified Person Group I obtains an unqualified “will” level tax opinion from a nationally recognized tax counsel in the United States stating that the acquisition of such Qualifying Debt Securities will not be treated as an acquisition of “stock” within the meaning of Treasury Regulation Section 1.382-2T(f)(18) or (II) the value of all Qualifying Debt Securities that are Company Securities and that are acquired by Persons in Specified Person Group I (individually or in the aggregate) pursuant to this clause (II) does not exceed the QDS Value Limit.

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“Acquiring Person” means any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i) or solely as a result of a transaction in which no “5-percent shareholder” (as defined in Section 382 of the Code and Treasury Regulations thereunder) experiences an increase in its percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382-2T(g), (h), (j) and (k)), whether or not such Person continues to be a 5% Shareholder, but shall not include:

(i) any Exempt Person;

(ii) any Grandfathered Person;

(iii) the U.S. Government;

(iv) any Person who or which the Board determines, in its sole discretion, has inadvertently become a 5% Shareholder (or has either inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an “Acquiring Person” pursuant to clause (vii) below), so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person’s Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an “Acquiring Person” pursuant to clause (vii) below, the Company Securities that caused such Person to so fail to qualify as a Grandfathered Person or fail to be excluded from the definition of an “Acquiring Person” pursuant to clause (vii) below);

(v) any Person that has become a 5% Shareholder if the Board in good faith determines that such Person’s attainment of 5% Shareholder status has not jeopardized or endangered the Company’s utilization of the Tax Benefits; provided that such Person does not increase its Percentage Stock Ownership over such Person’s lowest Percentage Stock Ownership immediately following such determination by the Board, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any redemption of Company Securities by the Company; and provided further that such Person shall be an “Acquiring Person” if the Board makes a contrary determination in good faith;

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(vi) any Person if, on the date that would have been (absent this clause (vi) of the definition of “Acquiring Person”) a Stock Acquisition Date with respect to such Person, such Person does not Beneficially Own any Company Securities;

(vii) any Person who or which has become a 5% Shareholder (or failed to continue to qualify as a Grandfathered Person) solely as a result of an in-kind distribution of Company Securities (whether or not in redemption of a Fund Vehicle interest) to such Person (or to an Affiliate) from a Fund Vehicle (or the receipt of cash in lieu of such in-kind distribution); provided that either (A) (1) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and (2) the Person (or Affiliate) was not otherwise able, using commercially reasonable efforts, to prevent the Fund Vehicle from distributing Company Securities to such Person (or Affiliate), including by electing wherever possible to not have its interest in such Fund Vehicle redeemed, (B) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and the Person (or Affiliate) receives only cash in lieu of an in-kind distribution of Company Securities from a Fund Vehicle or (C) the Person (or Affiliate) is or controls the general partner or investment manager of the Fund Vehicle or is otherwise principally responsible for the investment decisions of the Fund Vehicle and (1) the Fund Vehicle does not offer its investors the right to elect cash in lieu of an in-kind distribution of Company Securities and (2) only cash in lieu of an in-kind distribution of Company Securities is made to the Person (or Affiliate) (a distribution described in (A), (B) or (C), an “In-Kind Distribution”); provided further that such Person shall be an “Acquiring Person” if such Person (I) is not in Specified Person Group I or Specified Person Group II and such Person increases its Percentage Stock Ownership after the In-Kind Distribution, other than any increase pursuant to or as a result of (x) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (y) any redemption of Company Securities by the Company or (z) an additional In-Kind Distribution, (II) is in Specified Person Group I and such Person Acquires any Company Securities after the In-Kind Distribution, other than pursuant to (w) an additional In-Kind Distribution, (x) the exception contained in the proviso in clause (iii) of the definition of “Grandfathered Person,” (y) the Specified Exchange Agreement or an Announced Exchange or (z) an exercise or receipt of warrants or conversion of Company Securities that were issued by the Company to a Person in Specified Person Group I pursuant to the Specified Exchange Agreement or an Announced Exchange, or (III) is in Specified Person Group II and such Person acquires directly or indirectly (other than any acquisition

6

resulting from a direct or indirect acquisition by a Person in Specified Person Group I, if not effected pursuant to a “coordinated acquisition” (within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i)) with a Person in Specified Person Group II) any Company Securities after the In-Kind Distribution, other than pursuant to an additional In-Kind Distribution; provided further that for purposes of each of clause (A)(2), (B) and (C) (but not for purposes of clause (A)(1)) in the first proviso in this clause (vii), no Person in Specified Person Group II shall be considered an Affiliate of any Person in Specified Person Group I (or vice versa); and

(viii) any Person that Beneficially Owns at least a majority of the Common Stock following consummation of a Qualified Offer, and, for so long as the Series M Stock remains outstanding, at least a majority of the Series M Stock following consummation of a Qualified Offer.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Announced Exchange” means (i) the exchanges occurring pursuant to the Exchange Agreements described in the Form 8-K filed by the Company with the Securities Exchange Commission on March 19, 2009 and (ii) the exchanges occurring pursuant to the exchange offers described in the Company’s Form S-4 dated March 19, 2009, as such form may be amended or updated from time to time.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any securities (i) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“close of business” on any given date means 5:00 p.m., New York City time, on such date; provided that if such date is not a Business Day “close of business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

7

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Company Securities” means (i) shares of Common Stock, (ii) shares of preferred stock (other than Straight Preferred Stock) of the Company, (iii) warrants, rights, or options (including any interest treated as an option pursuant to Treasury Regulation Section 1.382-4(d)(9)) to acquire stock (other than Straight Preferred Stock) of the Company and (iv) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation Section 1.382-2T(f)(18).

“Distribution Date” means the earlier of (i) the close of business on the tenth Business Day after a Stock Acquisition Date and (ii) the close of business on the tenth Business Day (or such later day as may be designated prior to a Stock Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the date of this Rights Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, unless otherwise expressly specified.

“Exchange Offer Participant” means any Person (except for any Person in Specified Person Group I or Specified Person Group II) that participates in an Announced Exchange with the Company and that, immediately after the consummation of such Announced Exchange, would (x) be a 5% Shareholder or (y) own Company Securities that would be Beneficially Owned by a 5% Shareholder; provided that, in either case, such Person does not increase such Person’s Percentage Stock Ownership (other than pursuant to such Announced Exchange) between the date hereof and the consummation of such Announced Exchange.

“Exempt Person” means the Company, any Subsidiary of the Company (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

8

“Expiration Date” means the earlier of (i) the Final Expiration Date and (ii) the time at which all Rights are redeemed as provided in Section 20 or exchanged as provided in Section 21.

“Final Expiration Date” means the date that is thirty-six (36) months and one day after the date hereof.

“Fund Vehicle” means any entity or arrangement that is, or that is operated as or as part of, a private equity fund, hedge fund or other pooled investment vehicle or similar arrangement. For avoidance of doubt, (i) a given Fund Vehicle may be operated alone or together with one or more related Fund Vehicles that were organized pursuant to the same marketing process, that are managed by the same general partner or investment manager (or an Affiliate thereof), that have substantially the same investment objectives and that generally co-invest or invest lockstep together in investment opportunities; and (ii) where an investor holds an interest in a master fund through an entity or arrangement formed by a sponsor of a master fund (which sponsor is unaffiliated with such investor) solely to be a feeder vehicle for one or more investors to invest in that master fund, (A ) the underlying master fund shall be treated as the Fund Vehicle for purposes of this definition and (B) a distribution of Company Securities from the master fund to a feeder vehicle described in clause (ii) that then results in a distribution by that feeder vehicle to the investor will be treated in the same manner under this Plan as though that distribution by the feeder vehicle had been distributed by the master fund to the investor.

“Grandfathered Person” means:

(i) any Person (other than each Exchange Offer Participant (without regard to the proviso in the definition of “Exchange Offer Participant”), each Person in Specified Person Group I and each Person in Specified Person Group II) who would otherwise qualify as an Acquiring Person as of the date of this Rights Plan, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of this Rights Plan, other than any increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of the date of this Rights Plan, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (C) any redemption of Company Securities by the Company;

(ii) an Exchange Offer Participant, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership after the consummation of the last of the Announced Exchanges, other than an increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of the date of

9

this Rights Plan, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (C) any redemption of Company Securities by the Company;

(iii) each Person in Specified Person Group I, unless and until (A) Persons in Specified Person Group I (individually or in the aggregate) cumulatively Acquire (disregarding any Acquisition in compliance with the immediately following proviso or any Acquisition pursuant to the Specified Exchange Agreement) on or after the Specified Exchange Closing Date any Company Securities except, until the IKD Value Limit has been exceeded, to the extent that the value of all such Company Securities Acquired by Persons in Specified Person Group I does not exceed the value of one-quarter of one percentage point of the then-outstanding Common Stock (the “Quarter Percentage Point Cap”), as calculated in the following manner: the sum of each percentage, calculated separately for each such Acquisition, equal to the product of (1) 100 and (2) the fraction, (x) the numerator of which is the value of such Company Securities Acquired in such Acquisition, and (y) the denominator of which is the product of (I) the price of a share of Common Stock and (II) the number of shares of Common Stock outstanding on the date of the applicable Acquisition, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable Acquisition; provided, however, that at any time in which (x) Persons in Specified Person Group I, in the aggregate, Own less than 3% of the shares of the then-outstanding Common Stock (the “3% Cap”) and (y) no Person in Specified Person Group I has actual knowledge of any fact that would preclude the Company from relying on the presumption set forth in the first sentence of Treasury Regulation Section 1.382-2T(g)(5)(i)(B), one or more Persons included in Specified Person Group I may (individually or in the aggregate) Acquire, in addition to any Company Securities Acquired in compliance with the Quarter Percentage Point Cap, shares of Common Stock if such Acquisition does not, in the aggregate, cause Persons in Specified Person Group I to Own more than the 3% Cap, and no Person shall be considered an Acquiring Person or fail to be described in this clause (iii) solely as a result of such Acquisition or (B) any Person in Specified Person Group I Acquires any Company Securities during the period from March 18, 2009 through and including the date prior to the Specified Exchange Closing Date;

(iv) each Person in Specified Person Group II, unless and until Persons in Specified Person Group II directly or indirectly (excluding any acquisition as a result of a direct or indirect acquisition by a Person in Specified Person Group I if not effected pursuant to a “coordinated acquisition” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) with a Person in Specified Person Group II) acquire in the aggregate, at any time after the Specified Exchange Closing Date, any Company Securities except to the extent that the value of all such Company Securities directly or indirectly acquired by Persons in Specified

10

Person Group II does not exceed the value of one-quarter of one percentage point of the then-outstanding Common Stock, as calculated in the following manner: the sum of each percentage, calculated separately for each such acquisition, equal to the product of (1) 100 and (2) the fraction, (x) the numerator of which is the value of such Company Securities acquired in such acquisition, and (y) the denominator of which is the product of (I) the price of a share of Common Stock and (II) the number of shares of Common Stock outstanding on the date of the applicable acquisition, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable acquisition, other than (A) any acquisition pursuant to or as a result of a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any acquisition in which no Person’s or “public group’s” percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), has changed or (C) the receipt of any Company Securities pursuant to an Announced Exchange or pursuant to an exercise of warrants or conversion of Company Securities that were issued by the Company to a Person in Specified Person Group II pursuant to an Announced Exchange; provided that no Person in Specified Person Group II directly or indirectly (excluding any acquisition as a result of a direct or indirect acquisition by a Person in Specified Person Group I if not effected pursuant to a “coordinated acquisition” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) with a Person in Specified Person Group II) acquires any Company Securities (other than pursuant to such Announced Exchange) between the date hereof and the consummation of the first of the Announced Exchanges; and

(v) any Person who would otherwise qualify as an Acquiring Person as a result of a redemption of Company Securities by the Company, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of such redemption, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any subsequent redemption of Company Securities by the Company.

The “IKD Value Limit” has been exceeded if the value of all In-Kind Distributions of Company Securities (but not In-Kind Distributions of cash in lieu of Company Securities) to Persons in Specified Person Group I is more than the value of one-quarter of one percentage point of the then-outstanding Common Stock, as calculated in the following manner: the sum of each percentage, calculated separately for each such In-Kind Distribution, equal to the product of (a) 100 and (b) the fraction, (i) the numerator of which is the value of such In-Kind Distribution at the time of the distribution and (ii) the denominator of which is the product of (A) the price of a share of Common Stock and (B) the number of

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shares of Common Stock outstanding on the date of the applicable In-Kind Distribution, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable In-Kind Distribution.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k); provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382-2T(h)(2)(i)(A).

“Permitted Transferee” means Eurovest Pte Ltd or any direct or indirect wholly owned subsidiary of Eurovest Pte Ltd that agrees to be bound by the Specified Exchange Agreement.

“Person” means any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity. For the avoidance of doubt, a Person in Specified Person Group I shall not be treated as making a “coordinated acquisition” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) (a) with a Person in Specified Person Group II solely by reason of being an Affiliate of a Person in Specified Person Group II or (b) with the Government of Singapore or the Monetary Authority of Singapore solely by reason of the Government of Singapore or the Monetary Authority of Singapore, respectively, owning equity in or making a capital contribution to, having an investment management arrangement with, or having investment assets held or acquired pursuant to such arrangements with, a Person in Specified Person Group I.

“Preferred Stock” means the Series R Participating Cumulative Preferred Stock, $1.00 par value per share, of the Company, having the terms set forth in the form of certificate of designation attached hereto as Exhibit A.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one one-millionth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $20.00.

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The “QDS Value Limit” has been exceeded if the value of all Qualifying Debt Securities acquired by Persons in Specified Person Group I pursuant to clause (G)(y)(II) in the definition of “Acquire” is more than the value of one-quarter of one percentage point of the then-outstanding Common Stock plus the value of the applicable Qualifying Debt Securities acquired, as calculated in the following manner: the sum of each percentage, calculated separately for each such acquisition of Qualifying Debt Securities, equal to the product of (a) 100 and (b) the fraction, (i) the numerator of which is the value of such Qualifying Debt Securities at the time acquired and (ii) the denominator of which is the sum of (I) the product of (A) the price of a share of Common Stock using the 20 trading day trailing average closing price for a share of Common Stock and (B) the number of shares of Common Stock outstanding on the date of the applicable acquisition of such Qualifying Debt Securities and (II) the value of such Qualifying Debt Securities, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable acquisition.

“Qualified Offer” shall mean an offer determined by a majority of the Board to have each of the following characteristics with respect to the Common Stock and, for so long as the Series M Stock remains outstanding, with respect to the Series M Stock:

(A) With respect to the Common Stock:

(i) a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration;

(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(iv) an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any; and

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(B) With respect to the Series M Stock:

(i) a tender or exchange offer for all of the outstanding shares of Series M Stock at the same per-share consideration;

(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Series M Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable; and

(iv) an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Series M Stock not tendered into the offer (to the extent still outstanding) will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any.

“Qualifying Debt Securities” means securities of the Company (i) that are not exchangeable or convertible into Company Securities and (ii) for which the applicable disclosure document relating to the issuance of such securities states, without qualification, that the securities “will” be treated as indebtedness (or assumes, without qualification, that the securities are indebtedness) for U.S. federal income tax purposes.

“Section 382” means Section 382 of the Code, or any comparable successor provision.

“Securities Act” means the Securities Act of 1933, as amended, unless otherwise expressly specified.

“Series M Stock” means the Series M Common Stock Equivalent, $1.00 par value per share, of the Company.

“Specified Exchange Agreement” means the Exchange Agreement dated March 18, 2009, between the Company and the Specified Investor.

“Specified Exchange Closing Date” means the date on which the closing of the exchange effected pursuant to the Specified Exchange Agreement occurs.

“Specified Investor” means the Government of Singapore Investment Corporation Pte Ltd.

“Specified Person Group I” means (i) the Specified Investor, (ii) any Affiliate of the Specified Investor that is directly or indirectly “controlled by” (as such term is used in the definition of the term “Affiliate”) the Specified Investor

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and (iii) each Permitted Transferee; provided that a Fund Vehicle shall not be included in “Specified Person Group I” unless a Person described in clause (i), (ii) or (iii) of this definition is the general partner or investment manager of the Fund Vehicle or is otherwise principally responsible for the investment decisions of the Fund Vehicle.

“Specified Person Group II” means (i) Temasek Holdings (Private) Ltd, (ii) any Affiliate of Temasek Holdings (Private) Ltd that is directly or indirectly “controlled by” (as such term is used in the definition of the term “Affiliate”) Temasek Holdings (Private) Ltd, (iii) the Government of Singapore and the Monetary Authority of Singapore and (iv) any other Person that (A) is treated for purposes of Treasury Regulations Section 1.382-2T (by reason of Treasury Regulation Section 1.382-2T(h)(2)(iii)(C) (for the avoidance of doubt, including the flush language at the end of Treasury Regulation Section 1.382-2T(h)(2)(iii)) and/or by reason of such Person constituting the Government of Singapore or an agency, instrumentality or unit of the Government of Singapore) as the same “individual” (or the same entity or same other party, as applicable) as any Person in Specified Person Group I and (B) is not a Person in Specified Person Group I.

“Stock Acquisition Date” means the date of the first public announcement (including the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report)) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

“Straight Preferred Stock” means preferred stock that is not treated as stock pursuant to Treasury Regulation Section 1.382-2(a)(3).

“Subsidiary” of any Person means any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such first Person.

“Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

“Trading Day” means a day on which the principal national securities exchange or over-the-counter market on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.

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“Treasury Regulation” means any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

“U.S. Government” means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States or any instrumentality or agency thereof.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adjustment Shares	9
Company	Preamble
Exchange Ratio	21
In-Kind Distribution	1
Ownership Statement	3(a)
Quarter Percentage Point Cap	1
Record Date	Recitals
Redemption Price	20
Right	Recitals
Rights Agent	Preamble
Right Certificate	4
3% Cap	1
Trust	21
Trust Agreement	21
$20 Million Exchange Cap	1

SECTION 2. Other Definitional and Interpretative Provisions; Application to Series M Preferred Stock. (a) The words “hereof”, “herein” and “hereunder” and words of like import used in this Rights Plan shall refer to this Rights Plan as a whole and not to any particular provision of this Rights Plan. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Rights Plan unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Rights Plan as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Rights Plan. Any singular term in this Rights Plan shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Rights Plan, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and

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comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.

(b) Application to Series M Stock. Notwithstanding anything else contained herein, one Right shall be issued with respect to each one one-millionth of a share of Series M Stock outstanding as of the Record Date or issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date, and the provisions of this Rights Plan shall be construed to give effect to the foregoing, so that such provisions are applied with respect to the Series M Stock in the same manner as applied to the Common Stock (or if the context so requires, as would apply had the Series M Stock been converted into or exchanged for Common Stock), mutatis mutandis. Upon conversion or exchange of any share of Series M Stock into shares of Common Stock, the Rights associated with such share will automatically be extinguished, and a Right will be issued in respect of each such share of Common Stock. The Board shall have the exclusive power and authority to interpret the provisions of this Rights Plan to give effect to the foregoing. All such interpretations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

SECTION 3. Issuance of Rights and Right Certificates. (a) As soon as practicable after the Record Date, the Company will send a summary of the Rights substantially in the form of Exhibit B hereto, by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date. Certificates for the Common Stock, or current ownership statements issued with respect to uncertificated shares of Common Stock in lieu of such a certificate (an “Ownership Statement”) (which Ownership Statements shall be deemed to be Right Certificates), issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date shall have printed or written on or otherwise affixed to them the following legend:

This [certificate] [statement] also evidences certain Rights as set forth in a Rights Plan between Citigroup, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of June 9, 2009, and as amended from time to time (the “Rights Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail

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to the holder of this [certificate] [statement] a copy of the Rights Plan without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Plan, such Rights may be evidenced by separate [certificate] [statements] instead of by this [certificate] [statement] and may be redeemed or exchanged or may expire. As set forth in the Rights Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Rights Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void.

(b) Prior to a Distribution Date, (i) the Rights will be evidenced by certificates for the Common Stock or Ownership Statements and not by separate Right Certificates (as hereinafter defined) and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock.

(c) From and after a Distribution Date, the Rights will be evidenced solely by separate Right Certificates or Ownership Statements and will be transferable only in connection with the transfer of the Right Certificates pursuant to Section 5. As soon as practicable after the Company has notified the Rights Agent of the occurrence of a Distribution Date, the Rights Agent will send, by first class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person), one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 9, the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments in accordance with Section 12(a) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(d) Rights shall be issued in respect of all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date. In addition, in connection with the issuance or sale of shares of Common Stock following a Distribution Date and prior to the Expiration Date, the Company shall, with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options or under any employee plan or arrangement or (ii) upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date, and (iii) may, in any other case, if deemed appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided that no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise be made in lieu of the issuance thereof.

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SECTION 4. Form of Right Certificates. (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall be substantially in the form of Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Plan, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates, whenever distributed, shall be dated as of the Record Date.

(b) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its Chairman of the Board, its President, its Vice Chairman or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, an Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Plan any such Person was not such an officer.

(c) Notwithstanding any of the provisions of this Rights Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Rights Plan.

SECTION 5. Registration; Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Following a Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates. Such books shall show with respect to each Right Certificate the name and address of the registered holder thereof, the number of Rights indicated on the certificate and the certificate number.

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(b) At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth in this Rights Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered. Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 6(f). Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 6(e), 6(f), 8(e), 12 and 21, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates as so requested. The Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Right Certificate or Certificates.

(c) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 6. Exercise of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 6(e), 6(f) and 8(c)) in whole or in part at any time after a Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable in immediately available or next day funds to the order of the Company) of the aggregate Purchase Price with respect to the Rights then to be exercised and an amount equal to any applicable transfer tax or other governmental charge.

(b) Upon satisfaction of the requirements of Section 6(a) and subject to Section 18(k), the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates for the total number of one one-millionths

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of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-millionths of a share of Preferred Stock to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent and the Company will direct the depositary agent to comply with such request), (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 12 and (iii) after receipt of such certificates or depositary receipts and cash, if any, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder). If the Company is obligated to deliver Common Stock or other securities or assets pursuant to this Rights Plan, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.

(c) Each Person (other than the Company) in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any transfer taxes or other governmental charges) was made; provided that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Preferred Stock are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing the number of Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 12.

(e) Notwithstanding anything in this Rights Plan to the contrary (except for the last two sentences of this Section 6(e)), any Rights Beneficially Owned by

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(i) an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person who (A) becomes a transferee after the Stock Acquisition Date with respect to such Acquiring Person or (B) becomes a transferee prior to or concurrently with the Stock Acquisition Date with respect to such Acquiring Person and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 6(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under this Rights Plan or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 6(e) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder. If a Person in Specified Person Group II is an Acquiring Person, any references to “Rights Beneficially Owned” by such Acquiring Person shall exclude any Rights held by each Person in Specified Person Group I; provided that the Persons in Specified Person Group I are Grandfathered Persons or have failed to be Grandfathered Persons solely as a result of one or more In-Kind Distributions. For the avoidance of doubt, each security that is a Covered Security, share of Investor Preferred Stock, Additional Share or Warrant (each within the meaning of the Specified Exchange Agreement) shall not be subject to dilution under this Rights Plan, and the Rights related thereto shall be exercisable, so long as (A) the Persons in Specified Person Group I are Grandfathered Persons (or have failed to be Grandfathered Persons solely as a result of one or more In-Kind Distributions) and (B) a Person in Specified Person Group I has continuously since the Specified Exchange Closing Date (I) had legal title to such security (or a predecessor security that had, pursuant to its terms, been converted or exchanged into such security), (II) been the registered or record owner of such security (or a predecessor security that had, pursuant to its terms, been converted or exchanged into such security), or (III) held such security (or a predecessor security that had, pursuant to its terms, been converted or exchanged into such security) through one or more custodians, depositaries, broker-dealer firms and/or other similar intermediaries.

(f) Notwithstanding anything in this Rights Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 5 or exercise pursuant to this Section 6 unless the registered holder of the applicable Rights (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right

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Certificate surrendered for such transfer or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof and (iii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

SECTION 7. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Plan. The Company shall deliver to the Rights Agent for cancellation, and the Rights Agent shall cancel, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 8. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available a number of authorized but not outstanding shares of Preferred Stock sufficient to permit the exercise in full of all outstanding Rights as provided in this Rights Plan.

(b) So long as the Preferred Stock issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

(c) The Company shall (i) file, as soon as practicable following the earliest date after a Stock Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 9(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in Section 8(c)(i), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such

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suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect. Notwithstanding anything contained in this Rights Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

(d) The Company shall take all such action as may be necessary to insure that all one one-millionths of a share of Preferred Stock issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(e) The Company shall pay when due and payable any and all federal and state transfer taxes and other governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or other governmental charge which may be payable in respect of any transfer involved in the issuance or delivery of any Right Certificates or any certificates for Preferred Stock to a Person other than the registered holder of the applicable Right Certificate. Prior to any such issuance or delivery of any Right Certificates or any certificates for Preferred Stock, any such transfer tax or other governmental charge shall have been paid by the holder of such Right Certificate or it shall have been established to the Company’s satisfaction that no such tax or other governmental charge is due.

SECTION 9. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. (a)(i) To preserve the actual or potential economic value of the Rights, if at any time after the date hereof there shall be any change in the Common Stock or the Preferred Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or Preferred Stock, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of shares of Preferred Stock (or the number and kind of other securities) issuable upon exercise of each Right (or in exchange for any Right pursuant to Section 21), the Purchase Price and Redemption Price in effect at such time and/or the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each share of Common Stock) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have

24

had absent such event. If an event occurs which requires an adjustment under both this Section 9(a)(i) and Section 9(a)(ii), the adjustment provided for in this Section 9(a)(i) shall be made prior to, and in addition to, any adjustment required pursuant to Section 9(a)(ii).

(ii) If any Person becomes at any time after the date of this Rights Plan an Acquiring Person, then each holder of a Right shall (except as otherwise provided herein, including Section 6(e)) be entitled to receive upon exercise thereof (in accordance with the provisions of Section 6) at the then current Purchase Price such number of one-millionths of a share of Preferred Stock (such number of one-millionths of a share being referred to herein as the “Adjustment Shares”) equal to the result obtained by dividing

(x) the product obtained by multiplying the then current Purchase Price by the number of one-millionths of a share of Preferred Stock for which a Right was exercisable immediately prior to such first occurrence (such product being from such time on the “Purchase Price” for each Right and for all purposes of this Rights Plan) by

(y) 50% of the current market price per share of Common Stock (determined pursuant to Section 9(d)(i)) on the date of such first occurrence.

(iii) [Reserved]

(b) [Reserved]

(c) [Reserved]

(d) (i) For purposes of computations hereunder other than computations made pursuant to Section 12, the “current market price” per share of Common Stock on any date shall be the average of the daily closing prices per share of such Common Stock at the close of the regular session of trading for the 30 Trading Days immediately prior to such date; and for purposes of computations made pursuant to Section 12, the “current market price” per share of Common Stock for any Trading Day shall be the closing price per share of Common Stock at the close of the regular session of trading for such Trading Day; provided that if the current market price per share of the Common Stock is determined during a period that is in whole or in part following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the ex-dividend date for such dividend or distribution or the record date for such

25

subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, at the close of the regular session of trading or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system at the close of the regular session of trading with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board (in each case prices which are not identified as having been reported late to such system). If on any such date, no market maker is making a market in the Common Stock or the Common Stock is not publicly held or not so listed or traded, the “current market value” of such shares on such date shall be as determined in good faith by the Board (or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board) which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 9(d)(i) (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in such manner, the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Rights Plan) multiplied by the current market price per share of Common Stock (as determined pursuant to Section 9(d)(i)). For all purposes of this Rights Plan, the “current market price” of one one-millionth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000,000.

(iii) For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or Preferred Stock shall be the fair value as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally

26

recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Notwithstanding any provision of this Rights Plan to the contrary, no adjustment of any item described in Section 9(a)(i) (e.g., the Purchase Price, the Redemption Price, the number of shares of Preferred Stock issuable upon exercise of the Rights, etc) shall be required unless such adjustment would require an increase or decrease of at least 1% in the relevant item; provided that any adjustments which by reason of this Section 9(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one ten-billionth of a share of Preferred Stock, as the case may be.

(f) [Reserved]

(g) All Rights originally issued by the Company subsequent to any adjustment made hereunder shall evidence the right to purchase, at the Purchase Price then in effect, the then applicable number of one-millionths of a share of Preferred Stock and other capital stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) [Reserved]

(i) [Reserved]

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one-millionths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-millionth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

(k) [Reserved]

(l) In any case in which this Section 9 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise over and above the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

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(m) Anything in this Section 9 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 9, as and to the extent that it, in its sole discretion, determines to be advisable so that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any Preferred Stock or Common Stock at less than the current market price, issuance wholly for cash of any Preferred Stock, Common Stock or securities which by their terms are convertible into or exercisable for Preferred Stock or Common Stock, stock dividends or issuance of rights, options or warrants referred to in this Section 9 hereafter made by the Company to the holders of its Preferred Stock or Common Stock shall not be taxable to such stockholders.

(n) The Company agrees that after a Distribution Date, it will not, except as permitted by Sections 20, 21 or 24 take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

SECTION 10. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 9, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to a Distribution Date, to each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 23. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

SECTION 11. [Reserved].

SECTION 12. Fractional Rights and Fractional Shares. (a) The Company is not required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of any such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a whole Right. For purposes of this Section 12(a), the current market price of a whole Right shall be the closing price of a Right at the close of the regular session of trading for the Trading Day immediately prior to the date on which such fractional Rights would otherwise have been issuable. The closing price of a Right for any day shall be determined in the manner set forth for the Common Stock in Section 9(d)(i).

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(b) The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon exercise of the Rights or upon exchange of the Rights pursuant to Section 21(a), and the Company is not required to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock). In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock. For purposes of this Section 12(b), the current market price of one one-millionth of a share of Preferred Stock shall be one one-millionth of the closing price of a share of Preferred Stock (as determined pursuant to Section 9(d)) for the Trading Day immediately prior to the date of such exercise.

(c) Upon any exchange pursuant to Section 21(c), the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market price of a share of Common Stock. For purposes of this Section 12(c), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 9(d)) for the Trading Day immediately prior to the date of such exercise or exchange.

(d) Each holder of a Right, by his acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 12.

SECTION 13. [Reserved].

SECTION 14. Agreement of Right Holders. Each holder of a Right, by his acceptance of the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to a Distribution Date, the Rights will be evidenced by and transferable only in connection with the transfer of Common Stock;

(b) after a Distribution Date, the Rights will be evidenced by Right Certificates and transferable only on the registry books of the Rights Agent pursuant to Section 5;

(c) subject to Sections 5 and 6, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to a

29

Distribution Date, a certificate representing shares of Common Stock or an Ownership Statement) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing shares of Common Stock or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 6(e), shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Rights Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

SECTION 15. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 22), or to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 16. Appointment of Rights Agent. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine.

(b) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on

30

demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the execution or administration of this Rights Plan and the exercise and performance of its duties hereunder. The Company also shall indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the administration of this Rights Plan or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.

SECTION 17. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into or with which the Rights Agent or any successor Rights Agent may be merged, consolidated or combined, any corporation resulting from any merger, consolidation or combination to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Plan without the execution or filing of any paper or any further act on the part of any party hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 19. If at the time such successor Rights Agent succeeds to the agency created by this Rights Plan any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Plan.

(b) If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Plan.

SECTION 18. Duties of the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

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(b) Whenever in the performance of its duties under this Rights Plan the Rights Agent deems it necessary that any fact or matter (including the identity of any “Acquiring Person” and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, the Chairman of the Board, the President, the Vice Chairman or any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Rights Plan in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be responsible (i) in respect of the validity of this Rights Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof), (ii) for any breach by the Company of any covenant or condition contained in this Rights Plan or in any Right Certificate, (iii) for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 6(e)) or (iv) any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided herein or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment). The Rights Agent shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Rights Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

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(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Plan.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders of Rights resulting from any such act, default, neglect or misconduct; provided that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Rights Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

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(l) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Rights Plan or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

SECTION 19. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Plan upon 30 days’ notice to the Company and to each transfer agent of the Common Stock and Preferred Stock. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, after a Distribution Date, to the holders of the Right Certificates. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized, in good standing and doing business under the laws of the United States or of any state of the United States, authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in Section 19(a). After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and,

34

subsequent to a Distribution Date, mail a notice thereof to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 19, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 20. Redemption. (a) At any time prior to a Distribution Date, the Board may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, as such amount may be appropriately adjusted pursuant to Section 9(a)(i) (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

(b) Immediately upon the action of the Board electing to redeem the Rights (or at such later time as the Board may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 23; provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

SECTION 21. Exchange. (a) At any time on or after a Stock Acquisition Date, with respect to all or any part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 6(e)), the Board may, at its option, exchange for each Right one one-millionth of a share of Preferred Stock, subject to adjustment pursuant to Section 9(a)(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(b) Immediately upon the effectiveness of the action of the Board to exchange any Rights pursuant to Section 21(a) (or at such later time as the Board may establish) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of fractional shares of Preferred Stock

35

equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly thereafter give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 23; provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Rights for fractional shares of Preferred Stock will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to Section 6(e)) held by each holder of Rights.

(c) In lieu of exchanging all or any part of the then outstanding and exercisable Rights for fractional shares of Preferred Stock in accordance with Section 21(a), the Board may, at its option, exchange any such Rights (which shall not include Rights that have become void pursuant to Section 6(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, as may be adjusted pursuant to Section 9(a)(i).

(d) Prior to effecting an exchange pursuant to this Section 21, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the fractional shares of Preferred Stock, or shares of Common Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive shares or other securities pursuant to the exchange shall be entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

SECTION 22. Notice of Proposed Actions and Certain Other Matters. (a)(i) If the Company proposes, at any time after a Distribution Date, (ii) to pay any dividend payable in stock of any class or to make any other distribution (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company) to the holders of Preferred Stock, (iii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iv) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (v) to effect, or permit any of its Subsidiaries to effect, any consolidation, merger or combination with any other Person, or to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the

36

assets or earning power of the Company and its Subsidiaries, taken as a whole, or (vi) to effect the liquidation, dissolution or winding-up of the Company, then, in each such case, the Company shall give to each holder of a Right, a notice of such proposed action specifying the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, combination, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by Section 22(a)(i) or 22(a)(ii) above at least 20 days prior to the record date for determining holders of the Preferred Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be earlier. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) (i) The Company shall as soon as practicable after a Stock Acquisition Date give to each holder of a Right, in accordance with Section 23, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 9(a)(ii), and (ii) all references in Section 22 to Preferred Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

(c) In addition, the Company shall furnish in writing to any Person in Specified Person Group I or any Person in Specified Person Group II, upon request by such Person, within ten Business Days of such request, (i) the number of shares of then-outstanding Common Stock as of the request date, (ii) the 20 trading day trailing average closing price of a share of Common Stock as of the request date and (iii) the value of specified Qualifying Debt Securities or Company Securities. Such written notice shall be provided to the fax number or email address specified by the requesting Person in Specified Person Group I or Person in Specified Person Group II and shall be deemed furnished upon receipt thereof. If such Person acquires Company Securities within five Business Days after the date of such written notice, the Person may rely on the numbers specified in the written notice in performing the calculations described in clause (iii) or (iv) of the definition of “Grandfathered Person”), the definition of IKD Value Limit or the definition of QDS Value Limit.

37

SECTION 23. Notices. Except as set forth below, all notices, requests and other communications to any party hereunder and to the holder of any Right shall be in writing unless otherwise expressly specified herein. Notices or demands authorized by this Rights Plan to be given or made to or on the Company or (subject to Section 19) the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail (postage prepaid) to the addresses set forth below (or such other address as such party specifies in writing to the other party):

if to the Company, to:

Citigroup Inc.

399 Park Avenue

New York, New York 10022

Attention:	Michael S. Helfer, Esq.
General Counsel
Telephone:	(212) 559-5152
Facsimile:	(212) 793-5300

if to the Rights Agent, to:

Computershare Trust Company, N.A.

525 Washington Boulevard

Jersey City, New Jersey 07310

Attention:	Client Services
Telephone:	(201) 222-4836
Facsimile:	(201) 222-4593

Except as otherwise expressly set forth in this Rights Plan, notices or demands authorized by this Rights Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate any certificate representing shares of Common Stock is sufficiently given or made if sent by first class mail (postage prepaid) to each record holder of such Certificate at the address of such holder shown on the registry books of the Company. Notwithstanding anything in this Rights Plan to the contrary, prior to a Distribution Date a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Rights Plan and no other notice need be given to such holders.

SECTION 24. Supplements and Amendments. At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Plan in any respect without the approval of any holders of Rights. At any time after the occurrence of a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Rights Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause this Rights Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Upon the delivery of a certificate from the Chairman of the Board, the President, any Vice President, the Secretary, any

38

Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company stating that the proposed supplement or amendment is in compliance with the terms of this Rights Plan, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be required to, execute any supplement or amendment that adversely affects its rights, duties or obligations under this Agreement.

SECTION 25. Successors. All the covenants and provisions of this Rights Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 26. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Rights Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Rights Plan, including the right and power to (i) interpret the provisions of this Rights Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Rights Plan). All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

SECTION 27. Benefits of This Rights Plan. Nothing in this Rights Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing the shares of Common Stock) any legal or equitable right, remedy or claim under this Rights Plan; but this Rights Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing the shares of Common Stock).

SECTION 28. Severability. If any term, provision, covenant or restriction of this Rights Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 29. Governing Law. This Rights Plan, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

SECTION 30. Counterparts. This Rights Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

39

SECTION 31. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

40

IN WITNESS WHEREOF, the parties hereto have caused this Rights Plan to be duly executed by their respective authorized officers as of the day and year first above written.

CITIGROUP INC.

By:
Name:	Edward J. Kelly, III
Title:	Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:	Thomas Grayman
Title:	Regional Vice President

41

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATIONS

OF

SERIES R PARTICIPATING CUMULATIVE PREFERRED STOCK

OF

CITIGROUP INC.

Citigroup Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware thereof, does hereby certify:

The board of directors of the Corporation (the “Board of Directors”) or a duly authorized committee of the Board of Directors, in accordance with the certificate of incorporation and bylaws of the Corporation and applicable law, adopted the following resolution on June 9, 2009 creating a series of preferred stock of the Corporation from its blank check preferred stock authority designated as “Series R Preferred Stock”.

RESOLVED, that pursuant to the provisions of the certificate of incorporation and the bylaws of the Corporation and applicable law, a series of preferred stock, created from its blank check preferred stock authority, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1. Designation and Number of Shares. The shares of such series shall be designated as “Series R Participating Cumulative Preferred Stock” (the “Series R Preferred Stock”), and the number of shares constituting such series shall be 28,000. Such number of shares of the Series R Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series R Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise or conversion of outstanding rights, options or other securities issued by the Corporation.

Section 2. Dividends and Distributions. (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series R Preferred Stock with respect to dividends, the holders of shares of Series R Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series R Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, regular quarterly dividends payable on such dates each year as designated by the Board of Directors (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of any share or fraction of a share of Series R Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) the Multiplier Number times the aggregate per share amount of all cash dividends or other distributions and the Multiplier Number times the aggregate per share amount of all non-cash dividends or other distributions (other than (A) a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) or (B) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series R Preferred Stock. As used herein, the “Multiplier Number” shall be 1,000,000; provided that if, at any time after June 9, 2009, there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution or issuance of shares of its capital stock in a merger, share exchange, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors shall adjust the Multiplier Number to the extent appropriate such that following such adjustment each share of Series R Preferred Stock shall be in the same economic position as prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series R Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than as described in Sections 2(a)(ii)(A) and 2(a)(ii)(B)); provided that if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date (or, with respect to the first Quarterly Dividend Payment Date, the period between the first issuance of any share or fraction of a share of Series R Preferred Stock and such first Quarterly Dividend Payment Date), a dividend of $1.00 per share on the Series R Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series R Preferred Stock from the Quarterly Dividend Payment Date immediately preceding the date of issuance of such shares of Series R Preferred Stock, unless the date of issuance of such shares is on or before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of shares of Series R Preferred Stock entitled to receive a quarterly dividend and on or before such Quarterly Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series R Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series R Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series R Preferred Stock shall have the following voting rights:

(a) Each share of Series R Preferred Stock shall entitle the holder thereof to a number of votes equal to the Multiplier Number on all matters submitted to a vote of stockholders of the Corporation.

(b) Except as otherwise provided herein or by law, the holders of shares of Series R Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation.

(c) (i) If at any time dividends on any Series R Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series R Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Series R Preferred Stock and any other series of Preferred Stock then entitled as a class to elect directors, voting together as a single class, irrespective of series, shall have the right to elect two Directors.

(ii) During any default period, such voting right of the holders of Series R Preferred Stock may be exercised initially at a special meeting called pursuant to Section 3(c)(iii) hereof or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of holders of Common Stock shall not affect the exercise by holders of Preferred Stock of such voting right. At any meeting at which holders of Preferred Stock shall initially exercise such voting right, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series R Preferred Stock.

(iii) Unless the holders of Preferred Stock shall have previously exercised their right to elect Directors during an existing default period, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of holders of Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing such notice to him at the address of such holder shown on the registry books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series. Notwithstanding the provisions of this Section 3(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may

(except as provided in Section 3(c)(ii) hereof) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Section 3(c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or bylaws irrespective of any increase made pursuant to the provisions of Section 3(c)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d) The certificate of incorporation of the Corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series R Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series R Preferred Stock, voting separately as a class.

(e) Except as otherwise expressly provided herein, holders of Series R Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions payable on the Series R Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series R Preferred Stock shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series R Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series R Preferred Stock, except dividends paid ratably on the Series R Preferred

Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series R Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series R Preferred Stock; or

(iv) redeem, purchase or otherwise acquire for value any shares of Series R Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series R Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series R Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for value any shares of stock of the Corporation unless the Corporation could, under paragraph 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series R Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors as permitted by the certificate of incorporation of the Corporation or as otherwise permitted under Delaware law.

Section 6. Liquidation, Dissolution and Winding-up. Upon any liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series R Preferred Stock unless, prior thereto, the holders of shares of Series R Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series R Preferred Stock shall be entitled to receive an aggregate amount per share equal to (x) the Multiplier Number times

(y) the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series R Preferred Stock, except distributions made ratably on the Series R Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series R Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to (x) the Multiplier Number times (y) the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8. No Redemption. The Series R Preferred Stock shall not be redeemable.

Section 9. Rank. The Series R Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up, unless the terms of such series shall specifically provide otherwise, and shall rank senior to the Common Stock as to such matters.

Section 10. Fractional Shares. Series R Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series R Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designations has been executed on behalf of the Corporation by its Treasurer and countersigned by an Assistant Secretary this 9th day of June, 2009.

CITIGROUP INC.

By:
Name:	Eric Aboaf
Title:	Treasurer

By:
Name:	Michael J. Tarpley
Title:	Assistant Secretary

EXHIBIT B

AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED OR TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

SUMMARY OF TERMS

CITIGROUP, INC.

TAX BENEFITS PRESERVATION PLAN

Purpose	The purpose of the Tax Benefits Preservation Plan (“Rights Plan”) described in this summary of terms is to preserve the value of the deferred tax assets (“Tax Benefits”) of Citigroup, Inc. (the “Company”) for U.S. federal income tax purposes, in light of the recently-announced exchange offers with the U.S. Department of Treasury, certain private holders of the Company’s preferred stock and public holders of the Company’s preferred stock.

Form of Security	The Board of Directors has declared a dividend of one preferred stock purchase right for each outstanding share of the Company’s Common Stock and each outstanding one one-millionth of a share of Series M Stock, payable to holders of record as of the close of business on June 22, 2009 (each a “Right” and collectively, the “Rights”)

Exercise	Prior to a Distribution Date[1], the Rights are not exercisable.

[1]	Distribution Date means the earlier of:

•	the 10th business day after public announcement that any person or group has become an Acquiring Person; and

•

the 10th business day after the date of the commencement of a tender or exchange offer by any person which would or could, if consummated, result in such person becoming an Acquiring Person, subject to extension by the Board of Directors of the Company.

After a Distribution Date, each Right is exercisable to purchase, for $20.00 (the “Purchase Price”), one one-millionth of a share of Series R Participating Cumulative Preferred Stock, $1.00 par value per share, of the Company (“Preferred Stock”).

Flip-In	If any person or group (an “Acquiring Person”) becomes a “5-percent shareholder” (subject to certain exceptions described in the Plan), then on a Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of millionths of a share of Preferred Stock of the Company having a market value of twice the Purchase Price; provided that (i) none of the Company and certain affiliates of the Company shall be an Acquiring Person, (ii) none of the U.S. Government, its instrumentalities or agencies and certain of its wholly-owned entities shall be an Acquiring Person, (iii) none of certain existing “5-percent shareholders” (including certain persons who are “5-percent shareholders” following specified exchange offers with the Company) shall be an Acquiring Person unless and until any such “5-percent shareholder” increases its percentage stock ownership in the Company by more than one-quarter of one percentage point, (iv) none of certain other “grandfathered persons” (as described in the Rights Plan) shall be an Acquiring Person so long as any such “grandfathered person” satisfies the applicable requirements set forth in the Rights Plan; (v) no person or group who or which the Board determines, in its sole discretion, has inadvertently become a “5-percent shareholder” (or inadvertently failed to continue to qualify as a “grandfathered person”) shall be an Acquiring Person so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such person’s (or such group’s) percentage stock ownership in the Company is less than 5-percent (or, in the case of any person or group that has inadvertently failed to qualify as a “grandfathered person,” the securities of the Company that caused such person or group to fail to qualify as a “grandfathered person”); (vi) no person or group that has become a “5-percent shareholder” shall be an Acquiring Person if the Board determines, in its sole discretion, that such person’s or group’s attainment of “5-percent shareholder” status has not jeopardized or endangered the Company’s utilization of the Tax Benefits; provided that such a person or group shall be an “Acquiring Person” if the Board, in its sole discretion, makes a contrary determination; (vii) no person or group who or which has become a “5-percent shareholder” (or failed to qualify as a “grandfathered person”) solely as a result of certain “in-kind distributions” shall be an Acquiring Person so long as such person or group satisfies the applicable requirements set forth in the Rights Plan; and (viii) an acquisition by a person or group of at least a majority of the Company’s Common Stock made by that person or group as part of an “qualified offer” (as defined in the Rights Plan) shall not result in any person or group becoming an Acquiring Person.

Exchange	At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the Company’s Common Stock), the Board may elect to exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for one one-millionth of a share of Preferred Stock per Right, subject to adjustment.

Redemption	The Board of Directors may, at its option, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.00001 per Right at any time prior to a Distribution Date.

Expiration & Renewal	The Rights will expire on the date that is 36 months and one day after the date of adoption of the Rights Plan.

Amendments	At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Rights Plan without the approval of any holders of certificates representing shares of Common Stock.

After a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend the Rights Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause this Rights Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.

Shareholder Rights	Rights holders have no rights as a shareholder of the Company, including the right to vote and to receive dividends.

Antidilution Provisions	The Rights Plan includes antidilution provisions designed to prevent efforts to diminish the efficacy of the Rights.

A copy of the Rights Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, as amended from time to time, the complete terms of which are hereby incorporated by reference.

EXHIBIT C

[FORM OF RIGHT CERTIFICATE]

No. R -	[Number of] Rights

NOT EXERCISABLE AFTER THE EARLIER OF                     , 20     AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS PLAN. AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

RIGHT CERTIFICATE

CITIGROUP, INC.

This Right Certificate certifies that                                         , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Rights Plan dated as of June 9, 2009 (the “Rights Plan”) between Citigroup, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”)) to purchase from the Company, at any time after a Distribution Date and prior to the Expiration Date, one-millionth of a fully paid, nonassessable share of Series R Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company at a purchase price of $20.00 per one one-millionth of a share (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein shall have the meanings given to them in the Rights Plan.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of June 9, 2009, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Plan.

If the Rights evidenced by this Right Certificate are Beneficially Owned by an Acquiring Person after an Acquiring Person has become such, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights. If the Rights evidenced by this Right Certificate are beneficially owned by (a) a transferee of Rights Beneficially Owned by such Acquiring Person who (i) becomes a transferee after a Stock Acquisition Date or (ii) becomes a transferee prior to or concurrently with a Stock Acquisition Date and receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of these transfer restrictions, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Plan.

At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth below in the Rights Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered. Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.

Subject to the provisions of the Rights Plan, the Board of Directors of the Company may, at its option,

(a) at any time on or prior to a Distribution Date redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, as may be adjusted pursuant to the Rights Plan; or

(b) at any time after a Distribution Date exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to Section 6(e)) for fractional shares of Preferred Stock at an exchange ratio of one millionth of a share of Preferred Stock per Right, as may be adjusted pursuant to the Rights Plan. If the Rights

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shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock). In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Plan), to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of                     , 20

CITIGROUP, INC.

By:
Name:
Title:

[SEAL]

Attest:

Name:
Title:	Secretary

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A. as Rights Agent

By:
Name:	Thomas Grayman
Title:	Regional Vice President

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                  Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:                     , 20

Signature

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate      are      are not Beneficially Owned by an Acquiring Person and      are      are not being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Rights Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it      did      did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated:                     , 20

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Right Certificate.)

To:	Citigroup, Inc.

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:                     , 20

Signature

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate      are      are not Beneficially Owned by an Acquiring Person and      are      are not being exercised by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Rights Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it      did      did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated:                     , 20

Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

SCHEDULE A

TRUPS TERMS

TERMS OF

8.00% CAPITAL SECURITIES

8.00% COMMON SECURITIES

Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of [                    ], 2009 (as amended from time to time, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

1. Designation and Number.

(a) Capital Securities. [    ] Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of [    ] dollars ($[    ]), and a liquidation amount with respect to the assets of the Trust of $1,000 per capital security, are hereby designated for the purposes of identification only as “8.00% Capital Securities” (the “Capital Securities”). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

(b) Common Securities. One hundred (100) Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ONE HUNDRED THOUSAND dollars ($100,000), and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as “8.00% Common Securities” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2. Distributions.

(a) Distributions payable on each Security will be fixed at a rate per annum of 8.00% (the “Coupon Rate”) of the stated liquidation amount per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the first date such Distributions are payable (or would be payable, if not for any Extension Period (as defined below) or default by the Debenture Issuer on the Debentures) will accumulate at the rate of interest payable on the Debentures, compounded quarterly (to the extent permitted by applicable law). The term “Distributions” as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional

Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

(b) Distributions on the Securities will be cumulative, will accrue from and including [    ], 2009, and will be payable quarterly in arrears, on [    ], [    ], [    ], and [    ] of each year, commencing on [    ], 2009. When, as and if available for payment, Distributions will be made by the Institutional Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an “Extension Period”), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period may extend beyond the date of maturity of the Debentures. As a consequence of the Debenture Issuer’s extension of the interest payment period, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate to the extent and in the amount that interest accrues and compounds on the underlying Debentures. In the event that the Debenture Issuer exercises its right to extend the interest payment period, then (a) the Debenture Issuer and any subsidiary of the Debenture Issuer will not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Debenture Issuer’s capital stock or make any guarantee payment with respect thereto (other than (i) purchases, redemptions or other acquisitions of shares of capital stock of Citigroup in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) purchases of shares of common stock of Citigroup pursuant to a contractually binding requirement to buy stock entered into in the ordinary course of business and existing prior to the commencement of the Extension Period, including under a contractually binding stock repurchase plan, (iii) as a result of an exchange or conversion of any class or series of Citigroup’s capital stock for any other class or series of Citigroup’s capital stock, (iv) the purchase of fractional interests in shares of Citigroup’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) the purchase of Citigroup’s capital stock in connection with the distribution thereof) and (b) the Debenture Issuer and any subsidiary of the Debenture Issuer will not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Debenture Issuer that rank pari passu with or junior to the Debentures. The foregoing, however, will not apply to any stock dividends paid by Citigroup where the dividend stock is the same stock as that on which the dividend is being paid. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters; provided further, that no Extension Period may extend beyond the maturity of the Debentures. Payments of deferred Distributions and accrued interest thereon will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Regular Trustees will give notice to each Holder of any Extension Period upon their receipt of notice thereof from the Debenture Issuer.

(c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Capital Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made in accordance with the procedures of The Depository Trust Company (“DTC”). The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. If the Capital Securities shall not continue to remain in book-entry only form, the relevant record dates for the Capital Securities shall conform to the rules of any securities exchange on which the Capital Securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be more than 14 days but less than 60 days prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

(d) In the event that there is any money or other property, held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3. Liquidation Distribution Upon Dissolution.

(a) In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of claims and obligations of the Trust pursuant to applicable law, distributions in an amount equal to the aggregate of the stated liquidation amount per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities. Prior to any such Liquidation Distribution, the Debenture Issuer will obtain any required regulatory approval.

(b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

4. Redemption and Distribution.

(a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below or while Capital Securities are held by the U.S. Government in connection with TARP assistance provided to the Debenture Issuer), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the liquidation amount per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the “Redemption Price”). Holders shall be given not less than 30 nor more than 60 days’ notice of such redemption. Prior to any such redemption, the Debenture Issuer will obtain any required regulatory approval.

(b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(e)(ii) below.

(c) Subject to obtaining any required regulatory approval, if, at any time, a Tax Event, an Investment Company Event or a Regulatory Capital Event (each as defined below, and each a “Special Event”) shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days’ notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Debenture Issuer or the holders of the Capital Securities or the Debentures, then the Debenture Issuer or the Trust will pursue such measure in lieu of redemption.

“Tax Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or administrative pronouncement on or after June 9, 2009), in either case after June 9, 2009, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

“Investment Company Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after June 9, 2009.

“Regulatory Capital Event” means a determination by the Debenture Issuer, based on an opinion of counsel experienced in such matters (who may be an employee of the Debenture Issuer or any of its affiliates), that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment, clarification, change, pronouncement or decision is announced or is effective after June 9, 2009, there is more than an insubstantial risk that the Capital Securities will no longer constitute Tier I Capital of the Debenture Issuer or any bank holding company of which the Debenture Issuer is a subsidiary (or its equivalent) for purposes of the capital adequacy guidelines or policies of the Board of Governors of the Federal Reserve System or its successor as the Debenture Issuer’s primary federal banking regulator, provided, however that the distribution of the Debentures in connection with the liquidation of the Trust shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

On and from the date fixed by the Regular Trustees for any distribution of the Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Capital Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

(d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

(e) Redemption or Distribution procedures will be as follows:

(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust by mail to the Institutional Trustee and the Delaware Trustee and to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

(ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

(iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided, that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the

Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

(iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities to the Holder thereof.

(v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its affiliates may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

5. Voting Rights - Capital Securities.

(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

(b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past Default (as defined in the Indenture) that is waivable under Section 5.6 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Debentures, shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Capital Securities may directly institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. If a Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Capital Securities may also directly institute a proceeding for enforcement of payment to such holder (a “Direct Action”) of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified or provided for in the Debentures without first (i) directing the Institutional Trustee to enforce the terms of the Debentures or (ii) instituting a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures. Except as provided in the preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Capital Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Capital Securities in such Direct Action.

Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with this Declaration and the terms of the Securities.

Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding; provided, however, that the U.S. Government shall not be an Affiliate of the Sponsor for purposes of this provision and shall be entitled to vote or consent under the circumstances described above while it is a Holder of Capital Securities.

6. Voting Rights - Common Securities.

(a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

(b) The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

(c) Subject to Section 2.6 of the Declaration and only after the Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past Default (as defined in the Indenture) that is waivable under Section 5.6 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the

Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7. Amendments to Declaration and Indenture.

(a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

(b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting or consenting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a “Super Majority”), the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8. Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9. Ranking.

The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where a Default (as defined in the Indenture) occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

10. Listing.

The Capital Securities will not initially be listed on any exchange. In the event that the Holder of the Common Securities determines to list the Capital Securities on an exchange, the Regular Trustees shall use their best efforts to cause the Capital Securities to be so listed.

11. Acceptance of Securities Guarantee and Indenture.

Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

12. No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13. Miscellaneous.

These terms constitute a part of the Declaration.

The Sponsor will provide a copy of the Declaration or the Capital Securities Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

SCHEDULE B

CAPITALIZATION2

Capitalization Date:	May 31, 2009

Common Stock

Par value:	$0.01

Total Authorized:	15,000,000,000

Outstanding:	5,671,743,807[3]

Subject to warrants, options, convertible securities, etc.:	1,435,913,090

Reserved for issuance under Upper DECS Equity Units:	235,626,767

Reserved for benefit plans and other issuances:	384,156,899

Remaining authorized but unissued and unreserved:	7,272,559,437

Allocated to equity settlement of Enhanced Trust Preferred:	2,855,000,000

Remaining authorized but unissued, unreserved and unallocated:	4,417,559,437

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above):	0

Preferred Stock

Par value:	$1.00

Total Authorized:	30,000,000

Outstanding (by series):

Adjustable Rate Cumulative Preferred Stock, Series Y	2,262, liquidation preference $100,000 per share

5.321% Cumulative Preferred Stock, Series YY	987, liquidation preference $1,000,000 per share

[2]	The Company may adopt a new series of preferred stock in connection with the adoption of a deferred tax assets protection rights plan.
[3]	Includes 157,507,469 shares held in treasury.

6.767% Cumulative Preferred Stock, Series YYY	2,597, liquidation preference $1,000,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series A1	137,600, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series B1	60,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series C1	20,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series D1	15,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series J1	9,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series K1	8,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series L2	100, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series N1	300, liquidation preference $50,000 per share

6.5% Non-Cumulative Convertible Preferred Stock, Series T	63,373, liquidation preference $50,000 per share

8.125% Non-Cumulative Preferred Stock, Series AA	148,600, liquidation preference $25,000 per share

8.40% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E	240,000, liquidation preference $25,000 per share

8.50% Non-Cumulative Preferred Stock, Series F	81,600, liquidation preference $25,000 per share

Fixed Rate Cumulative Perpetual Preferred Stock, Series H	25,000, liquidation preference $1,000,000 per share

Fixed Rate Cumulative Perpetual Preferred Stock, Series I	20,000, liquidation preference $1,000,000 per share

Fixed Rate Cumulative Perpetual Preferred Stock, Series G	7,059, liquidation preference $1,000,000 per share

Total	841,478 (including 5,846 held by wholly owned subsidiaries)

Reserved for issuance:	0

Remaining authorized but unissued:	29,158,522

SCHEDULE C

REQUIRED CONSENTS, FILINGS AND APPROVALS

List any exceptions to the representation and warranty in Section 2.2(g) of the Agreement.

Pre-closing approvals
Jurisdiction	Regulator
New York	New York Stock Exchange
Australia	Treasury
Ireland	Irish Financial Services Regulatory Authority (IFSRA)
Malaysia	Bank Negara Malaysia
Singapore	Monetary Authority of Singapore (MAS)
Spain	Bank of Spain
Turkey	Banking Regulatory and Supervision Agency Capital Market Board
United States	Federal Energy Regulatory Commission (FERC) Financial Industry Regulatory Authority (FINRA)

Pre-closing notifications
Jurisdiction	Regulator
UK	FSA
Aruba	Central Bank of Aruba
Brazil	CADE
Germany	BaFin Bundesbank
Qatar	QFCRA
UAE	Dubai Financial Services Authority

Post-closing notifications
Jurisdiction	Regulator
United States	FINRA
UK	FSA
Argentina	Argentine Central Bank
Brazil	Brazil Central Bank
Bulgaria	National Bank of Bulgaria
Canada	Quebec L’authorité des marchés financiers (AMF)
Egypt	Central Bank
France	French Central Bank
Gabon	Central Bank
Ghana	Registrar of Companies
Hong Kong	SEHK; HKFE
India	Reserve Bank of India; Registrar of Companies; Securities and Exchange Board
Israel	Bank of Israel; Israeli Securities Authority (MAGNA); Tel Aviv Stock Exchange
Japan	FSA
Jordan	Central Bank of Jordan
Kuwait	Central Bank
Lebanon	Central Bank
Mauritius	Financial Services Commission
Monaco	Commission de Contrôle des Activités Financières

Peru	Conasev
PRC	CBRC
Singapore	MAS; SGX; Central Depositary; Electronic Payment System; Clearing Houses
Slovakia	National Bank of Slovakia
Taiwan	FSC
Thailand	Bank of Thailand; SEC
Uruguay	Central Bank of Uruguay
Vietnam	State Bank of Vietnam

If none, please so indicate by checking the box:  ☐.

SCHEDULE D

MATERIAL ADVERSE CHANGES

List any exceptions to the representation and warranty in Section 2.2(h) of the Agreement.

If none, please so indicate by checking the box:  ☒.

SCHEDULE E

PREFERRED STOCKHOLDER PROPOSALS

The Preferred Stockholder Proposals are the following proposed amendments to the Charter described below:

1.	to eliminate the requirement that dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of Common Stock; and

2.	to increase the number of authorized shares of preferred stock from 30 million to 2 billion.